      As filed with the Securities and Exchange Commission on June 28, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                            5910 Mineral Point Road
                               Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                               Steve Suleski, Esq.
                                 Vice President
                               CUNA Mutual Group
                            5910 Mineral Point Road
                               Madison, WI 53705
                    (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

                      -------------------------------------

Date of Fiscal Year End:   October 31, 2004

Date of Reporting Period:  November 1, 2004 - April 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on June 28, 2005 appears beginning on the following page.

                                     [LOGO]

MEMBERS MUTUAL FUNDS

SEMIANNUAL REPORT

APRIL 30, 2005

CASH RESERVES FUND

BOND FUND

HIGH INCOME FUND

BALANCED FUND

GROWTH AND INCOME FUND

CAPITAL APPRECIATION FUND

MID-CAP FUND

MULTI-CAP GROWTH FUND

INTERNATIONAL STOCK FUND

                                                     [MEMBERS MUTUAL FUNDS LOGO]

LETTER TO SHAREHOLDERS

[PHOTO OF LAWRENCE R. HALVERSON]

Dear Fellow Shareholder:

You probably have heard it said many times before -- long-term investors usually do best with their investments if they ignore short-term vacillations in the investment markets (and in their own investment portfolios). But, very few of us are able to look away when stock or bond prices are surging, much less when they are in rapid descent.

The first six months of MEMBERS Funds' current fiscal year provided some of both kinds of markets, with little net effect. Stocks surged in November and December, but then generally moved lower as investors' inflation worries fostered visions of rising interest rates and slowing economic growth. These same influences drove bond prices down in February and March, and then supported their recovery to very near the levels that prevailed at the beginning of the period.

For the six months ended April 30, 2005, the popular domestic stock market indexes showed returns ranging from about +3% for the S&P 500 to -2% for NASDAQ. Bonds' return range was even closer to zero. International stock markets were strong, however, with returns averaging about 9% in developed economies to about 13% in emerging economies.

The attached Semiannual Report provides summaries of the activities and performance of each of the MEMBERS Funds. The only fund to suffer negative returns in this period was the High Income Fund (Class A shares at net asset value). Its decline was less than -1% and is at least partially due to the higher-than-usual transaction costs incurred by the fund's new subadvisor, Shenkman Capital Management, as it repositioned the portfolio to reflect its higher quality focus.

A primary driver behind the change of subadvisor of this fund was our desire for a more conservative, higher quality approach to the high yield market. This preference for quality should serve this fund well in the years ahead if we are correct in our expectation that investors' preferences will become more conservative following the long run of outperformance of lower quality investments. The other MEMBERS Funds generally are similarly positioned to benefit from such a return to higher investment quality.

We appreciate the opportunity to serve your investment needs and remain committed to your long-term investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
President

                       Not part of the Semiannual Report.

SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

The U.S. economy expanded at a healthy pace in the six months ended April 30, 2005, growing at or just above what is believed to be its long-term potential growth rate of 3.5%. Consumer spending was somewhat inconsistent, with the early part of the holiday shopping season sluggish and another "soft spot" in April caused by a surge in gasoline prices. However, the overall contribution of consumer spending to the economy was positive. Also positive was a minor boom in manufacturing, driven by robust corporate capital spending and export growth. By the end of the period, industrial capacity utilization levels had reached levels not seen since 2000. The housing market and housing construction also made large contributions to economic growth during the period.

Inflationary pressures picked up during the period, with higher energy and commodity prices and the after-effects of the aggressive monetary stimulus that the U.S. Federal Reserve (the "Fed") applied in 2002-3 leading to a rise in both wholesale and consumer prices. Improving productivity helped to keep unit labor costs low, but despite the highly competitive business environment some companies were able to pass on increases in energy and raw-material prices on to consumers. The labor market continued to stabilize, with modest but relatively consistent job creation and a gradually falling unemployment rate.

U.S. STOCKS

U.S. stocks posted modest gains over the period, with the S&P 500 Index rising 3.28%. Equity markets saw across-the-board gains after the uncertainties surrounding the Presidential election were removed, and the rally continued into the new year. However, concerns about inflation, oil prices, and the chance of more aggressive Fed tightening capped the rally in March. Shrinkage in liquidity and the money supply exerted downward pressure on stock prices throughout the period, and took particular effect in March and April, when most major stock indexes retouched levels last seen before the 2004 election. Higher-quality and dividend-paying stocks out-performed during the period, while small-cap stocks and lower-quality stocks, which have been out-performers since the spring of 2003, did poorly.

U.S. BONDS

U.S. bonds posted slightly positive returns overall. The Fed increased short-term interest rates four times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 1.75% to 2.75%. U.S. Treasury bonds at shorter and longer durations out-performed intermediate-duration bonds in terms of price as the yield curve "flattened." 30-year U.S. Treasury bond yields actually fell some 275 basis points during the period as long-term inflation expectations grew more modest. Early on in the period, lower-quality investment grade corporate bonds and high-yield corporate bonds out-performed less-risky bonds, continuing a long run of superior relative performance. Just as in stocks, however, this trend had reversed itself sharply by the end of the period as uneasiness about the effects of Fed tightening and the rich valuations of many of these bonds led market participants to take profits and rotate into safer assets.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth slowed in the euro-zone but remained strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Weakness in the euro-zone derived from a number of sources, including falling business and consumer confidence, a stronger euro hitting exports, and generalized weakness in the industrial sector due to higher energy and commodity prices. Emerging economies focused on the export of natural resources such as Brazil performed well during the period, although hints of cracks in commodity markets near the end of the period caused some unease. Overall, global growth slowed gradually during the period as higher energy and commodity prices acted as "natural stabilizers" for a global economy that had been growing at an impressive but unsustainable pace since the summer of 2003.

Emerging markets stocks continued to out-perform other international stocks during the period, but both European and Japanese stocks also out-performed U.S. stocks in U.S. dollar-denominated terms as the dollar weakened against the yen and euro. The MSCI Emerging Markets Index rose 13.63% during the period, while the MSCI EAFE Index of developed markets stocks rose 8.95%.

                       Not part of the Semiannual Report.

TABLE OF CONTENTS

                                                               PAGE
                                                               ----
FUND PERFORMANCE REVIEWS
       Bond Fund ............................................    2
       High Income Fund .....................................    4
       Balanced Fund ........................................    6
       Growth and Income Fund ...............................    8
       Capital Appreciation Fund ............................   10
       Mid-Cap Fund .........................................   12
       Multi-Cap Growth Fund ................................   14
       International Stock Fund .............................   16
PORTFOLIOS OF INVESTMENTS
       Cash Reserves Fund ...................................   18
       Bond Fund ............................................   20
       High Income Fund .....................................   25
       Balanced Fund ........................................   34
       Growth and Income Fund ...............................   40
       Capital Appreciation Fund ............................   42
       Mid-Cap Fund .........................................   44
       Multi-Cap Growth Fund ................................   47
       International Stock Fund .............................   49
FINANCIAL STATEMENTS
       Statements of Assets and Liabilities .................   54
       Statements of Operations .............................   56
       Statements of Changes in Net Assets ..................   58
       Financial Highlights .................................   62
NOTES TO FINANCIAL STATEMENTS ...............................   72
OTHER INFORMATION ...........................................   79
TRUSTEES AND OFFICERS .......................................   84

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

BOND FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories.

The MEMBERS Bond Fund (Class A shares at net asset value) returned 0.87% during the six-month period ended April 30, 2005, while the Merrill Lynch U.S. Domestic Master Index returned 1.08%.

The fund benefited from management's decision to overweight longer and shorter maturities versus intermediate maturities - a portfolio "barbell." As long-term inflation expectations remained contained and the Fed hiked short-term interest rates, the yield curve flattened: the spread between yields of the 2-year U.S. Treasury Note and the 10-year U.S. Treasury note narrowed some 93 basis points during the period. The fund also was underweight automobile bonds in the investment-grade corporate sector, which helped relative performance when operating results for Ford and GM deteriorated rapidly and the yield spreads of their bonds versus U.S. Treasurys increased sharply on expectations that the credit quality of both companies would be downgraded by the rating agencies. An overweight in utilities also helped relative performance in the fund's corporate bond holdings, as did overweights and good security selection in the asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors. Performance was hurt by an underweight in the mortgage-backed securities (MBS) sector, which had the highest excess return of any sector during the period. Performance was also hurt by an overweight in BBB-rated corporate bonds, particularly at longer durations.

Management remains cautious about the bonds of automakers and generally favors higher-quality issues as the Fed's campaign of monetary tightening continues and financial stress increases. Management is also taking some of the weight out of the ends of the portfolio "barbell" that proved a beneficial strategy during the period.

MEMBERS Capital Advisors' Fixed-Income Portfolio Management Team - Advisor

BOND FUND PERFORMANCE REVIEW

               CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE GRAPH]

BOND FUND

Graphic: Line chart showing Bond Fund Performance of $10,000 Since Inception for the following:

         12/29/97
         Inception 4/30/1998 10/31/1998 4/30/1999  10/31/1999 4/30/2000 10/31/2000 4/30/2001 10/31/2001 4/30/2002 10/31/2002
Class A
Shares        9,525    9,654     10,104    10,252      10,266    10,372     10,768    11,338     12,175    12,095     12,688

Class B
Shares       10,000    9,667     10,086    10,195      10,235    10,372     10,721    11,418     12,225    12,286     12,852

Merrill
Lynch
U.S.
Domestic
Master
Index        10,000   10,219     10,803    10,870      10,840    11,005     11,634    12,350     13,331    13,311     14,129

          4/30/2003 10/31/2003 4/30/2004 10/31/2004 4/30/2005
Class A
Shares       13,174     13,132    13,204     13,717    13,835

Class B
Shares       13,184     13,091    13,214     13,676    13,744

Merrill
Lynch
U.S.
Domestic
Master
Index        14,739     14,825    15,012     15,648    15,817

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

Graphic: Pie chart showing Bond Fund Diversification of investments Among Market Sectors as follows:

Corporate Notes and Bonds                         28%
Cash & Other Net Assets                            2%
Private Label Mortgage Backed                      1%
Commercial Mortgage Backed                         7%
Mortgage Backed                                   31%
U.S. Government and Agency Obligations            24%
Asset Backed                                       7%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                      % RETURN WITHOUT SALES CHARGE                 % RETURN AFTER SALES CHARGE(4)
                                                                  Since                                           Since
                                  1 Year    3 Years   5 Years  Inception(5)      1 Year    3 Years    5 Years  Inception(5)
                                  ------    -------   -------  ------------      ------    -------    -------  ------------
Class A Shares(2)                   4.78%     4.59%    5.93%     5.22%           -0.21%     2.92%       4.90%    4.52%
Class B Shares(3)                   4.01      3.81     5.12      4.43            -0.49      2.71        4.80     4.43
Merrill Lynch U.S. Domestic
 Master Index                       5.36      5.91     7.52      6.45               --        --          --       --

(2) Maximum Sales Charge is 4.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

HIGH INCOME FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Shenkman Capital Management, Inc. ("SCM") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

The MEMBERS High Income Fund (Class A shares at net asset value) returned -0.81% during the six month period ended April 30, 2005, while the Merrill Lynch U.S. High Yield Master II Index returned 0.00%.

The reporting period was volatile for high yield bond investors. The market rallied sharply in the last two months of 2004; dipped slightly in January as investors caught their collective breath; rebounded in February as a paucity of new issues and strong secondary demand forced spreads to near record lows; and then closed out the period with two difficult months in March and April. The market's sharp correction in March was driven by significant outflows from U.S. mutual funds, the pull-back of capital by broker-dealers, and concerns over a possible downgrade of General Motors to below investment grade and the potential impact of such a large "fallen angel" on the market.

Sentiment in the high yield market changed significantly in the first quarter of 2005 as investors' appetite for risk abated. During the quarter, lower quality issues performed the worst, as triple C credits and below returned -2.26% versus double B credits which generated a -1.33% return and single B credits which posted a -1.26% return. The technicals for the overall market also deteriorated in the first quarter. Mutual fund outflows during the quarter were $4.2 billion versus $1.8 billion in the first quarter of 2004. The average price of the Merrill Lynch U.S. High Yield Master II Index fell from $104.04 at December 2004 to $98.42 at the end of April. Yield spreads, which tightened to near record levels in February at 307 basis points (according to the CSFB High Yield Index), experienced a significant widening in April as they ended the period at 431 basis points.

The fund posted a negative return for the reporting period, and under-performed its benchmark during this difficult period. During the month of March there was a large amount of trading activity as the portfolio was transitioned to Shenkman Capital Management, Inc. during a period of significant market volatility. The month of March was also the worst performing month during the period as the Merrill Lynch U.S. High Yield Master II Index fell 2.73%.

Management believes that interest rates should continue to increase over the balance of the year. Therefore, the portfolio is positioned with a duration lower than that of the overall market. Moreover, the portfolio will maintain an underweighted position in double B credits as management believes that this rating category could be more susceptible to rising interest rates.

With speculative fervor cooling in the high yield market, credit analysis skills should become a more important element of success. Broad portfolio diversification and the ability to differentiate between average and weak credits are likely to be critical to achieving relatively strong performance in the months ahead. As spreads widen and opportunities arise to improve portfolio yields, the pendulum should eventually swing back to a buyers' market once again. From a fundamental perspective, the key underpinnings of the market appear likely to remain intact: a growing U.S. economy, increasing corporate profits, and a low default rate environment.

MEMBERS Capital Advisors' Fixed-Income Portfolio Management Team - Advisor

Shenkman Capital Management, Inc. - Subadvisor

HIGH INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE CHART]

HIGH INCOME FUND

Graphic: Line chart showing High Income Fund Performance of $10,000 Since Inception for the following:

                 12/29/97
                 Inception 4/30/1998 10/31/1998 4/30/1999 10/31/1999 4/30/2000 10/31/2000 4/30/2001 10/31/2001 4/30/2002 10/31/2002
                 --------- --------- ---------- --------- ---------- --------- ---------- --------- ---------- --------- ----------
MMF High
Income A           9,525     9,799     8,974      10,171     9,843      10,085    9,763      9,992     9,574    10,054      9,606

MMF High
Income B          10,000     9,800     8,962      10,091     9,805      10,114    9,698     10,001     9,571    10,223      9,745

Lehman Brothers
High Yield Bond
IX                10,000    10,398     9,790      10,444    10,215      10,223   10,050     10,334    10,035    10,701      9,484

Merrill Lynch
High Yield
Master II         10,000    10,346     9,809      10,679    10,359      10,385   10,185     10,453    10,191    10,818      9,525

                  4/30/2003 10/31/2003 4/30/2004 10/31/2004 4/30/2005
                  --------- ---------- --------- ---------- ---------
MMF High
Income A            10,902    11,630     12,113    12,877     12,773

MMF High
Income B            10,947    11,617     12,145    12,862     12,710

Lehman Brothers
High Yield Bond
IX                  11,642    12,687     13,388    14,250     14,261

Merrill Lynch
High Yield
Master II           11,641    12,678     13,356    14,223     14,224

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Utilities                               12%
Telecommunications                      11%
Health Care                              6%
Chemicals                                5%
Gaming                                   5%
Oil and Gas                              5%
Cash and Other Net Assets                5%
Forestry/Paper                           4%
Media - Cable                            4%
Aerospace/Defense                        3%
Consumer Products                        3%
General Industrial & Manufacturing       3%
Hotels                                   3%
Packaging                                3%
Printing and Publishing                  3%
Support Services                         3%
Building Materials                       2%
Leisure and Entertainment                2%
Media - Broadcasting                     2%
Metals and Mining                        2%
Non Food and Drug Retailers              2%
Technology                               2%
Apparel/Textiles                         1%
Auto Parts & Equipment                   1%
Beverage/Food                            1%
Building and Construction                1%
Environmental                            1%
Food and Drug Retailers                  1%
Media - Diversified and Services         1%
Restaurants                              1%
Steel                                    1%
Transportation                           1%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                  % RETURN WITHOUT SALES CHARGE            % RETURN AFTER SALES CHARGE(4)
                                                             Since                                         Since
                          1 Year    3 Years     5 Years   Inception(5)  1 Year    3 Years    5 Years    Inception(5)
                          ------    -------     -------   ------------  ------    -------    -------    ------------
Class A Shares(2)           5.46%     8.31%      4.84%       4.08%        0.42%      6.56%      3.84%         3.39%
Class B Shares(3)           4.65      7.53       4.06        3.32         0.22       6.51       3.77          3.32
Lehman Brothers High
  Yield Bond Index          6.52     10.06       6.88        4.96           --         --         --            --
Merrill Lynch U.S. High
  Yield Master II Index     6.49      9.54       6.49        4.92           --         --         --            --

(2) Maximum Sales Charge is 4.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

BALANCED FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The MEMBERS Balanced Fund (Class A shares at net asset value) returned 2.85% in the six months ended April 30, 2005, while the Russell 1000(R) Index returned 4.04% and the Merrill Lynch U.S. Domestic Master Index returned 1.08%.

Performance among the fund's equity holdings was helped by an overweight in the energy sector, as high oil prices and continued global economic growth led to strong market performance by shares of energy companies. Performance was also helped by stock selection in the financials sector, where holdings Allstate, Prudential, Citigroup, and Chubb all out-performed their broader sector. Stock selection was also a positive contributor in the information technology sector, as Motorola drove out-performance in the communications equipment sector and computer-aided design software provider Autodesk helped performance in the software subsector. Performance was hurt by stock selection in the consumer staples sector, as Sara Lee weighed on the portfolio's relative performance in the food products sub-sector.

Performance in the fund's bond holdings was helped by an overweight in longer and shorter maturities versus the broader investment-grade bond market, an underweight in the troubled automobile sector of the corporate bond market, and both overweights and good security selection in the ABS and CMBS sectors. An underweight in the MBS sector was a modest drag on performance.

MEMBERS Capital Advisors' Common Stock and Fixed-Income Portfolio Management Teams - Advisor

BALANCED FUND PERFORMANCE REVIEW

               CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE CHART]

BALANCED FUND

Graphic: Line chart showing Balanced Fund Performance of $10,000 Since Inception for the following:

               12/29/97
               Inception 4/30/1998 10/31/1998 4/30/1999 10/31/1999 4/30/2000 10/31/2000 4/30/2001 10/31/2001 4/30/2002 10/31/2002
               --------- --------- ---------- --------- ---------- --------- ---------- --------- ---------- --------- ----------
MMF Balanced A    9,425    10,281    10,266     11,736    11,866     12,653    12,893     12,579    11,792     11,993     10,897

MMF Balanced B   10,000    10,432    10,374     11,420    11,922     12,852    13,053     12,728    11,867     12,329     11,161

Merrill Lynch
U.S. Domestic
Master Index     10,000    10,219    10,803     10,870    10,840     11,005    11,634     12,350    13,331     13,311     14,129

Russell 1000
Index            10,000    11,671    11,459     14,041    14,391     15,789    15,694     13,632    11,608     11,999      9,913

                4/30/2003 10/31/2003 4/30/2004 10/31/2004 4/30/2005
                --------- ---------- --------- ---------- ---------
MMF Balanced A    11,228    12,284     12,792    13,231     13,607

MMF Balanced B    11,357    12,385     12,952    13,347     13,675

Merrill Lynch
U.S. Domestic
Master Index      14,739    14,825     15,012    15,648     15,817

Russell 1000
Index             10,384    12,125     12,866    13,256     13,792

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more-or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Graphic: Pie chart showing Bond Fund Diversification of investments Among Market Sectors as follows:

Cash & Other Net Assets                           4%
U.S. Government and Agency Obligations           10%
Mortgage Backed                                   9%
Corporate Notes and Bonds                         9%
Private Label Mortgage Backed                     1%
Commercial Mortgage Backed                        2%
Asset Backed                                      2%
Common Stocks                                    63%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                  % RETURN WITHOUT SALES CHARGE            % RETURN AFTER SALES CHARGE(4)

                                                             Since                                         Since
                          1 Year     3 Years    5 Years   Inception(5)  1 Year    3 Years    5 Years    Inception(5)
                          ------     -------    -------   ------------  ------    -------    -------    ------------
Class A Shares(2)           6.38%       4.30%      1.47%     5.13%        0.28%      2.26%      0.27%      4.29%
Class B Shares(3)           5.58        3.52       0.71      4.36         1.08       2.41       0.33       4.36
Merrill Lynch U.S.
  Domestic Master Index     5.36        5.91       7.52      6.45           --         --         --         --
Russell 1000(R) Index       7.20        4.75      -2.67      4.48           --         --         --         --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

GROWTH AND INCOME FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.

The MEMBERS Growth and Income Fund (Class A shares at net asset value) returned 5.00% during the six-month period ended April 30, 2005, under-performing the Russell 1000(R) Value Index, which returned 6.72%.

The fund's performance was helped by an underweight in the financials sector, but hurt by an overweight in the information technology sector. Stock selection in the financials sector helped performance, as the fund's positions in insurers Allstate and Prudential significantly out-performed the broader sector as short-term interest rates rose. Performance was hurt by stock selection in the consumer staples sector, as Sara Lee experienced operating difficulties and announced a major restructuring. The portfolio's underweight versus benchmark of the Altria Group, which rose sharply on positive litigation results, was also a drag on performance. Stock selection in the consumer discretionary sector was a negative contributor overall as well, as holdings Home Depot and Target under-performed the sector.

Management continues to favor "quality" stocks - shares of companies with long records of consistent earnings growth, relatively low earnings volatility, and financial strength. Lower-quality stocks out-performed in 2003 and 2004, leaving a number of higher-quality shares undervalued in the opinion of management. It may take time for the market to recognize whatever value is latent in these shares, but the fund's investment focus remains on the long term.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team - Advisor

GROWTH AND INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                               [PERFORMANCE CHART]

GROWTH AND INCOME

Graphic: Line chart showing Growth and Income Fund Performance of $10,000 Since Inception for the following:

              12/29/97
              Inception 4/30/1998 10/31/1998 4/30/1999 10/31/1999 4/30/2000 10/31/2000 4/30/2001 10/31/2001 4/30/2002 10/31/2002
              --------- --------- ---------- --------- ---------- --------- ---------- --------- ---------- --------- ----------
MMF Growth &
  Income A      9,425    10,928      10,327   12,910      12,634    13,654    13,506     12,430    10,748     11,300     9,081

MMF Growth &
  Income B     10,000    11,114      10,447   12,287      12,821    13,893    13,682     12,566    10,777     11,609     9,295

Russell 1000
Value Index    10,000    11,429      10,864   13,039      12,659    12,533    13,358     13,339    11,773     12,817    10,593

               4/30/2003 10/31/2003 4/30/2004 10/31/2004 4/30/2005
               --------- ---------- --------- ---------- ---------
MMF Growth &
  Income A        9,286    10,801     11,577    11,903     12,643

MMF Growth &
  Income B        9,365    10,861     11,709    12,134     12,695

Russell 1000
Value Index      11,150    13,017     14,078    15,028     16,039

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Graphic: Pie chart showing Bond Fund Diversification of investments Among Market Sectors as follows:

Materials                                          5%
Information Technology                            10%
Consumer Discretionary                            11%
Health Care                                        9%
Financials                                        25%
Telecommunications Services                        4%
Cash & Other Net Assets                            3%
Utilities                                          3%
Industrials                                       11%
Consumer Staples                                   7%
Energy                                            12%

               AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                          % RETURN WITHOUT SALES CHARGE                  % RETURN AFTER SALES CHARGE(4)
                                                                       Since                                          Since
                                  1 Year     3 Years    5 Years     Inception(5)  1 Year     3 Years    5 Years    Inception(5)
                                  ------     -------    -------     ------------  ------     -------    -------    ------------
Class A Shares(2)                   9.21%       3.82%     -1.53%        4.08%       2.89%       1.79%     -2.69%       3.25%
Class B Shares(3)                   8.42        3.03      -2.27         3.31        3.92        1.92      -2.66        3.31
Russell 1000(R) Value Index        13.92        7.76       5.06         6.65          --          --         --          --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

CAPITAL APPRECIATION FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Capital Appreciation Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "core" or "blend" approach. Relative to the Growth and Income Fund, the Capital Appreciation Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The MEMBERS Capital Appreciation Fund (Class A shares at net asset value) returned 2.10% during the six-month period ended April 30, 2005, under-performing the Russell 1000(R) Index, which returned 4.04%.

Fund performance was helped by an overweight in the energy sector and by stock selection in the information technology sector, where software concerns Autodesk and Cadence Design Systems significantly out-performed their sub-sector, and in the consumer discretionary sector, where the fund's media holdings including Liberty Media performed well. Performance was hurt by stock selection in the health care sector, where the fund's positioning in the health care providers & services sub-sector hurt performance, and in the industrials sector, where Masco under-performed in the building materials subsector.

Management has reduced the portfolio's strategic overweight in the energy sector, which has been very successful for the fund. While management believes the long-term, secular investment thesis favoring energy is still valid, equity markets are pricing many energy shares aggressively, leaving share prices vulnerable if a slowing global economy or other factors lead to earnings disappointments in the near term.

MEMBERS Capital Advisor' Common Stock Portfolio Management Team - Advisor

CAPITAL APPRECIATION FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE CHART]

CAPITAL APPRECIATION

Graphic: Line chart showing Capital Appreciation Fund Performance of $10,000 Since Inception for the following:

                12/29/97
                Inception  4/30/1998  10/31/1998  4/30/1999  10/31/1999  4/30/2000  10/31/2000  4/30/2001  10/31/2001
                ---------  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
MMF Capital
Appreciation A     9,425     11,057     10,415      12,558     12,945      14,585     15,550      14,708     12,116
MMF Capital
Appreciation B    10,000     11,261     10,541      12,034     13,153      14,870     15,812      14,940     12,205
Russell 1000
Index             10,000     11,671     11,459      14,041     14,391      15,789     15,694      13,632     11,608

                4/30/2002  10/31/2002  4/30/2003  10/31/2003  4/30/2004  10/31/2004  4/30/2005
                ---------  ----------  ---------  ----------  ---------  ----------  ---------
MMF Capital
Appreciation A    12,057      9,142       9,674     11,278      11,801     12,218      12,475
MMF Capital
Appreciation B    12,401      9,364       9,779     11,366      11,969     12,341      12,552
Russell 1000
Index             11,999      9,913      10,384     12,125      12,866     13,256      13,792

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

Graphic: Pie chart showing Capital Appreciation Diversification of investments Among Market Sectors as follows:

Materials                                         3%
Information Technology                           16%
Consumer Staples                                 10%
Consumer Discretionary                           12%
Financials                                       19%
Telecommunication Services                        3%
Cash & Other Net Assets                           1%
Utilities                                         2%
Health Care                                      13%
Industrials                                      11%
Energy                                           10%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                  % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                              Since                                        Since
                          1 Year    3 Years    5 Years     Inception(5)  1 Year    3 Years   5 Years    Inception(5)
                          ------    -------    -------     ------------  ------    -------   -------    ------------
Class A Shares(2)           5.72%      1.14%     -3.08%       3.90%       -0.37%    -0.82%     -4.22%      3.06%
Class B Shares(3)           4.87       0.40      -3.78        3.15         0.37     -0.77      -4.17       3.15
Russell 1000(R) Index       7.20       4.75      -2.67        4.48           --        --         --         --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

MID-CAP FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Mid-Cap Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the smaller-cap portion of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization at the time of purchase of less than $12 billion, but more than $1 billion), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond $12 billion, or fallen below $1 billion, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more small, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The MEMBERS Mid-Cap Fund (Class A shares at net asset value) returned 4.08% during the six months ended April 30, 2005, under-performing the Russell Midcap(R) Value Index, which returned 8.81%.

Fund performance was helped by an overweight in the energy sector and an underweight in the financials sector. A significant contributor to the fund's under-performance versus the Russell Midcap(R) Value Index during the period was its exposure to small-cap value stocks. Mid-cap value stocks out-performed small-cap value stocks during the period. Fund performance was also hurt by stock selection in the health care sector. Stock selection in the industrials and financials sectors was also a drag on performance, as Avery Dennison, Manpower, MBIA, Compass Bancshares and TCF Financial under-performed their broader sectors. In the small-cap value portion of the portfolio, key individual contributors to performance were O'Reilly Automotive (retailing), Plains Exploration & Production (energy) and Carlisle (capital goods). Detractors from performance during the period included NBTY (household & personal products), Wolverine Tube (capital goods) and Whiting Petroleum (energy).

MEMBERS Capital Advisors' Common Stock Portfolio Management Team - Advisor

Wellington Management Company, LLP - Subadvisor

MID-CAP FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE CHART]

MID-CAP

Graphic: Line chart showing Mid-Cap Fund Performance of $10,000 Since Inception for the following:

                  2-28-01
                 Inception  4/30/2001  10/31/2001  4/30/2002  10/31/2002  4/30/2003  10/31/2003  4/30/2004  10/31/2004  4/30/2005
                 ---------  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
MMF Mid-Cap         9,425      9,793      8,935      10,601      8,149      8,630      10,488      11,281     11,733      12,212
Fund A
MMF Mid-Cap        10,000      9,930      9,006      11,160      8,540      8,705      10,560      11,370     11,790      12,330
Fund B
Russell Mid-Cap    10,000     10,258      9,255      11,121      8,980      9,621      11,986      12,981     14,352      15,616
Value Index

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. all dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Propectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales changes. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund disributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Graphic: Pie chart showing Mid-Cap Diversification of investments Among Market Sectors as follows:

Materials                                         8%
Information Technology                            8%
Industrials                                      13%
Health Care                                       7%
Financials                                       24%
Telecommunication Services                        1%
Utilities                                         7%
Cash & Other Net Assets                           3%
Consumer Discretionary                           14%
Consumer Staples                                  5%
Energy                                           10%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                               % RETURN WITHOUT SALES CHARGE                  % RETURN AFTER SALES CHARGE(4)
                                                        Since                                           Since
                          1 Year        3 Years      Inception(5)        1 Year          3 Years    Inception(5)
                          ------        -------      ------------        ------          -------    ------------
Class A Shares(2)           8.25%          4.83%         6.41%             2.03%            2.76%      4.91%
Class B Shares(3)           7.37           3.94          5.56              2.87             2.84       5.15
Russell Midcap(R) Value
Index                      20.30          11.98         11.28                --               --         --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on February 28, 2001.

MULTI-CAP GROWTH FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Multi-Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP, is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadviser, each with expertise in a specific range of market capitalization. Typically, between 60% to 90% of the fund will be invested in large capitalization companies (generally over $10 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $10 billion of market capitalization) and up to 20% in smaller capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as superior management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

The MEMBERS Multi-Cap Growth Fund recorded positive performance of 0.21% (Class A shares at net asset value) during the six-month period ended April 30, 2005, modestly under-performing the 0.87% gain of the Russell 3000(R) Growth Index.

For the six-month period, the fund's bottom-up investment approach produced positive benchmark-relative results in five of the ten broad market sectors. Strong stock selection within the financials sector contributed most to relative performance while health care detracted. The fund's sector positioning negatively contributed to performance due to underweight positions in the strong-performing health care and consumer staples sectors.

Key individual contributors to performance were Countrywide Financial (banks), Electronic Arts (software & services), and AstraZeneca (pharmaceuticals & biotechnology). Countrywide Financial benefited from a mix shift toward more profitable adjustable-rate mortgages, good expense control, and a benign interest rate environment. Electronic Arts performed well as it forged agreements that diminished competitive threats to its important sports-oriented video games. AstraZeneca reported continued growth in its antipsychotic drug, Seroquel, and bolstered its earnings outlook.

Positive results were partially offset by the decline of eBay (retailing), Research in Motion (technology hardware & equipment) and XM Satellite Radio (media). eBay fell on concerns about slowing growth in the U.S. and forecasts of lower margins. Research In Motion, the digital wireless communication solutions company, declined due to patent litigation concerns, despite posting strong growth in subscribers. Lastly, XM Satellite Radio fell as investors expressed concern about the rising cost of adding subscribers as the company reported increased marketing and advertising expenditures.

In the context of what appears to be slowing economic growth, the fund remains focused on companies that management believes can deliver above-average, sustainable growth. As always, management continues to build the portfolio one stock at a time based upon the attractiveness of each company's valuation and fundamentals. At the end of the period the fund held greater-than-benchmark weights in the industrials and information technology sectors and less-than-benchmark weights in consumer staples and health care. Throughout all sectors we continue to seek companies that have competitive advantages and are gaining market share.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team - Advisor

Wellington Management Company, LLP - Subadvisor

MULTI-CAP GROWTH FUND PERFORMANCE REVIEW

             CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION (1)

                              [PERFORMANCE CHART]

MULTI-CAP

Graphic: Line chart showing Multi-Cap Fund Performance of $10,000 Since Inception for the following:

                            2-29-00
                           Inception  4/30/2000  10/31/2000  4/30/2001  10/31/2001  4/30/2002  10/31/2002  4/30/2003
                           ---------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
MMF Multi-Cap Growth A        9,425      8,087      7,417      5,353       4,024      3,949        3,289     3,450
MMF Multi-Cap Growth B       10,000      8,194      7,478      5,405       4,051      4,130        3,420     3,473
Russell 3000 Growth Index    10,000     10,022      9,222      6,840       5,594      5,521        4,491     4,692

                           10/31/2003  4/30/2004  10/31/2004  4/30/2005
                           ----------  ---------  ----------  ---------
MMF Multi-Cap Growth A        4,204      4,486       4,552      4,562
MMF Multi-Cap Growth B        4,210      4,528       4,577      4,613
Russell 3000 Growth Index     5,540      5,768       5,736      5,786

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Graphic: Pie chart showing Multi-Cap Diversification of investments Among Market Sectors as follows:

Information Technology                               34%
Industrials                                          10%
Health Care                                          20%
Financials                                            8%
Energy                                                6%
Telecommunication Services                            2%
Cash & Other Net Assets                               2%
Consumer Discretionary                               17%
Consumer Staples                                      1%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                     % RETURN WITHOUT SALES CHARGE                 % RETURN AFTER SALES CHARGE(4)
                                                                 Since                                          Since
                                1 Year    3 Years   5 Years   Inception(5)     1 Year   3 Years    5 Years   Inception(5)
                                ------    -------   -------   ------------     ------   -------    -------   ------------
Class A Shares(2)                1.68%     4.92%     -10.82%    -13.10%         -4.16%     2.84%    -11.86%    -14.09%
Class B Shares(3)                0.87      4.11      -11.49     -13.74          -3.63      3.02     -11.85     -13.91
Russell 3000(R) Growth Index     0.30      1.58      -10.41     -10.04             --        --         --         --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on February 29, 2000.

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Lazard Asset Management LLC is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" - receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

In the six-month period ended April 30, 2005, the MEMBERS International Stock Fund returned 10.02% (Class A shares at net asset value), out-performing the MSCI EAFE Index, which returned 8.95%. The fund's out-performance can primarily be attributed to its holdings in developed markets small-cap and emerging markets stocks, which out-performed large-cap developed markets stocks during the period.

In the large-cap developed markets portion of the portfolio, performance was hurt by stock selection in financials (particularly banks), industrials, and telecom services. Conversely, stock selection in the health care sector, particularly pharmaceuticals and biotechnology, contributed to returns. Of the top 10 stocks, by weight, the most positive contributors were GlaxoSmithKline and Credit Suisse, while Fujitsu and Nissan were detractors for the period.

The developed markets small-cap portion of the fund had good performance in absolute terms, but was unable to keep up with the strong performance of its benchmark index. Stock selection in industrials and health care contributed positively to the portfolio's performance, while stock selection in financials and an overweight position and stock selection in consumer discretionary detracted from performance. Of the portfolio's top 10 stocks, by weight, top performers were Esprit, the Hong Kong-based clothing brand, and Elekta, the Swedish supplier of radiation oncology and neurosurgery solutions, while the weakest performers were Puma, the German athletic shoe company, and Hunter Douglas, the Dutch window treatment company. Despite the poor performance of the latter two companies' share prices, we are confident in the underlying fundamentals of the businesses and remain shareholders.

During the period, the emerging markets portion of the fund benefited from stock selection in materials, industrials, and information technology, and was hurt by stock selection in health care. The portfolio benefited from being overweight versus the index in Brazil and Egypt, but being underweight in China detracted from performance. Of the top 10 stocks, by weight, top performers for the period were Indonesia's cigarette manufacturer, HM Sampoerna and Brazil's iron ore producer, Vale Do Rio Doce, while the biggest detractors were Telekomunikasi Indonesia, health care company Pliva, paper company Sappi, and food group Peoples' Food.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team - Advisor

Lazard Asset Management LLC - Subadvisor

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE CHART]

INTERNATIONAL STOCK

Graphic: Line chart showing Internatioal Stock Fund Performance of $10,000 Since Inception for the following:

                       12/29/97
                       Inception  4/30/1998  10/31/1998  4/30/1999  10/31/1999  4/30/2000  10/31/2000  4/30/2001  10/31/2001
                       ---------  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
International Stock A     9,425     11,104      9,764      11,084     11,413      10,981     10,353       9,632      7,984
International Stock B    10,000     11,301      9,840      10,916     11,545      11,103     10,413       9,703      8,017
MSCI EAFE                10,000     11,659     11,090      12,802     13,681      14,616     13,317      12,270     10,031

                       4/30/2002  10/31/2002  4/30/2003  10/31/2003  4/30/2004  10/31/2004  4/30/2005
                       ---------  ----------  ---------  ----------  ---------  ----------  ---------
International Stock A     9,044      7,646      7,895       9,822      10,942     11,743      12,920
International Stock B     9,291      7,826      7,983       9,885      11,062     11,835      12,984
MSCI EAFE                10,599      8,734      8,912      11,141      12,543     13,288      14,477

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Graphic: Pie chart showing International Stock Diversification of investments Among Market Sectors as follows:

Africa                                                    2%
Latin America                                             4%
Other Countries                                           3%
Untied Kingdom                                           20%
Pacific Basin                                             7%
Cash & Other Net Assets                                   4%
Japan                                                    17%
Europe (excluding United Kingdom)                        43%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2005

                                  % RETURN WITHOUT SALES CHARGE                      % RETURN AFTER SALES CHARGE(4)
                                                              Since                                               Since
                          1 Year    3 Years    5 Years     Inception(5)      1 Year     3 Years     5 Years    Inception(5)
                          ------    -------    -------     ------------      ------     -------     -------    ------------
Class A Shares(2)          18.07%     12.62%      3.30%       4.39%           11.28%      10.40%       2.08%      3.55%
Class B Shares(3)          17.38      11.80       2.54        3.62            12.88       10.86        2.18       3.62
MSCI EAFE Index            15.42      10.95      -0.19        5.17               --          --          --         --

(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Par Value                                   Value (Note 2)
-----------                                  --------------
COMMERCIAL PAPER (A) - 53.96%
            CHEMICALS - 3.89%

$   736,000 E.I. du Pont de Nemours & Co.
            2.750%, due 05/02/05............  $    735,944
                                              ------------

            CONSUMER STAPLES - 12.15%

    800,000 Nestle Capital Corp.
            2.880%, due 06/03/05............       797,888
    750,000 PepsiCo, Inc.
            2.750%, due 05/11/05............       749,427
    750,000 Proctor & Gamble
            2.860%, due 05/26/05............       748,511
                                              ------------
                                                 2,295,826
                                              ------------

            FINANCE - 20.31%

    750,000 American Express Credit Corp.
            2.760%, due 05/09/05............       749,540
    800,000 American General Finance Corp.
            3.070%, due 07/18/05............       794,679
    800,000 CIT Group, Inc.
            3.000%, due 06/23/05............       796,466
    700,000 Goldman Sachs Group, Inc.
            2.840%, due 05/16/05............       699,172
    800,000 Toyota Motor Credit Co.
            2.800%, due 05/04/05............       799,813
                                              ------------
                                                 3,839,670
                                              ------------

            FOREIGN - 2.01%

    380,000 Government of Quebec
            2.750%, due 05/09/05............       379,768
                                              ------------

            HEALTH CARE - 11.37%

    700,000 Abbott Laboratories
            2.750%, due 05/03/05............       699,893
    750,000 Medtronic, Inc.
            2.800%, due 05/06/05............       749,708
    700,000 Pfizer, Inc.
            2.850%, due 05/23/05............       698,781
                                              ------------
                                                 2,148,382
                                              ------------

            RETAIL - 4.23%

    800,000 Wal-Mart Stores,Inc.
            2.770%, due 05/10/05............       799,446
                                              ------------


            TOTAL COMMERCIAL PAPER
            (Cost $10,199,036)..............    10,199,036

CORPORATE NOTES AND BONDS - 15.07%
            FINANCE - 15.07%

    800,000 American Honda Finance Corp.
            2.920%, due 06/10/05 (C)(G)            800,000
    800,000 Bank of America NA/Charlotte NC
            2.800%, due 05/02/05(O)                800,000
    500,000 HSBC Finance Corp.
            3.375%, due 02/21/06............       498,816
    750,000 Wells Fargo Financial
            3.100%, due 06/13/05(G).........       750,363
                                              ------------

            TOTAL CORPORATE NOTES AND BONDS

            (Cost $2,849,179)                    2,849,179

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-25.17%
            FEDERAL HOME LOAN BANK(A)-5.28%
    500,000 2.850% due 05/18/05.............       499,327
    500,000 2.820%, due 05/25/05............       499,060
                                              ------------
                                                   998,387
                                              ------------

            FEDERAL HOME LOAN MORTGAGE
            CORP. (A) - 2.46%

    467,000 2.920%, due 06/02/05............       465,788
                                              ------------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION - 6.85%

    500,000 2.898%, due 05/02/05(G).........       499,977
    800,000 2.650%, due 07/22/05(A).........       795,171
                                              ------------
                                                 1,295,148
                                              ------------

            U.S. TREASURY BILLS (A)- 10.58%

  1,000,000 2.460% due 05/05/05.............       999,727
  1,000,000 2.265%, due 05/12/05............       999,308
                                              ------------
                                                 1,999,035
                                              ------------

            TOTAL U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS

            (Cost $4,758,358)...............     4,758,358

                 See accompanying Notes to Financial Statements.

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                                        Value (Note 2)
------                                                                        --------------
INVESTMENT COMPANIES - 5.75%
 502,272  J.P. Morgan Money Market Fund                                       $      502,272
 583,661  SSgA Prime Money Market Fund                                               583,661
                                                                              --------------

             TOTAL INVESTMENT COMPANIES
             (Cost $1,085,933) ...........................                         1,085,933

TOTAL INVESTMENTS - 99.95%
( Cost $18,892,506** ) ...................................                        18,892,506

NET OTHER ASSETS AND LIABILITIES - 0.05%

                                                                                       8,551

TOTAL NET ASSETS - 100.00%

                                                                              $   18,901,057

**    Aggregate cost for Federal tax purposes was $18,892,506.

(A)   Rate noted represents annualized yield at time of purchase.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G)   Floating rate note. Date shown is next reset date.

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                             Value (Note 2)
---------                                                             --------------
 ASSET BACKED - 7.00%

$     92,667    ABSC Long Beach Home Equity Loan Trust,
                Series 2000-LB1, Class AF5 (M)
                8.050%, due 09/21/30 ...........................    $       93,283
     300,000    Ameriquest Mortgage Securities, Inc.,
                Series 2004-FR1, Class M2 (M)
                5.207%, due 05/25/34 ...........................           299,665
     860,000    Citibank Credit Card Issuance Trust,
                Series 2004-A1, Class A1
                2.550%, due 01/20/09 ...........................           840,379
   1,000,000    Countrywide Asset-Backed Certificates,
                Series 2003-S1, Class A4 (M)
                5.009%, due 12/25/32 ...........................         1,007,577
     560,000    GMAC Mortgage Corp. Loan Trust,
                Series 2004-HE2, Class M1 (M)
                3.950%, due 10/25/33 ...........................           547,308
     541,376    Green Tree Financial Corp.,
                Series 1998-2, Class A6
                6.810%, due 12/01/27 ...........................           570,755
     700,000    Green Tree Home Equity Loan Trust,
                Series 1999-A, Class B1
                8.970%, due 11/15/27 ...........................           747,820
   1,500,000    New Century Home Equity Loan Trust,
                Series 2003-5, Class AI5
                5.500%, due 11/25/33 ...........................         1,539,439
     325,000    Park Place Securities, Inc.,
                Series  2005-WHQ2, Class M11 (G)(M)
                6.500%, due 05/25/35 ...........................           267,877
   1,621,000    Residential Asset Mortgage Products, Inc.,
                Series 2003-RS9, Class AI5
                4.990%, due 03/25/31 ...........................         1,633,503
     440,000    Wells Fargo Home Equity Trust,
                Series 2004-2, Class M8A (C)(G)(M)
                6.020%, due 03/25/33 ...........................           439,975
                                                                         ---------

                TOTAL ASSET BACKED
                ( Cost $7,887,241 ) ............................         7,987,581

COMMERCIAL MORTGAGE BACKED - 6.84%

     999,428    Bear Stearns Commercial Mortgage
                Securities,
                Series 2001-TOP4, Class A1
                5.060%, due 11/15/16 ...........................         1,016,572
     525,000    Bear Stearns Commercial Mortgage
                Securities,
                Series 2004-T16, Class A2
                3.700%, due 02/13/46 ...........................           515,831
     525,000    Bear Stearns Commercial Mortgage
                Securities,
                Series 2004-T16, Class A6 (G)
                4.750%, due 02/13/46 ...........................           520,229
   1,200,000    Greenwich Capital Commercial Funding Corp.,
                Series 2004-GG1, Class A7 (G)
                5.317%, due 06/10/36 ...........................         1,241,304
     800,000    LB-UBS Commercial Mortgage Trust,
                Series 2004-C8, Class A6 (G)
                4.799%, due 12/15/29 ...........................           798,117
     797,829    Morgan Stanley Capital I,
                Series 1999-CAM1, Class A3
                6.920%, due 03/15/32 ...........................           832,377
   1,150,000    Morgan Stanley Capital I,
                Series 2004-HQ4, Class A7
                4.970%, due 04/14/40 ...........................         1,157,629
     500,000    Morgan Stanley Capital I,
                Series 2004-TP13, Class A3
                4.390%, due 09/13/45 ...........................           490,923
     330,000    Multi Security Asset Trust,
                Series 2005-RR4, Class J (C)
                5.880%, due 11/28/35 ...........................           291,083
     960,623    Wachovia Bank Commercial Mortgage Trust,
                Series 2003-C6, Class A1
                3.364%, due 08/15/35 ...........................           941,548
                                                                         ---------
                TOTAL COMMERCIAL MORTGAGE BACKED
                (Cost $7,817,901 ) .............................         7,805,613

PRIVATE LABEL MORTGAGE BACKED - 0.77%

     880,475    Countrywide Alternative Loan Trust,
                Series 2002-5, Class A10
                6.750%, due 06/25/32 ...........................           878,588
                                                                         ---------

                TOTAL PRIVATE LABEL MORTGAGE BACKED
                ( Cost $904,148 ) ..............................           878,588

CORPORATE NOTES AND BONDS - 27.85%

                CABLE - 0.44%

     500,000    COX Communications, Inc.
                6.875%, due 06/15/05 ...........................           501,647
                                                                         ---------
                CAPITAL GOODS - 0.86%

   1,000,000    Caterpillar Financial Services Corp., Series F
                2.500%, due 10/03/06 ...........................           980,115
                                                                         ---------
                CONSUMER DISCRETIONARY - 2.91%

     750,000    American Association of Retired Persons (C)
                7.500%, due 05/01/31 ...........................           935,459
     700,000    Carnival Corp. (D)
                3.750%, due 11/15/07 ...........................           691,544
   1,000,000    Cendant Corp.
                6.250%, due 01/15/08 ...........................         1,042,316
     575,000    Erac USA Finance Co. (C)
                6.700%, due 06/01/34 ...........................           647,987
                                                                         ---------
                                                                         3,317,306
                                                                         ---------

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                     Value (Note 2)
---------                                                     --------------
 CORPORATE NOTES AND BONDS (CONTINUED)
              CONSUMER STAPLES - 0.66%
$ 750,000     Coca-Cola Enterprises, Inc.
              4.375%, due 09/15/09 ........................    $  750,703
                                                               ----------
              ENERGY - 3.02%
  240,000     Amerada Hess Corp.
              7.875%, due 10/01/29 ........................       289,518
  500,000     Burlington Resources Finance Co.
              5.700%, due 03/01/07 ........................       511,647
  220,000     Devon Financing Corp. ULC
              7.875%, due 09/30/31 ........................       277,414
  500,000     Occidental Petroleum Corp.
              5.875%, due 01/15/07 ........................       514,587
  800,000     Pemex Project Funding Master Trust
              7.375%, due 12/15/14 ........................       869,200
  450,000     Texaco Capital, Inc.
              5.700%, due 12/01/08 ........................       453,751
  450,000     Valero Energy Corp.
              7.500%, due 04/15/32 ........................       531,455
                                                               ----------
                                                                3,447,572
                                                               ----------
              FINANCE - 6.07%
  500,000     AIG SunAmerica Global Financing XII (C)
              5.300%, due 05/30/07 ........................       509,728
  500,000     American General Finance Corp.,
              Series H
              4.625%, due 09/01/10 ........................       499,517
  500,000     Bear Stearns Cos., Inc.
              7.800%, due 08/15/07 ........................       538,603
  500,000     CIT Group, Inc.
              7.375%, due 04/02/07 ........................       528,700
  500,000     GE Global Insurance Holding Corp.
              7.000%, due 02/15/26 ........................       535,708
  330,000     GE Global Insurance Holding Corp.
              7.750%, due 06/15/30 ........................       385,728
  750,000     Goldman Sachs Group, Inc.
              5.700%, due 09/01/12 ........................       786,296
  750,000     HSBC Finance Corp.
              6.500%, due 11/15/08 ........................       799,180
  500,000     Merrill Lynch & Co., Inc.
              7.375%, due 05/15/06 ........................       517,383
  500,000     U.S. Bank N.A.
              6.300%, due 02/04/14 ........................       553,347
  750,000     Wachovia Corp.
              4.950%, due 11/01/06 ........................       760,197
  500,000     Washington Mutual Finance Corp.
              6.250%, due 05/15/06 ........................       512,112
                                                               ----------
                                                                6,926,499
                                                               ----------
              HEALTH CARE - 1.06%
  500,000     Eli Lilly & Co.
              6.570%, due 01/01/16 ........................       570,677

              HEALTH CARE (CONTINUED)
  345,000     Merck & Co., Inc.
              6.400%, due 03/01/28 ........................       382,889
  230,000     Wyeth
              6.500%, due 02/01/34 ........................       259,739
                                                               ----------
                                                                1,213,305
                                                               ----------
              INDUSTRIALS - 4.65%
  240,000     Boeing Co.
              8.625%, due 11/15/31 ........................       347,567
  215,000     D.R. Horton, Inc.
              5.250%, due 02/15/15 ........................       200,420
  500,000     DaimlerChrysler N.A. Holding Corp.
              4.750%, due 01/15/08 ........................       493,240
1,000,000     Dow Chemical Co.
              5.750%, due 12/15/08 ........................     1,045,664
  500,000     Ford Motor Credit Co.
              7.600%, due 08/01/05 ........................       503,503
  800,000     General Electric Co.
              5.000%, due 02/01/13 ........................       814,179
  500,000     General Motors Acceptance Corp. (O)
              6.125%, due 08/28/07 ........................       487,196
  200,000     International Paper Co.
              7.875%, due 08/01/06 ........................       207,863
  215,000     Pulte Homes, Inc. (O)
              5.200%, due 02/15/15 ........................       206,878
  192,000     Raytheon Co.
              4.500%, due 11/15/07 ........................       196,110
  235,000     Waste Management, Inc.
              7.125%, due 12/15/17 ........................       270,318
  500,000     Weyerhaeuser Co.
              6.875%, due 12/15/33 ........................       529,830
                                                               ----------
                                                                5,302,768
                                                               ----------
              PIPELINE - 0.35%
  345,000     Kinder Morgan, Inc.
              7.250%, due 03/01/28 ........................       400,613
                                                               ----------
              REITS - 0.24%
  270,000     Simon Property Group, L.P.
              5.625%, due 08/15/14 ........................       276,272
                                                                ---------
              TELECOMMUNICATIONS - 1.63%
  500,000     Bellsouth Capital Funding
              7.875%, due 02/15/30 ........................       632,395
  250,000     Sprint Capital Corp.
              7.125%, due 01/30/06 ........................       255,430
  200,000     Telephone & Data Systems, Inc.
              7.000%, due 08/01/06 ........................       205,996
  250,000     Verizon Wireless Capital LLC
              5.375%, due 12/15/06 ........................       255,043
  500,000     Vodafone Group PLC (D)
              5.000%, due 12/16/13 ........................       505,801
                                                               ----------
                                                                1,854,665
                                                               ----------

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                    Value (Note 2)
---------                                                    --------------
 CORPORATE NOTES AND BONDS (CONTINUED)
               TRANSPORTATION - 1.80%
$  750,000     Burlington Northern Santa Fe Corp.
               6.375%, due 12/15/05 ........................  $   761,926
   285,000     Burlington Northern Santa Fe Corp.
               8.125%, due 04/15/20 ........................      366,355
   750,000     Norfolk Southern Corp.
               7.250%, due 02/15/31 ........................      917,920
                                                              -----------
                                                                2,046,201
                                                              -----------
               UTILITIES - 4.16%
   550,000     Constellation Energy Group, Inc.
               4.550%, due 06/15/15 ........................      524,918
   750,000     DTE Energy Co.
               6.450%, due 06/01/06 ........................      768,894
   500,000     Energy East Corp.
               8.050%, due 11/15/10 ........................      580,840
   750,000     Niagara Mohawk Power Corp.
               7.750%, due 05/15/06 ........................      780,379
   285,000     Pacific Gas and Electric Co.
               6.050%, due 03/01/34 ........................      304,535
   250,000     Progress Energy, Inc.
               7.750%, due 03/01/31                               302,552
   600,000     Virginia Electric and Power Co., Series A
               5.750%, due 03/31/06 ........................      609,768
   750,000     Wisconsin Electric Power
               6.500%, due 06/01/28 ........................      866,893
                                                              -----------
                                                                4,738,779
                                                              -----------
               TOTAL CORPORATE NOTES AND BONDS
               ( Cost $30,799,481 ) ........................   31,756,445

MORTGAGE BACKED - 30.93%

               FEDERAL HOME LOAN
               MORTGAGE CORP. - 6.54%
 1,058,751     5.000%, due 05/01/18
               Pool # E96322 ...............................    1,068,247
    13,221     8.000%, due 06/01/30
               Pool # C01005 ...............................       14,465
   157,966     7.000%, due 03/01/31
               Pool # C48133 ...............................      166,897
   263,423     6.500%, due 01/01/32
               Pool # C62333 ...............................      274,253
   620,280     6.000%, due 09/01/32
               Pool # C70558 ...............................      637,340
 2,937,202     5.000%, due 07/01/33
               Pool # A11325 ...............................    2,916,539
   633,206     6.000%, due 09/01/34
               Pool # A26682 (H) ...........................      650,334
   380,825     6.000%, due 10/01/34
               Pool # A28439 ...............................      391,126

               FEDERAL HOME LOAN
               MORTGAGE CORP. (CONTINUED)
   391,687     6.000%, due 10/01/34
               Pool # A28598 ...............................      402,282
   415,298     6.000%, due 11/01/34
               Pool # A28556 ...............................      426,531
   250,000     5.000%, due 04/01/35
               Pool # A32315 (H) ...........................      247,707
   265,000     5.000%, due 04/01/35
               Pool # A32316 (H) ...........................      262,570
                                                              -----------
                                                                7,458,291
                                                              -----------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION - 19.59%
 1,585,509     4.000%, due 04/01/15
               Pool # 255719 ...............................    1,555,780
    90,050     6.000%, due 05/01/16
               Pool # 582558 ...............................       93,365
 1,053,531     5.500%, due 02/01/18
               Pool # 673194 ...............................    1,079,355
 1,351,061     4.500%, due 09/01/18
               Pool # 737144 ...............................    1,339,684
   153,060     6.000%, due 05/01/21
               Pool # 253847 ...............................      157,162
   961,343     5.500%, due 12/01/22
               Pool # 254587 ...............................      973,985
    54,118     7.000%, due 12/01/29
               Pool # 762813 ...............................       57,489
   151,092     7.000%, due 11/01/31
               Pool # 607515 ...............................      159,689
   214,945     6.000%, due 02/01/32
               Pool # 611619 ...............................      221,011
   708,227     6.500%, due 03/01/32
               Pool # 631377 ...............................      737,225
    19,887     7.000%, due 04/01/32
               Pool # 641518 ...............................       21,012
    68,241     7.000%, due 05/01/32
               Pool # 644591 ...............................       72,124
 1,801,491     6.500%, due 06/01/32
               Pool # 545691 ...............................    1,875,254
    16,868     7.000%, due 08/01/32
               Pool # 641302 ...............................       17,823
   545,464     6.000%, due 12/01/32
               Pool # 676552 ...............................      560,859
 2,559,105     5.500%, due 04/01/33
               Pool # 690206 ...............................    2,586,607
   530,167     6.000%, due 08/01/33
               Pool # 729418 ...............................      544,884
   884,986     6.000%, due 08/01/33
               Pool # 729423 ...............................      909,551

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                    Value (Note 2)
---------                                                    --------------
MORTGAGE BACKED (CONTINUED)

               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (CONTINUED)
$ 1,277,778    5.000%, due 10/01/33
               Pool # 254903 ............................   $      1,268,948
  2,186,163    5.500%, due 11/01/33
               Pool # 555880 ............................          2,209,658
    191,742    5.000%, due 05/01/34
               Pool # 775604 ............................            190,000
    472,151    5.000%, due 05/01/34
               Pool # 780890 ............................            467,861
    300,025    5.000%, due 06/01/34
               Pool # 255230 ............................            297,300
  2,595,749    5.500%, due 06/01/34
               Pool # 780384 ............................          2,622,172
     57,658    7.000%, due 07/01/34
               Pool # 792636 ............................             60,891
    502,829    5.500%, due 08/01/34
               Pool # 793647 (H) ........................            507,948
  1,732,991    5.500%, due 03/01/35
               Pool # 815976 (H) ........................          1,750,676
                                                            ----------------
                                                                  22,338,313
                                                            ----------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 4.80%
     31,793    8.000%, due 10/20/15
               Pool # 002995 ............................             33,623
  1,100,000    5.008%, due 12/16/25
               Series 2004-43, Class C (G) ..............          1,118,338
  1,526,624    6.500%, due 09/20/28
               Series 1998-21,Class ZB ..................          1,596,989
    108,689    6.500%, due 02/20/29
               Pool # 002714 ............................            113,560
     81,895    6.500%, due 04/20/31
               Pool # 003068 ............................             85,510
  2,400,000    6.000%, due 07/20/32
               Series 2002-50, Class PE .................          2,529,852
                                                            ----------------
                                                                   5,477,872
                                                            ----------------
               TOTAL MORTGAGE BACKED
               ( Cost $34,823,289 ) .....................         35,274,476

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.48%

               FEDERAL FARM CREDIT BANK - 0.48%
    500,000    5.875%, due 10/03/16 (N) .................            552,364
                                                            ----------------
               FEDERAL HOME LOAN
               MORTGAGE CORP. - 3.56%
  2,500,000    4.875%, due 11/15/13 (N) .................          2,559,778
  1,500,000    4.500%, due 01/15/14 .....................          1,500,213
                                                            ----------------
                                                                   4,059,991
                                                            ----------------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION - 3.26%
  1,400,000    4.000%, due 09/02/08 (O) .................          1,389,528
  1,095,000    4.625%, due 10/15/14 .....................          1,099,361
  1,000,000    6.625%, due 11/15/30 .....................          1,232,887
                                                            ----------------
                                                                   3,721,776
                                                            ----------------
               U.S. TREASURY BONDS - 2.48%
  1,760,000    6.250%, due 05/15/30 (O) .................          2,191,268
    560,000    5.375%, due 02/15/31 .....................            632,494
                                                            ----------------
                                                                   2,823,762
                                                            ----------------
               U.S. TREASURY NOTES - 14.70%
    180,000    2.000%, due 08/31/05 .....................            179,416
  4,600,000    2.250%, due 04/30/06 .....................          4,547,891
  2,450,000    2.000%, due 05/15/06 (O) .................          2,414,972
  2,250,000    2.625%, due 11/15/06 .....................          2,218,712
  1,500,000    3.125%, due 01/31/07 (O) .................          1,487,579
    800,000    3.375%, due 02/28/07 .....................            796,438
  1,280,000    3.250%, due 01/15/09 (O) .................          1,255,651
  1,965,000    5.000%, due 02/15/11 (O) .................          2,070,925
    560,000    4.250%, due 11/15/14 .....................            561,837
  1,250,000    4.000%, due 02/15/15 (O) .................          1,229,736
                                                            ----------------
                                                                  16,763,157
                                                            ----------------
               TOTAL U.S. GOVERNMENT AND AGENCY
               OBLIGATIONS
               ( Cost $27,624,483 ) .....................         27,921,050

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                        Value (Note 2)
------                                                      -----------------
 INVESTMENT COMPANIES - 11.55%

  4,945,119    SSgA Prime Money
               Market Fund (N) ........................     $      4,945,119
  8,211,190    State Street Navigator Securities
               Lending Prime Portfolio (I)                         8,211,190
                                                            ----------------
               TOTAL INVESTMENT COMPANIES
               ( Cost $13,156,309 ) ...................           13,156,309

TOTAL INVESTMENTS  - 109.42%

( Cost $123,012,852** ) ...............................          124,780,062

 NET OTHER ASSETS AND LIABILITIES  - (9.42)%

                                                                 (10,737,445)

 TOTAL NET ASSETS  - 100.00%
                                                            $    114,042,617

---------
**    Aggregate cost for Federal tax purposes was $123,242,218.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.05% of total net assets.

(G)   Floating rate or variable rate note. Rate shown is as of April 30, 2005.

(H)   Security purchased on a delayed delivery or when - issued basis.

(I)   Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(N) Security pledged as collateral for purchase of when-issued or forward commitments outstanding as of April 30, 2005.

(O)   All (or a portion of security) on loan.

PLC Public Limited Company.

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                    Value (Note 2)
---------                                                   ----------------
CORPORATE NOTES AND BONDS - 94.42%

               AEROSPACE/DEFENSE - 3.17%

$   185,000    Argo-Tech Corp.
               9.250%, due 06/01/11  ................       $        197,950
    100,000    Armor Holdings, Inc. (O)
               8.250%, due 08/15/13  ................                106,000
    250,000    BE Aerospace, Inc., Series B (O)
               8.000%, due 03/01/08  ................                248,750
    260,000    BE Aerospace, Inc., Series B
               8.875%, due 05/01/11  ................                261,950
    200,000    DI Finance/DynCorp. International (C)
               9.500%, due 02/15/13  ................                192,000
    250,000    DRS Technologies, Inc.
               6.875%, due 11/01/13  ................                249,375
    200,000    Esterline Technologies Corp.
               7.750%, due 06/15/13  ................                209,000
     55,000    K&F Acquisition, Inc. (C)
               7.750%, due 11/15/14  ................                 53,900
    205,000    L-3 Communications Corp. (O)
               6.125%, due 01/15/14  ................                201,412
    145,000    L-3 Communications Corp.
               5.875%, due 01/15/15  ................                138,113
     90,000    Standard Aero Holdings, Inc. (C)
               8.250%, due 09/01/14  ................                 92,250
    185,000    TransDigm, Inc.
               8.375%, due 07/15/11  ................                188,700
                                                            ----------------
                                                                   2,139,400
                                                            ----------------
               APPAREL/TEXTILES - 1.00%

    150,000    Broder Brothers
               11.250%, due 10/15/10  ..............                 159,750
    100,000    Levi Strauss & Co. (C)(G)(O)
               7.730%, due 04/01/12  ................                 92,000
    195,000    Levi Strauss & Co.
               12.250%, due 12/15/12  ..............                 206,700
    200,000    Warnaco, Inc.
               8.875%, due 06/15/13  ................                216,000
                                                            ----------------
                                                                     674,450
                                                            ----------------
               AUTO PARTS & Equipment - 1.03%

    150,000    Accuride Corp. (C)
               8.500%, due 02/01/15  ................                141,000
    200,000    Goodyear Tire & Rubber Co. (O)
               7.857%, due 08/15/11  ................                180,000
    250,000    Navistar International Corp. (O)
               7.500%, due 06/15/11  ................                236,250
    130,000    TRW Automotive, Inc.
               11.000%, due 02/15/13  ...............                139,750
                                                            ----------------
                                                                     697,000
                                                            ----------------
               BEVERAGE/FOOD - 1.44%

    150,000    B&G Foods, Inc.
               8.000%, due 10/01/11 .................                154,875
    250,000    Del Monte Corp. (C)
               6.750%, due 02/15/15 .................                240,000
    250,000    Dole Food Co., Inc.
               7.250%, due 06/15/10 .................                250,937
    125,000    Michael Foods, Inc.
               8.000%, due 11/15/13 .................                128,125
    195,000    Smithfield Foods, Inc.
               7.000%, due 08/01/11 .................                199,388
                                                            ----------------
                                                                     973,325
                                                            ----------------

               BUILDING & CONSTRUCTION - 1.09%

    240,000    D. R. Horton, Inc.
               8.000%, due 02/01/09 .................                260,694
     65,000    Technical Olympic USA, Inc.
               9.000%, due 07/01/10 .................                 66,950
     40,000    Technical Olympic USA, Inc.
               7.500%, due 03/15/11 .................                 37,200
    135,000    Technical Olympic USA, Inc.
               7.500%, due 01/15/15 .................                122,175
    250,000    WCI Communities, Inc. (O)
               7.875%, due 10/01/13 .................                248,750
                                                            ----------------
                                                                     735,769
                                                            ----------------

               BUILDING MATERIALS - 2.32%

    330,000    Building Materials Corp. of America
               7.750%, due 08/01/14 .................                319,687
    300,000    Goodman Global Holding Co. (C)(O)
               7.875%, due 12/15/12 .................                264,000
    500,000    Interface, Inc.
               7.300%, due 04/01/08 .................                492,500
    172,000    Interface, Inc.
               10.375%, due 02/01/10 ................                184,040
     65,000    Jacuzzi Brands, Inc.
               9.625%, due 07/01/10 .................                 69,550
    200,000    MAAX Corp. (D)
               9.750%, due 06/15/12 .................                199,000
     40,000    Nortek, Inc.
               8.500%, due 09/01/14 .................                 35,400
                                                            ----------------
                                                                   1,564,177
                                                            ----------------
               CHEMICALS - 5.18%

    165,000    Acetex Corp. (D)
               10.875%, due 08/01/09 ................                174,075
    120,000    Arco Chemical Co.
               9.800%, due 02/01/20 .................                132,600
     75,000    BCP Crystal U.S. Holdings Corp.
               9.625%, due 06/15/14 .................                 82,688
    300,000    Borden U.S. Finance Corp./
               Nova Scotia Finance ULC (C)
               9.000%, due 07/15/14 .................                300,000

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                   Value (Note 2)
---------                                                   --------------
 CORPORATE NOTES AND BONDS (CONTINUED)

               CHEMICALS (CONTINUED)

$   253,000    Crystal U.S. Holdings 3 LLC/
               Crystal U.S. Sub 3 Corp. (B)(C)
               0.000%, due 10/01/14 .....................   $      165,550
    310,000    Equistar Chemicals L.P./
               Equistar Funding Corp.
               10.625%, due 05/01/11 ....................          345,650
    190,000    Hercules, Inc.
               6.750%, due 10/15/29 .....................          184,775
    288,000    Huntsman International LLC (O)
               10.125%, due 07/01/09 ....................          298,800
    140,000    Huntsman International LLC (C)(O)
               7.375%, due 01/01/15 .....................          139,650
    205,000    IMC Global, Inc. (O)
               10.875%, due 08/01/13 ....................          241,900
    175,000    Lyondell Chemical Co.
               9.500%, due 12/15/08 .....................          186,594
    115,000    Lyondell Chemical Co.
               11.125%, due 07/15/12 ....................          131,387
     60,000    Nalco Co.
               7.750%, due 11/15/11 .....................           61,200
     60,000    Nalco Co. (O)
               8.875%, due 11/15/13 .....................           61,500
    253,000    Nalco Finance Holdings, Inc. (B)
               0.000%, due 02/01/14 .....................          185,955
    200,000    Nova Chemicals Corp. (D)
               6.500%, due 01/15/12 .....................          202,250
    375,000    Resolution Performance
               Products, Inc. (O)
               13.500%, due 11/15/10 ....................          405,937
    130,000    Rockwood Specialties Group, Inc.
               10.625%, due 05/15/11 ....................          142,513
     50,000    Rockwood Specialties Group, Inc. (C)
               7.500%, due 11/15/14                                 48,500
                                                            --------------
                                                                 3,491,524
                                                            --------------

               CONSUMER PRODUCTS - 2.93%

    150,000    American Achievement Corp.
               8.250%, due 04/01/12 .....................          154,125
    150,000    Chattem, Inc. (O)
               7.000%, due 03/01/14 .....................          151,500
    300,000    Church & Dwight Co., Inc. (C)
               6.000%, due 12/15/12 .....................          291,000
    185,000    Da-Lite Screen Co., Inc.
               9.500%, due 05/15/11 .....................          202,112
    300,000    Elizabeth Arden, Inc.
               7.750%, due 01/15/14 .....................          302,250

               CONSUMER PRODUCTS (CONTINUED)

    300,000    Visant Corp.
               7.625%, due 10/01/12 .....................          300,000
    185,000    K2, Inc.
               7.375%, due 07/01/14 .....................          188,238
    100,000    Spectrum Brands, Inc. (C)
               7.375%, due 02/01/15 .....................           97,000
    185,000    Samsonite Corp.
               8.875%, due 06/01/11 .....................          190,550
    100,000    Simmons Bedding Co.
               7.875%, due 01/15/14 .....................           96,000
                                                            --------------
                                                                 1,972,775
                                                            --------------
               ENVIRONMENTAL - 0.77%

    315,000    Allied Waste North America (O)
               6.500%, due 11/15/10 .....................          296,100
     60,000    Allied Waste North America
               7.875%, due 04/15/13 .....................           58,350
    150,000    Casella Waste Systems, Inc.
               9.750%, due 02/01/13 .....................          163,875
                                                            --------------
                                                                   518,325
                                                            --------------

               FOOD & DRUG RETAILERS - 1.37%

     10,000    Jitney-Jungle Stores of America (E)
               10.375%, due 09/15/07 ....................                1
    280,000    Rite Aid Corp. (O)
               9.250%, due 06/01/13 .....................          260,400
    130,000    Rite Aid Corp. (O)
               6.875%, due 08/15/13 .....................          112,125
    310,000

               8.875%, due 06/15/12 .....................          320,850
    250,000    Stater Bros. Holdings,
               8.125%, due 06/15/12 .....................          232,500
                                                            --------------
                                                                   925,876
                                                            --------------

               FORESTRY/PAPER - 3.64%

    250,000    Caraustar Industries, Inc. (O)
               9.875%, due 04/01/11 .....................          245,000
    555,000    Georgia-Pacific Corp.
               9.375%, due 02/01/13 .....................          618,131
    260,000    Graphic Packaging
               International Corp.
               9.500%, due 08/15/13 .....................          258,700
    175,000    Jefferson Smurfit Corp. U.S.
               8.250%, due 10/01/12 .....................          171,500
    220,000    JSG Funding PLC (D)
               9.625%, due 10/01/12 .....................          217,800
    122,338    JSG Holding PLC (C)(F)
               11.500%, due 10/01/15 PIK ................          139,077
    190,000    Norske Skog Canada, Ltd. (D)
               7.375%, due 03/01/14 .....................          178,600
    195,000    Norske Skog Canada, Ltd., Series D (D)
               8.625%, due 06/15/11 .....................          198,900

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                   Value (Note 2)
---------                                                   --------------
CORPORATE NOTES AND BONDS (CONTINUED)

               FORESTRY/PAPER (CONTINUED)

$   300,000    Smurfit Capital Funding PLC (D)
               6.750%, due 11/20/05 .....................   $      300,000
    140,000    Stone Container Finance Co. (D)
               7.375%, due 07/15/14 .....................          128,800
                                                            --------------
                                                                 2,456,508
                                                            --------------

               GAMING - 5.05%

     50,000    American Casino & Entertainment
               Properties LLC
               7.850%, due 02/01/12 .....................           51,875
    185,000    Aztar Corp. (O)
               7.875%, due 06/15/14 .....................          193,788
    285,000    Boyd Gaming Corp. (O)
               6.750%, due 04/15/14 .....................          280,725
    140,000    Caesars Entertainment, Inc.
               8.875%, due 09/15/08 .....................          154,175
    290,000    Caesars Entertainment, Inc.
               8.125%, due 05/15/11 .....................          324,800
    150,000    Global Cash Access LLC/
               Global Cash Finance Corp.
               8.750%, due 03/15/12 .....................          161,250
     25,000    Herbst Gaming, Inc. (C)
               7.000%, due 11/15/14 .....................           24,500
    185,000    Isle of Capri Casinos, Inc.
               7.000%, due 03/01/14 .....................          179,450
    200,000    Las Vegas Sands Corp. (C)
               6.375%, due 02/15/15 .....................          187,500
    155,000    Mandalay Resort Group (O)
               9.375%, due 02/15/10 .....................          169,725
    150,000    Mandalay Resort Group, Series B
               10.250%, due 08/01/07 ....................          164,625
    160,000    MGM Mirage
               8.500%, due 09/15/10 .....................          174,400
    345,000    MGM Mirage (O)
               8.375%, due 02/01/11 .....................          366,562
     70,000    MGM Mirage (O)
               5.875%, due 02/27/14 .....................           65,538
    130,000    Pinnacle Entertainment, Inc.
               8.250%, due 03/15/12 .....................          127,400
    150,000    Pinnacle Entertainment, Inc.
               8.750%, due 10/01/13 .....................          150,750
    100,000    Scientific Games Corp. (C)
               6.250%, due 12/15/12 .....................           98,000
    200,000    Seneca Gaming Corp.
               7.250%, due 05/01/12 .....................          198,000
    195,000    Station Casinos, Inc.
               6.500%, due 02/01/14 .....................          194,512
    150,000    Wynn Las Vegas LLC/
               Wynn Las Vegas Capital Corp. (C)
               6.625%, due 12/01/14 .....................          140,250
                                                            --------------
                                                                 3,407,825
                                                            --------------
               GENERAL INDUSTRIAL &
               MANUFACTURING - 2.52%

     70,000    Case Corp.
               7.250%, due 01/15/16 .....................           64,750
    170,000    Case New Holland, Inc. (C)
               9.250%, due 08/01/11 .....................          173,400
    195,000    General Binding Corp.
               9.375%, due 06/01/08 .....................          195,975
    150,000    Hexcel Corp. (C)
               6.750%, due 02/01/15 .....................          144,000
    185,000    JLG Industries, Inc.
               8.250%, due 05/01/08 .....................          191,475
    175,000    Joy Global, Inc., Series B
               8.750%, due 03/15/12 .....................          192,937
    255,000    Milacron Escrow Corp.
               11.500%, due 05/15/11 ....................          272,850
    155,000    Rexnord Corp.
               10.125%, due 12/15/12 ....................          165,850
     50,000    Terex Corp.
               7.375%, due 01/15/14 .....................           50,250
    230,000    Terex Corp., Series B
               10.375%, due 04/01/11 ....................          249,550
                                                            --------------
                                                                 1,701,037
                                                            --------------
               HEALTH CARE - 6.28%

    300,000    Alderwoods Group, Inc. (C)
               7.750%, due 09/15/12 .....................          310,500
    195,000    AmerisourceBergen Corp.
               7.250%, due 11/15/12 .....................          210,600
    350,000    Carriage Services, Inc. (C)
               7.875%, due 01/15/15 .....................          351,750
    350,000    DaVita, Inc. (C)
               7.250%, due 03/15/15 .....................          340,375
    105,000    Extendicare Health Services, Inc. (O)
               6.875%, due 05/01/14 .....................          100,538
    200,000    Genesis HealthCare Corp. (O)
               8.000%, due 10/15/13 .....................          211,000
    565,000    HCA, Inc. (O)
               7.875%, due 02/01/11 .....................          615,081
    165,000    HCA, Inc. (O)
               6.375%, due 01/15/15 .....................          165,595
    345,000    Insight Health
               Services Corp., Series B (O)
               9.875%, due 11/01/11 .....................          327,750
    300,000    Omega Healthcare Investors, Inc.
               7.000%, due 04/01/14 .....................          289,500
    170,000    Select Medical Corp. (C)
               7.625%, due 02/01/15 .....................          167,025
    200,000    Service Corp. International/U.S.
               7.700%, due 04/15/09 .....................          207,500
    150,000    Teva Pharmaceutical Finance LLC,
               Series A (P)
               0.500%, due 02/01/24 .....................          150,000

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                  Value (Note 2)
---------                                                  --------------
CORPORATE NOTES AND BONDS (CONTINUED)

               HEALTH CARE (CONTINUED)

$   200,000    Triad Hospitals, Inc.
               7.000%, due 11/15/13 .....................   $   199,500
    215,000    US Oncology, Inc.
               10.750%, due 08/15/14 ....................       231,125
    220,000    Warner Chilcott Corp. (C)
               8.750%, due 02/01/15 .....................       215,600
    150,000    Watson Pharmaceuticals, Inc. (P)
               1.750%, due 03/15/23                             141,187
                                                            -----------
                                                              4,234,626
                                                            -----------

               HOTELS - 2.59%

    470,000    Hilton Hotels Corp.
               7.625%, due 12/01/12 .....................       539,873
    195,000    Host Marriott L.P.
               7.125%, due 11/01/13 .....................       197,437
    100,000    Host Marriott L.P. (C)
               6.375%, due 03/15/15 .....................        95,125
    200,000    Host Marriott L.P., Series G
               9.250%, due 10/01/07 .....................       214,000
    200,000    La Quinta Properties, Inc.
               7.000%, due 08/15/12 .....................       204,000
     60,000    MeriStar Hospitality Operating
               Partnership L.P./
               MeriStar Hospitality Finance Corp.
               10.500%, due 06/15/09 ....................        63,000
    395,000    Starwood Hotels & Resorts
               Worldwide, Inc.
               7.875%, due 05/01/12 .....................       433,019
                                                            -----------
                                                              1,746,454
                                                            -----------

               LEISURE & ENTERTAINMENT - 1.92%

    122,000    AMC Entertainment, Inc. (O)
               9.500%, due 02/01/11 .....................       120,780
    245,000    AMC Entertainment, Inc. (C)
               8.625%, due 08/15/12 .....................       254,187
    300,000    Carmike Cinemas, Inc. (O)
               7.500%, due 02/15/14 .....................       285,000
    300,000    Cinemark, Inc. (B)
               0.000%, due 03/15/14 .....................       206,250
     55,000    Intrawest Corp. (D)
               7.500%, due 10/15/13 .....................       54,725
    200,000    NCL Corp. (C)
               10.625%, due 07/15/14 ....................       205,000
    165,000    Royal Caribbean Cruises, Ltd.
               6.875%, due 12/01/13 .....................       171,188
                                                            -----------
                                                              1,297,130
                                                            -----------
               MEDIA - BROADCASTING - 1.57%

    310,000    Allbritton Communications Co.
               7.750%, due 12/15/12 .....................       295,275
    130,000    Emmis Operating Co.
               6.875%, due 05/15/12 .....................       128,375

               MEDIA - BROADCASTING (CONTINUED)

    500,000    Sinclair Broadcast Group, Inc.
               8.000%, due 03/15/12 .....................       496,250
    130,000    Spanish Broadcasting System
               9.625%, due 11/01/09 .....................       136,013
                                                            -----------
                                                              1,055,913
                                                            -----------

               MEDIA - CABLE - 3.80%

    150,000    Cablevision Systems Corp. (C)
               8.000%, due 04/15/12 .....................       147,938
    435,000    CSC Holdings, Inc., Series B (O)
               8.125%, due 08/15/09 .....................       445,875
    150,000    CSC Holdings, Inc. (C)
               6.750%, due 04/15/12 .....................       145,125
    165,000    DirecTV Holdings LLC/
               DirecTV Financing Co.
               8.375%, due 03/15/13 .....................       178,612
    400,000    EchoStar DBS Corp.
               6.375%, due 10/01/11 .....................       395,000
     50,000    Frontiervision Holdings L.P. (E)
               11.875%, due 09/15/07 ....................        67,500
     75,000    Frontiervision Holdings L.P.,
               Series B (E)
               11.875%, due 09/15/07 ....................       101,250
    165,000    Frontiervision Operating PRT (E)
               11.000%, due 10/15/06 ....................       217,800
    190,000    GCI, Inc. (O)
               7.250%, due 02/15/14 .....................       180,975
    200,000    Insight Communications, Inc. (B)
               0.000%, due 02/15/11 .....................       197,000
    150,000    LodgeNet Entertainment Corp.
               9.500%, due 06/15/13 .....................       161,250
    125,000    Rogers Cable, Inc. (D)
               8.750%, due 05/01/32 .....................       137,500
    250,000    Telenet Group Holding N.V. (B)(C)(D)
               0.000%, due 06/15/14 .....................       187,500
                                                            -----------
                                                              2,563,325
                                                            -----------
               MEDIA - DIVERSIFIED & SERVICES - 1.38%

     95,000    Intelsat Bermuda, Ltd. (C)(D)(G)
               7.805%, due 01/15/12 .....................        95,238
    210,000    Intelsat Bermuda, Ltd. (C)(D)
               8.625%, due 01/15/15 .....................       213,150
    125,000    Lamar Media Corp.
               7.250%, due 01/01/13 .....................       128,750
    200,000    New Skies Satellites N.V. (C)(D)(G)
               7.438%, due 11/01/11 .....................       202,500
    310,000    PanAmSat Holding Corp. (B)(C)
               0.000%, due 11/01/14 .....................       198,400
    150,000    Zeus Special Subsidiary, Ltd. (B)(C)
               0.000%, due 02/01/15 .....................        90,750
                                                            -----------
                                                                928,788
                                                            -----------

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS(UNAUDITED)

 Par Value                                   Value(Note (2)
-----------                                  --------------
CORPORATE NOTES AND BONDS (CONTINUED)

            METALS AND MINING - 1.74%
$   300,000 Alpha Natural Resources LLC/
            Alpha Natural Resources Corp.(C)
            10.000%, due 06/01/12...........  $    333,000
    150,000 Arch Western Finance LLC
            6.750%, due 07/01/13............       150,375
    175,000 Foundation PA Coal Co.
            7.250%, due 08/01/14............       179,813
    207,000 Freeport-McMoRan
            Copper & Gold, Inc.(O)
            6.875%, due 02/01/14............       194,580
    185,000 Peabody Energy Corp.
            5.875%, due 04/15/16............       179,450
    130,000 Peabody Energy Corp., Series B
            6.875%, due 03/15/13............       134,550
                                              ------------
                                                 1,171,768
                                              ------------

            NON FOOD & DRUG RETAILERS - 1.87%
    300,000 Affinity Group, Inc.
            9.000%, due 02/15/12............       301,500
    300,000 Buhrmann U.S., Inc.(C)
            7.875%, due 03/01/15............       292,500
    260,000 Couche-Tard U.S. L.P/
            Couche-Tard Finance Corp.
            7.500%, due 12/15/13............       266,500
    220,000 Dollar General Corp.(O)
            8.625%, due 06/15/10............       244,200
    170,000 Saks, Inc. (O)
            7.000%, due 12/01/13............       154,275
                                              ------------
                                                 1,258,975
                                              ------------
            OIL & GAS - 5.41%
    185,000 Amerada Hess Corp.
            7.300%, due 08/15/31............       211,465
    110,000 CHC Helicopter Corp.(D)
            7.375%, due 05/01/14............       107,250
    120,000 Chesapeake Energy Corp.
            8.125%, due 04/01/11............       126,000
    203,000 Chesapeake Energy Corp.
            7.000%, due 08/15/14............       208,075
    105,000 Chesapeake Energy Corp. (C)
            6.375%, due 06/15/15............       102,900
    285,000 Chesapeake Energy Corp.
            6.875%, due 01/15/16............       283,575
    100,000 Compagnie Generale de
            Geophysique S.A. (C)(D)
            7.500%, due 05/15/15............       100,250
    250,000 Comstock Resources, Inc.
            6.875%, due 03/01/12............       243,750
    250,000 Delta Petroleum Corp. (C)
            7.000%, due 04/01/15............       236,250
            OIL & GAS (CONTINUED)
    360,000 El Paso Production Holding Co.
            7.750%, due 06/01/13............       362,700
    120,000 Encore Acquisition Co.
            8.375%, due 06/15/12............       126,000
    175,000 Encore Acquisition Co.
            6.250%, due 04/15/14............       168,875
    190,000 Hanover Compressor Co.
            9.000%, due 06/01/14............       199,975
    150,000 Harvest Operations Corp. (D)
            7.875%, due 10/15/11............       147,375
    135,000 Newfield Exploration Co.
            6.625%, due 09/01/14............       133,650
    190,000 Plains Exploration &
            Production Co. (O)
            7.125%, due 06/15/14............       197,600
    235,000 Premcor Refining Group, Inc.(O)
            7.750%, due 02/01/12............       252,625
    300,000 Range Resources Corp. (C)
            6.375%, due 03/15/15............       289,500
    150,000 Whiting Petroleum Corp.
            7.250%, due 05/01/13............       148,500
                                              ------------
                                                 3,646,315
                                              ------------

            PACKAGING - 2.99%
    200,000 AEP Industries, Inc. (C)(O)
            7.875%, due 03/15/13............       198,462
    150,000 BWAYCorp.
            10.000%, due 10/15/10...........       151,500
    250,000 Crown European Holdings S.A (D)
            9.500%, due 03/01/11............       270,000
    250,000 Crown European Holdings S.A (D)
            10.875%, due 03/01/13...........       285,625
    190,000 Greif, Inc. (O)
            8.875%, due 08/01/12............       202,350
    190,000 Owens-Brockway Inc.
            8.875%, due 02/15/09............       202,350
    310,000 Owens-Brockway, Inc.
            8.250%, due 05/15/13............       328,600
    115,000 Owens-Brockway Glass Container,
            Inc.
            8.750%, due 11/15/12............       125,350
    135,000 Owens-Illinois, Inc. (O)
            7.800%, due 05/15/18............       134,663
    105,000 Plastipak Holdings, Inc.
            10.750%, due 09/01/11...........       114,450
                                              ------------
                                                 2,013,350
                                              ------------

            PRINTING & PUBLISHING - 2.50%
     75,000 Cenveo Corp. (O)
            9.625%, due 03/15/12............        79,875
    153,000 Dex Media East LLC/
            Dex Media East Finance Co.
            12.125%, due 11/15/12...........       179,966

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS(UNAUDITED)

 Par Value                                        Value (Note 2)
-----------                                       --------------
CORPORATE NOTES AND BONDS (CONTINUED)

            PRINTING & PUBLISHING (CONTINUED)
$   665,000 Dex Media, Inc. (B)
            0.000%, due 11/15/13.................. $  498,750
    132,000 Dex Media West LLC/
            Dex Media Finance Co., Series B
            9.875%, due 08/15/13..................    146,520
    300,000 Houghton Mifflin Co. (O)
            9.875%, due 02/01/13..................    303,000
    200,000 Medianews Group, Inc.
            6.875%, due 10/01/13..................    194,000
    225,000 Primedia, Inc.
            8.875%, due 05/15/11..................    232,875
     50,000 Primedia, Inc.
            8.000%, due 05/15/13..................     50,250
                                                   ----------
                                                    1,685,236
                                                   ----------
            RESTAURANTS - 0.61%
    200,000 Carrols Corp. (C)
            9.000%, due 01/15/13..................    205,000
    200,000 Domino's, Inc.
            8.250%, due 07/01/11..................    209,000
                                                   ----------
                                                      414,000
                                                   ----------
            STEEL - 0.58%
    220,000 Russel Metals, Inc. (D)
            6.375%, due 03/01/14..................    209,000
    185,000 Valmont Industries, Inc. (O)
            6.875%, due 05/01/14..................    181,300
                                                   ----------
                                                      390,300
                                                   ----------
            SUPPORT SERVICES - 3.36%
    200,000 Coinmach Corp.
            9.000%, due 02/01/10..................    204,000
     75,000 Corrections Corp. of America
            7.500%, due 05/01/11..................     77,344
    100,000 Corrections Corp. of America (C)
            6.250%, due 03/15/13..................     96,500
    410,000 Iron Mountain, Inc.
            8.625%, due 04/01/13..................    411,025
     70,000 Iron Mountain, Inc.
            7.750%, due 01/15/15..................     66,850
    480,000 Johnsondiversey Holdings, Inc. (B)
            0.000%, due 05/15/13..................    379,200
    230,000 Johnsondiversey, Inc., Series B
            9.625%, due 05/15/12..................    233,450
    115,000 Knowledge Learning Corp., Inc. (C)
            7.750%, due 02/01/15..................    109,250
    115,000 United Rentals North America, Inc.
            6.500%, due 02/15/12..................    109,537
    150,000 United Rentals North America, Inc. (O)
            7.750%, due 11/15/13..................    140,625
    150,000 United Rentals North America, Inc. (O)
            7.000%, due 02/15/14..................    135,000
            SUPPORT SERVICES (CONTINUED)
    270,000 Williams Scotsman, Inc.
            9.875%, due 06/01/07.................      265,275
     35,000 Williams Scotsman, Inc
            10.000%, due 08/15/08................       37,100
                                                    ----------
                                                     2,265,156
                                                    ----------
            TECHNOLOGY - 2.23%
    223,000 Fisher Scientific International, Inc.
            8.125%, due 05/01/12.................      247,294
    300,000 Flextronics International, Ltd. (D)
            6.500%, due 05/15/13.................      286,500
    235,000 Lucent Technologies, Inc. (O)
            5.500%, due 11/15/08.................      227,950
    205,000 Lucent Technologies, Inc.
            6.450%, due 03/15/29.................      172,969
    140,000 Nortel Networks, Ltd. (D)
            6.125%, due 02/15/06.................      140,350
    405,000 Xerox Corp. (O)
            7.625%, due 06/15/13.................      432,337
                                                    ----------
                                                     1,507,400
                                                    ----------
            TELECOMMUNICATIONS - 11.53 %
    191,000 Alamosa Delaware, Inc. (B)
            0.000%, due 07/31/09.................      208,190
     32,000 Alamosa Delaware, Inc. (O)
            11.000%, due 07/31/10................       35,720
    350,000 American Cellular Corp., Series B
            10.000%, due 08/01/11................      327,250
     98,000 American Tower Corp. (O)
            9.375%, due 02/01/09.................      102,533
    150,000 American Tower Corp. (P)
            3.000%, due 08/15/12.................      153,562
    125,000 American Tower Corp.
            7.125%, due 10/15/12.................      124,062
    128,000 AT&T Corp.
            9.050%, due 11/15/11.................      146,080
    150,000 Call-Net Enterprises, Inc. (D)
            10.625%, due 12/31/08................      157,500
    240,000 Centennial Cellular Operating Co/
            Centennial Communications Corp.
            10.125%, due 06/15/13................      262,200
    200,000 Cincinnati Bell, Inc. (O)
            8.375%, due 01/15/14.................      190,500
     35,000 Cincinnati Bell, Inc. (C)
            8.375%, due 01/15/14.................       33,337
    200,000 Cincinnati Bell, Inc. (C)
            7.000%, due 02/15/15.................      184,000
    345,000 Citizens Communications Co.
            9.250%, due 05/15/11.................      373,462
    195,000 Citizens Communications Co.
            6.250%, due 01/15/13.................      181,838

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS(UNAUDITED)

 Par Value                                        Value (Note 2)
-----------                                       --------------
CORPORATE NOTES AND BONDS (CONTINUED)

            TELECOMMUNICATIONS (CONTINUED)
$   150,000 Crown Castle International Co
            10.750%, due 08/01/11................   $  160,500
    175,000 Crown Castle International Corp.
            Series B (O)
            7.500%, due 12/01/13.................      186,375
     50,000 Dobson Cellular Systems, Inc.(C)
            8.375%, due 11/01/11.................       50,500
    165,000 Eircom Funding (D)(O)
            8.250%, due 08/15/13.................      178,200
     15,000 Esprit Telecom Group PLC (D)(E)(L)
            10.875%, due 06/15/08................            2
     25,000 IWO Holdings, Inc. (C)(G)
            6.320%, due 01/15/12.................       25,000
    150,000 MCI, Inc.
            6.908%, due 05/01/07.................      152,250
    210,000 MCI, Inc.
            7.688%, due 05/01/09.................      216,825
    855,000 Nextel Communications, Inc.
            7.375%, due 08/01/15.................      910,575
    280,000 Qwest Capital Funding, Inc. (O)
            7.250%, due 02/15/11.................      250,600
    270,000 Qwest Corp. (C)
            7.875%, due 09/01/11.................      274,050
    265,000 Qwest Corp. (C)
            9.125%, due 03/15/12.................      280,900
    805,000 Qwest Services Corp. (C)
            14.000%, due 12/15/10................      905,625
     45,000 Rogers Wireless
            Communications, Inc. (D)(O)
            8.000%, due 12/15/12.................       46,125
    100,000 Rogers Wireless
            Communications, Inc. (D)
            6.375%, due 03/01/14.................       95,750
     95,000 Rogers Wireless
            Communications, Inc. (D)
            7.500%, due 03/15/15.................       97,494
    180,000 Rural Cellular Corp. (O)
            9.875%, due 02/01/10.................      180,450
    300,000 Rural Cellular Corp.
            8.250%, due 03/15/12.................      303,750
    190,000 Time Warner Telecom Holdings, Inc (O)
            9.250%, due 02/15/14.................      172,900
     70,000 Time Warner Telecom Holdings, Inc.(C)
            9.250%, due 02/15/14.................       63,700
    145,000 Time Warner Telecom, Inc. (C)
            10.125%, due 02/01/11................      134,850
    185,000 UbiquiTel Operating Co.
            9.875%, due 03/01/11.................      200,263
    185,000 US Unwired, Inc., Series B
            10.000%, due 06/15/12................      203,038
    215,000 Valor Telecommunications Enterprises
            LLC/Finance Corp. (C)
            7.750%, due 02/15/15.................      205,862
                                                    ----------
                                                     7,775,818
                                                    ----------
            TRANSPORTATION - 0.64%
    190,000 Gulfmark Offshore, Inc. (C)
            7.750%, due 07/15/14.................      191,900
    235,000 Kansas City Southern Railway
            7.500%, due 06/15/09.................      237,350
                                                    ----------
                                                       429,250
                                                    ----------
            UTILITIES -11.91%
    440,000 AES Corp. (C)
            8.750%, due 05/15/13.................      476,300

    110,000 AES Corp. (C)
            9.000%, due 05/15/15.................      119,900
    100,000 Allegheny Energy Supply Co.
            Statutory Trust 2001 (C)
            10.250%, due 11/15/07................      110,000

    250,000 Allegheny Energy Supply Co.,LLC(C)(O)
            8.250%, due 04/15/12.................      266,250
    215,000 AmeriGas Partners L.P/AmeriGas
            Eagle Finance Corp., Series B
            8.875%, due 05/20/11.................      233,275
    275,000 ANR Pipeline Co.
            9.625%, due 11/01/21.................      339,720
    184,000 Centerpoint Energy, Inc, Series B
            7.250%, due 09/01/10.................      202,686
    175,000 CMS Energy Corp.
            8.500%, due 04/15/11.................      187,250
    125,000 DPI, Inc.
            6.875%, due 09/01/11.................      133,125
    650,000 Edison Mission Energy
            7.730%, due 06/15/09.................      666,250
    455,000 El Paso Corp. (O)
            7.000%, due 05/15/11.................      429,975
    245,000 El Paso Natural Gas Co., Series A
            7.625%, due 08/01/10.................      255,983
     93,000 Enterprise Products Operating L.P.,
            Series B
            6.375%, due 02/01/13.................       99,182
    187,000 Enterprise Products Operating L.P
            Series B
            5.600%, due 10/15/14.................      188,083
    335,000 FirstEnergy Corp., Series B
            6.450%, due 11/15/11.................      359,788
    100,000 FirstEnergy Corp., Series C
            7.375%, due 11/15/31.................      117,854
    200,000 Holly Energy Partners L.P (C)
            6.250%, due 03/01/15.................      188,000

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS(UNAUDITED)

 Par Value                                        Value (Note 2)
 ---------                                        --------------
CORPORATE NOTES AND BONDS (CONTINUED)

            UTILITIES (CONTINUED)
$   150,000 Inergy L.P/Inergy Finance Corp (C)
            6.875%, due 12/15/14..............     $   142,500
    135,000 Markwest Energy Partners L.P/
            MarkWest Energy Finance Corp. (C)
            6.875%, due 11/01/14..............         132,300
    360,000 Midwest Generation LLC
            8.750%, due 05/01/34..............         392,400
    120,000 Mission Energy Holding Co.
            13.500%, due 07/15/08.............         140,700
     35,000 Nevada Power Co.
            6.500%, due 04/15/12..............          35,613
    120,000 Nevada Power Co.(C)
            5.875%, due 01/15/15..............         116,400
    200,000 Northwestern Corp.(C)
            5.875%, due 11/01/14..............         203,226
    301,000 NRG Energy, Inc. (C)
            8.000%, due 12/15/13..............         304,010
    250,000 PSEG Energy Holdings LLC
            8.625%, due 02/15/08..............         262,500
     50,000 PSEG Power LLC
            7.750%, due 04/15/11..............          57,403
    185,000 Reliant Energy, Inc.
            9.250%, due 07/15/10..............         189,162
     85,000 Reliant Energy, Inc.
            6.750%, due 12/15/14..............          75,225
     90,000 Sierra Pacific Power Co.
            6.250%, due 04/15/12..............          89,775
    110,000 Sierra Pacific Resources
            8.625%, due 03/15/14..............         116,600
    250,000 Suburban Propane Partners LP/
            Suburban Energy Finance Corp (O)
            6.875%, due 12/15/13..............         240,000
     75,000 TECO Energy, Inc.
            7.000%, due 05/01/12..............          78,938
    300,000 Texas Genco LLC/
            Texas Genco Financing Corp. (C)
            6.875%, due 12/15/14..............         294,000
    345,000 TXU Corp. (C)
            5.550%, due 11/15/14..............         332,563
    437,000 Williams Cos., Inc.
            7.125%, due 09/01/11..............         455,572
                                                   -----------
                                                     8,032,508
                                                   -----------

            TOTAL CORPORATE NOTES AND BONDS
            (Cost $63,915,300)................      63,674,303
COMMON STOCKS - 0.00%
            AUTO PARTS & EQUIPMENT - 0.00%
         16 Oxford Automotive,Inc. *..........               0
                                                    ----------

            CHEMICALS - 0.00%
        5   Sterling Chemicals, Inc. *........             153
                                                    ----------

            TELECOMMUNICATIONS - 0.00%
        480 Versatel Telecom
            International N.V *...............           1,091
                                                    ----------

            TOTAL COMMON STOCKS
            (Cost $6,820).....................           1,244

PREFERRED STOCKS - 0.22%
            CHEMICALS - 0.22%
      6,000 Celanese Corp. (P)
            4.500%............................         135,900
        200 Huntsman Corp. (P)
            5.000%............................           9,346
                                                    ----------
                                                       145,246
                                                    ----------

            MEDIA - CABLE - 0.00%
          1 PTV, Inc.
            10.000%...........................               3
                                                    ----------

            TOTAL PREFERRED STOCKS
            (Cost $172,830)...................         145,249

WARRANTS AND RIGHTS - 0.01%
            Chemicals - 0.00%
          8 Sterling Chemicals, Inc.,
            Exp. 12/19/08
            (Exercise Price $52.00) (L) *.....               4
                                                    ----------

            GENERAL INDUSTRIAL &
            MANUFACTURING - 0.00%
        270 Thermadyne Holdings Corp., Class B,
            Exp. 05/23/06
            (Exercise Price $20.78) *.........              14
                                                    ----------

            MEDIA - BROADCASTING - 0.01%
         55 XM Satellite Radio Holdings, Inc.
            Exp. 03/15/10
            (Exercise Price $49.50)*..........           3,300
                                                    ----------

            MEDIA - CABLE - 0.00%
        150 Ono Finance
            Exp. 05/31/09 (C)(L)*.............               0
                                                    ----------

            TELECOMMUNICATIONS - 0.00%
        175 GT Group Telecom, Inc.,
            Exp. 02/01/10 (C)(L)*.............               0
                                                    ----------
            TOTAL WARRANTS AND RIGHTS
            (Cost $4,593).....................           3,318

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS(UNAUDITED)

  Shares                                         Value (Note 2)
  ------                                         --------------
INVESTMENT COMPANIES - 17.17%

    336,692 SSgA Prime Money Market Fund           $   336,692
 11,242,477 State Street Navigator Securities
            Lending Prime Portfolio (I)             11,242,477
                                                   -----------

            TOTAL INVESTMENT COMPANIES
            (Cost $11,579,169) ..                   11,579,169

TOTAL INVESTMENTS - 111.82%k

            (Cost $75,678,712**) .......            75,403,283

NET OTHER ASSETS AND LIABILITIES -(11.82)%

                                                    (7,968,060)

TOTAL NET ASSETS -100.00%

                                                   $67,435,223

------------------
  *   Non-income producing.

 **   Aggregate cost for Federal tax purposes was $75,762,596.

(B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section l44A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.84% of total net assets.

(E)   In Default. Issuer is bankrupt.

(F) Notes and bonds denominated in foreign currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities is 0.21% of total net assets.

(G)   Floating rate or variable rate note. Rate shown is as of April 30, 2005.

(I)   Represents collateral held in connection with securities lending.

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

(0)   All (or part of security) on loan.

(P)   Convertible.

PIK   Payment-In-Kind.

PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Shares                                          Value (Note 2)
---------                                        -------------
COMMON STOCKS - 63.16%

           CONSUMER DISCRETIONARY - 7.52%
   30,800  Carnival Corp. ...................    $    1,505,504
   19,834  Comcast Corp., Class A*...........           636,870
   42,400  Home Depot, Inc. .................         1,499,688
   37,600  Kohl's Corp.*.....................         1,789,760
   66,200  McDonald's Corp. .................         1,940,322
   62,700  Target Corp. .....................         2,909,907
   32,500  Tiffany & Co. ....................           979,875
   61,400  Time Warner, Inc.*................         1,032,134
   50,100  Viacom, Inc., Class B.............         1,734,462
   63,500  Walt Disney Co. ..................         1,676,400
                                                 --------------
                                                     15,704,922
                                                 --------------

           CONSUMER STAPLES - 6.50%
   50,900  Coca-Cola Co. ....................         2,211,096
   25,800  CVS Corp. ........................         1,330,764
   41,000  General Mills, Inc. ..............         2,025,400
   21,900  Kimberly-Clark Corp. .............         1,367,655
   20,400  Procter & Gamble Co. .............         1,104,660
   82,200  Sara Lee Corp. ...................         1,758,258
   31,100  Sysco Corp. ......................         1,076,060
   57,500  Wal-Mart Stores, Inc. ............         2,710,550
                                                 --------------
                                                     13,584,443
                                                 --------------

           ENERGY - 5.72%
   14,500  Anadarko Petroleum Corp. .........         1,059,080
   26,964  BP PLC, ADR.......................         1,642,107
   25,600  ChevronTexaco Corp. ..............         1,331,200
   36,100  Devon Energy Corp. ...............         1,630,637
   52,600  Exxon Mobil Corp. ................         2,999,778
   25,700  Marathon Oil Corp. ...............         1,196,849
   20,600  Schlumberger, Ltd. ...............         1,409,246
   14,516  Transocean, Inc.*.................           673,107
                                                 --------------
                                                     11,942,004
                                                 --------------

           FINANCIALS - 13.16%
   23,600  ACE, Ltd. ........................         1,013,856
   49,400  Allstate Corp. ...................         2,774,304
   29,300  American International
           Group, Inc. ......................         1,489,905
   90,592  Bank of America Corp. ............         4,080,264
    9,400  Chubb Corp. ......................           768,732
   86,700  Citigroup, Inc. ..................         4,071,432
   15,000  Fifth Third Bancorp...............           652,500
   10,900  Goldman Sachs Group, Inc. ........         1,164,011
   47,902  J.P. Morgan Chase & Co. ..........         1,700,042
   18,900  Marsh & McLennan Cos., Inc. ......           529,767
   29,900  Morgan Stanley....................         1,573,338
   36,400  National City Corp. ..............         1,236,144
   52,800  Prudential Financial, Inc. .......         3,017,520
   16,600  SunTrust Banks, Inc. .............         1,208,978
   36,700  Wells Fargo & Co. ................         2,199,798
                                                 --------------
                                                     27,480,591
                                                 --------------
           HEALTH CARE - 8.30%
   36,900  Abbott Laboratories...............         1,814,004
   48,100  Applera Corp. - Applied
           Biosystems Group..................         1,019,720
   47,100  Baxter International, Inc. .......         1,747,410
   60,100  Bristol-Myers Squibb Co. .........         1,562,600
   18,600  Community Health Systems, Inc.*...           677,970
   11,300  Genzyme Corp.*....................           662,293
   41,200  GlaxoSmithKline PLC, ADR..........         2,082,660
   31,200  Health Management Associates,
           Inc., Class A.....................           771,576
    3,500  Hospira, Inc.*....................           117,425
   53,700  IMS Health, Inc. .................         1,287,726
   12,400  Johnson & Johnson.................           851,012
   20,800  Medlmmune, Inc.*..................           527,696
   13,400  Merck & Co., Inc. ................           454,260
   48,762  Pfizer, Inc. .....................         1,324,864
    9,000  Triad Hospitals, Inc.*............           461,250
   43,900  Wyeth.............................         1,972,866
                                                 --------------
                                                     17,335,332
                                                 --------------

           INDUSTRIALS - 7.55%
   25,000  Burlington Northern Santa Fe
           Corp. ............................         1,206,250
   33,000  Dover Corp. ......................         1,199,880
   19,300  Emerson Electric Co. .............         1,209,531
   15,900  FedEx Corp. ......................         1,350,705
   82,400  General Electric Co. .............         2,982,880
   51,300  Honeywell International, Inc. ....         1,834,488
   14,000  Illinois Tool Works, Inc. ........         1,173,480
   20,000  Textron, Inc. ....................         1,507,000
   19,300  United Technologies Corp. ........         1,963,196
   47,000  Waste Management, Inc. ...........         1,339,030
                                                 --------------
                                                     15,766,440
                                                 --------------

           INFORMATION TECHNOLOGY - 8.33%
   87,800  ADC Telecommunications, Inc.(O)*..           199,306
   39,000  Applied Materials, Inc.*..........           579,930
   41,800  Autodesk, Inc. ...................         1,330,494
   39,000  Celestica, Inc.*..................           448,500
   53,900  Cisco Systems, Inc.*..............           931,392
   35,100  Computer Sciences Corp.*..........         1,526,148
   26,400  Dell, Inc.*.......................           919,512
   39,700  EMC Corp.*........................           520,864
   28,865  First Data Corp. .................         1,097,736
    9,473  Freescale Semiconductor, Inc.,
           Class B*..........................           178,661
   51,100  Hewlett-Packard Co. ..............         1,046,017
   35,500  Intel Corp. ......................           834,960
   25,700  International Business
           Machines Corp. ...................         1,962,966
   30,238  Koninklijke Philips Electronics
           N.V...............................           749,600
   39,200  Micron Technology, Inc.*..........           380,632
   73,100  Microsoft Corp. ..................         1,849,430

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Shares                                                  Value (Note 2)
---------                                                --------------
COMMON STOCKS (CONTINUED)

           INFORMATION TECHNOLOGY (CONTINUED)
   85,800  Motorola, Inc. .........................      $    1,316,172
   49,800  Texas Instruments, Inc. ................           1,243,008
   14,196  Veritas Software Corp.*.................             292,295
                                                         --------------
                                                             17,407,623
                                                         --------------

           MATERIALS - 1.95%
   35,000  Alcoa, Inc. ............................           1,015,700
   30,600  E.I. du Pont de Nemours & Co. ..........           1,441,566
   37,100  Rohm and Haas Co. ......................           1,619,786
                                                         --------------
                                                              4,077,052
                                                         --------------

           TELECOMMUNICATION SERVICES - 2.28%
   29,100  Alltel Corp. ...........................           1,657,536
   80,900  SBC Communications, Inc. ...............           1,925,420
   33,120   Verizon Communications, Inc. ..........           1,185,696
                                                         --------------
                                                              4,768,652
                                                         --------------

           UTILITIES - 1.85%
   12,900  Ameren Corp. ...........................             666,930
   22,000  Consolidated Edison, Inc. (O)...........            952,160
   38,000  FPL Group, Inc. ........................           1,551,160
   16,500  Progress Energy, Inc. ..................             692,835
                                                         --------------
                                                              3,863,085
                                                         --------------

           TOTAL COMMON STOCKS
           (Cost $120,098,821).....................         131,930,144

Par Value                                                Value (Note 2)
---------                                                -------------
ASSET BACKED - 1.86%
$ 143,213  ABSC Long Beach Home Equity Loan Trust,
           Series 2000-LB1,Class AF5(M)
           8.050%, due 09/21/30.....................        144,165
  500,000  ABSC Manufactured Housing Contract,
           Series 2004-OK1, Class A4(C)
           5.019%, due 04/16/30.....................        282,893
  500,000  Ameriquest Mortgage Securities, Inc.,
           Series 2004-FR1, Class M2 (M)
           5.207%, due 05/25/34 ....................        499,442
  340,000  Citibank Credit Card Issuance Trust,
           Series 2004-A1, Class A1 (O)
           2.550%, due 01/20/09.....................        332,243
  320,000  GMAC Mortgage Corp. Loan Trust,
           Series 2004-HE2,Class M1 (M)
           3.950%, due 10/25/33                             312,747
  485,314  Green Tree Financial Corp.,
           Series 1996-1, Class M1
           7.000%, due 03/15/27.....................        487,595
  328,209  Green Tree Financial Corp.,
           Series 1998-2, Class A6
           6.810%, due 12/01/27.....................        346,020

  500,000  Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27.....................         534,157
  200,000  Park Place Securities, Inc.
           Series 2005-WHQ2, Class M11(G)(M)
           6.500%, due 05/25/35.....................         164,847
  500,000  Residential Asset Mortgage Products Inc.,
           Series 2003-RS9, Class AI5
           4.990%, due 03/25/31.....................         503,857
  270,000  Wells Fargo Home Equity Trust,
           Series 2004-2, Class M8A (C)(G) (M)
           6.020%, due 03/25/33.....................         269,985
                                                      --------------

           TOTAL ASSET BACKED
           (Cost $4,021,388)........................       3,877,951

COMMERCIAL MORTGAGE BACKED - 2.10%
  608,347  Bear Stearns Commercial Mortgage
           Securities
           Series 2001-TOP4, Class A1
           5.060%, due 11/15/16.....................         618,783
  350,000  Bear Stearns Commercial Mortgage
           Securities
           Series 2004-T16, Class A2
           3.700%, due 02/13/46.....................         343,888
  350,000  Bear Stearns Commercial Mortgage
           Securities
           Series 2004-T16, Class A6(G)
           4.750%, due 02/13/46.....................         346,819
  400,000  Greenwich Capital Commercial
           Funding Corp.,
           Series 2004-GG1, Class A7(G)
           5.317%, due 06/10/36.....................         413,768
  400,000  LB-UBS Commercial Mortgage Trust
           Series 2004-C8, Class A6(G)
           4.799%, due 12/15/29.....................         399,058
  797,829  Morgan Stanley Capital I
           Series 1999-CAM1, Class A3
           6.920%, due 03/15/32.....................         832,377
  700,000  Morgan Stanley Capital I
           Series 2004-HQ4, Class A7
           4.970%, due 04/14/40.....................         704,644
  200,000  Multi Security Asset Trust,
           Series 2005-RR4, Class J(C)
           5.880%, due 11/28/35.....................         176,414
  565,562  Wachovia Bank Commercial Mortagage Trust,
           Series 2003-C6, Class A1
           3.364%, due 08/15/35.....................         554,331
                                                      --------------

           TOTAL COMMERCIAL MORTGAGE BACKED
           (Cost $4,387,146)........................       4,390,082

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                             Value (Note 2)
---------                                             --------------
PRIVATE LABEL MORTGAGE BACKED - 0.45%
$ 935,505  Countrywide Alternative Loan Trust
           Series 2002-5, Class A10
           6.750%, due 06/25/32.....................  $      933,500
                                                      --------------

           TOTAL PRIVATE LABEL MORTGAGE BACKED
           (Cost $949, 131).........................         933,500

CORPORATE  NOTES AND BONDS - 9.13%
           CABLE -0.18%
  350,000  Comcast Cable
           Communications, Inc. (O)
           6.875%, due 06/15/09.....................         379,977
                                                      --------------

           CAPITAL GOODS - 0.24%
  500,000  Caterpillar Financial Services Corp
           Series F
           2.500%, due 10/03/06.....................         490,058
                                                      --------------

           CONSUMER DISCRETIONARY - 1.11%
  750,000  American Association of Retired Persons (C)
           7.500%, due 05/01/31.....................         935,459
  500,000  Carnival Corp. (D)
           3.750%, due 11/15/07.....................         493,959
  500,000  Cendant Corp. (O)
           6.250%, due 01/15/08.....................         521,158
  325,000 Erac USA Finance Co. (C)
           6.700%, due 06/01/34.....................         366,254
                                                      --------------
                                                           2,316,830
                                                      --------------

           CONSUMER STAPLES - 0.19%
  400,000  Safeway, Inc.
           4.125%, due 11/01/08.....................         391,105
                                                      --------------

           ENERGY - 0.90%
  150,000  Amerada Hess Corp. (O)
           7.875%, due 10/01/29.....................         180,949
  140,000  Devon Financing Corp. ULC
           7.875%, due 09/30/31.....................         176,536
  500,000  Occidental Petroleum Corp. (O)
           5.875%, due 01/15/07.....................         514,587
  500,000  Pemex Project Funding Master Trust
           7.375%, due 12/15/14.....................         543,250
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08.....................         453,751
                                                      --------------
                                                           1,869,073
                                                      --------------

           FINANCE - 1.68%
  500,000  American General Finance Corp.,
           Series H (O)
           4.625%, due 09/01/10.....................         499,517
  500,000  Bear Stearns Cos., Inc.
           7.800%, due 08/15/07.....................         538,602
  500,000  CIT Group, Inc.
           7.375%, due 04/02/07.....................         528,700

  350,000  GE Global Insurance Holding Corp.
           7.000%, due 02/15/26.....................         374,996
  205,000  GE Global Insurance Holding Corp.
           7.750%, due 06/15/30.....................         239,619
  250,000  HSBC Finance Corp. (O)
           6.500%, due 11/15/08.....................         266,393
  500,000  Merrill Lynch & Co., Inc.
           7.375%, due 05/15/06.....................         517,383
  500,000  U.S. Bank N.A. (O)
           6.300%, due 02/04/14.....................         553,347
                                                      --------------
                                                           3,518,557
                                                      --------------
           HEALTH CARE - 0.35%
  300,000  Eli Lilly & Co. (O)
           6.570%, due 01/01/16.....................         342,406
  205,000  Merck & Co., Inc.
           6.400%, due 03/01/28.....................         227,514
  150,000  Wyeth
           6.500%, due 02/01/34.....................         169,395
                                                      --------------
                                                             739,315
                                                      --------------

           INDUSTRIALS - 0.73%
  150,000  Boeing Co.
           8.625%, due 11/15/31.....................         217,229
  130,000  D.R. Horton, Inc.
           5.250%, due 02/15/15.....................         121,184
  350,000  Ford Motor Credit Co.
           7.600%, due 08/01/05.....................         352,452
  250,000  Ford Motor Credit Co.
           5.800%, due 01/12/09.....................         232,624
  300,000  General Motors Acceptance Corp.
           6.125%, due 08/28/07.....................         292,318
  135,000  Pulte Homes, Inc. (O)
           5.200%, due 02/15/15.....................         129,900
  150,000  Waste Management, Inc.
           7.125%, due 12/15/17.....................         172,544
                                                      --------------
                                                           1,518,251
                                                      --------------

           PIPELINE -0.11%
  205,000  Kinder Morgan, Inc. (O)
           7.250%, due 03/01/28.....................         238,045
                                                      --------------

           REITS - 0.07%
  140,000  Simon Property Group, L.P
           5.625%, due 08/15/14.....................         143,252
                                                      --------------

           TELECOMMUNICATIONS - 0.93%
  500,000  Bellsouth Capital Funding (O)
           7.875%, due 02/15/30.....................         632,395
  250,000  Sprint Capital Corp.
           7.125%, due 01/30/06.....................         255,430

                 See accompanying Notes to Financial Statements.

               BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                           Value(Note 2)
---------                                                           -------------
CORPORATE NOTES AND BONDS (CONTINUED)

           TELECOMMUNICATIONS (CONTINUED)
$  537,000 Telephone & Data Systems, Inc.
           7.000%, due 08/01/06.................................    $    553,099
   500,000 Verizon Wireless Capital LLC
           5.375%, due 12/15/06.................................         510,085
                                                                     -----------
                                                                       1,951,009
                                                                     -----------
           TRANSPORTATION - 0.69%
   600,000 Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05.................................         609,541
   175,000 Burlington Northern Santa Fe Corp.
           8.125%, due 04/15/20.................................         224,955
   500,000 Norfolk Southern Corp.
           7.250%, due 02/15/31.................................         611,946
                                                                     -----------
                                                                       1,446,442
                                                                     -----------
           UTILITIES - 1.95%
   375,000 Constellation Energy Group, Inc.
           4.550%, due 06/15/15.................................         357,899
   500,000 DTE Energy Co.
           6.450%, due 06/01/06.................................         512,596
   500,000 Energy East Corp.
           8.050%, due 11/15/10.................................         580,840
   750,000 Niagara Mohawk Power Corp.
           7.750%, due 05/15/06.................................         780,379
   175,000 Pacific Gas and Electric Co.
           6.050%, due 03/01/34.................................         186,995
   350,000 Progress Energy, Inc.
           7.750% due 03/01/31..................................         423,573
   350,000 Virginia Electric and Power Co.,
           Series A
           5.750%, due 03/31/06.................................         355,698
   750,000 Wisconsin Electric Power
           6.500%, due 06/01/28.................................         866,893
                                                                     -----------
                                                                       4,064,873
                                                                     -----------
           TOTAL CORPORATE NOTES AND BONDS
           (Cost $18,308,664 )..................................      19,066,787

MORTGAGE BACKED - 9.48%

           FEDERAL HOME LOAN MORTGAGE CORP. - 1.89%
    24,459 8.000%, due 06/01/30
           Pool # C01005........................................          26,761
   395,134 6.500%, due 01/01/32
           Pool # C62333........................................         411,379
 2,098,001 5.000%, due 07/01/33
           Pool # A11325........................................       2,083,242
   383,256 6.000%, due 09/01/34
           Pool # A26682(H).....................................         393.624
   223,818 6.000%, due 10/01/34
           Pool # A28439 .......................................         229,872
   230,202 6.000%, due 10/01/34
           Pool # A28598 .......................................         236,429
   244,079 6.000%, due 11/01/34
           Pool # A28556 .......................................         250,681
   165,000 5.000%, due 04/01/35
           Pool # A32315(H) ....................................         163,487
   150,000 5.000%, due 04/01/35
           Pool # A323l6(H) ....................................         148,624
                                                                     -----------
                                                                       3,944,099
                                                                     -----------

           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.49%
   569,792 4.000%, due 04/01/15
           Pool # 255719........................................         559,109
   135,075 6.000%, due 05/01/16
           Pool # 582558........................................         140,048
 1,224,578 5.000%, due 12/01/17
           Pool # 672243........................................       1,235,573
 1,351,061 4.500%, due 09/01/18
           Pool # 737144........................................       1,339,683
   214,284 6.000%, due 05/01/21
           Pool #253847.........................................         220,027
    34,439 7.000%, due 12/01/29
           Pool # 762813........................................          36,584
   151,092 7.000%, due 11/01/31
           Pool #607515.........................................         159,689
   143,297 6.000%, due 02/01/32
           Pool #611619.........................................         147,341
   109,185 7.000%, due 05/01/32
           Pool # 644591........................................         115,398
   864,716 6.500%, due 06/01/32
           Pool #545691.........................................         900,122
    12,049 7.000%, due 08/01/32
           Pool #641302.........................................          12,731
 1,614,067 6.000%, due 08/01/33
           Pool # 7294l3........................................       1,658,870
   853,401 6.000%, due 08/01/33
           Pool #729418.........................................         877,089
 1,018,151 5.500%, due 10/01/33
           Pool #254904.........................................       1,029,093
 2,914,885 5.500%, due 11/01/33
           Pool* 555880.........................................       2,946,210
    33,159 5.000%, due 05/01/34
           Pool #782214.........................................          32,858
   734,180 5.000%, due 06/01/34
           Pool # 255230........................................         727,509

                 See accompanying Notes to Financial Statements.

BALANCE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                                                           Value(Note 2)
---------                                                           -------------
MORTGAGE BACKED (CONTINUED)

           FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   36,242 7.000%, due 07/01/34
           Pool # 792636 .......................................     $    38,274
   307,556 5.500%, due 08/01/34
           Pool # 793647 (H) ...................................         310,686
 1,063,767 5.500%, due 03/01/35
           Pool # 815976 (H) ...................................       1,074,622
                                                                     -----------
                                                                      13,561,516
                                                                     -----------

           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.10%
    20,796 8.000%, due 10/20/15
           Pool # 002995........................................          21,992
   600,000 5.008%, due 12/16/25
           Series 2004-43, Class C (G)..........................         610,002
   152,164 6.500%, due 02/20/29
           Pool # 0027l4........................................         158,985
   136,491 6.500%, due 04/20/31
           Pool # 003068........................................         142,517
 1,300,000 6.000%, due 07/20/32
           Series 2002-50, Class PE (N).........................       1,370,337
                                                                     -----------
                                                                       2,303,833
                                                                     -----------
           TOTAL MORTGAGE BACKED
           (Cost $19,641,744)...................................      19,809,448

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.92%

           FEDERAL FARM CREDIT BANK - 0.53%
 1,000,000 5.875%, due 10/03/16.................................       1,104,728
                                                                     -----------

           FEDERAL HOME LOAN MORTGAGE CORP. - 0.72%
 1,500,000 4.500%, due 01/15/14.................................       1,500,213
                                                                     -----------

           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.11%
   600,000 3.800%, due 01/18/08.................................         595,006
   525,000 4.000%, due 09/02/08.................................         521,073
   500,000 5.250%, due 08/01/12.................................         518,161
   675,000 4.625%, due 10/15/14.................................         677,688
                                                                     -----------
                                                                       2,311,928
                                                                     -----------

           U.S. TREASURY BONDS - 0.91%
 1,535,000 6.250%, due 05/15/30.................................       1,911,135
                                                                     -----------

           U.S. TREASURY NOTES - 6.65%
    70,000 2.000%, due 08/31/05.................................          69,773
 1,860,000 1.500%, due 03/31/06.................................       1,828,903
 2,985,000 2.000%, due 05/15/06 (O).............................       2,942,323
 1,400,000 3.125%, due 01/31/07(O)..............................       1,388,407
   800,000 3.375%, due 02/28/07.................................         796,438
   700,000 2.750%, due 08/15/07.................................         685,945
 2,300,000 2.625%, due 05/15/08(O)..............................       2,226,508
   405,000 5.000%, due 02/15/11.................................         426,832
   550,000 5.000%, due 08/15/11(O)..............................         580,658
 1,875,000 4.000%, due 02/15/14(O)..............................       1,853,100
 1,095,000 4.250%, due 11/15/14(O)..............................       1,098,593
                                                                     -----------
                                                                      13,897,480
                                                                     -----------

           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (Cost $20,437,410)                                         20,725,484

  Shares
----------
INVESTMENT COMPANIES - 11.47%
          1 J.P Morgan Money Market Fund                                       1
  9,873,864 SSgA Prime Money Market Fund (N)....................       9,873,864
 14,079,966 State Street Navigator Securities Lending Prime
            Portfolio (I).......................................      14,079,966
                                                                      ----------
            Total Investment Companies
            ( Cost $23,953,831 )................................      23,953,831

TOTAL INVESTMENTS - 107.57%
(Cost $211,798,135**)...........................................     224,687,227

NET OTHER ASSETS AND LIABILITIES - (7.57)%
                                                                     (15,812,886)

TOTAL NET ASSETS - 100.00%
                                                                  $  208,874,341

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $212,029,395.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.24% of total net assets.

(G)  Floating rate or variable rate note. Rate shown is as of April 30, 2005.

(H)  Security purchased on a delayed delivery or when- issued basis.

(I)  Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(N) Security pledged as collateral on purchase of delayed delivery or when-issued security.

(O)  All (or portion of security) on loan.

ADR  American Depository Receipt.

PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

          GROWTH AND INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                         Value (Note 2)
-------                                                        --------------
COMMON STOCKS - 96.62%

        CONSUMER DISCRETIONARY  - 10.52%
 26,600 Belo Corp., Class A.................................   $      623,238
 41,791 Comcast Corp., Class A*.............................        1,341,909
 84,200 Home Depot, Inc.....................................        2,978,154
115,200 McDonald's Corp.....................................        3,376,512
 35,000 Newell Rubbermaid, Inc..............................          760,550
 65,500 Target Corp.........................................        3,039,855
107,100 Time Warner, Inc. *.................................        1,800,351
 68,400 Viacom, Inc., Class B...............................        2,368,008
 93,600 Walt Disney Co......................................        2,471,040
                                                               --------------
                                                                   18,759,617
                                                               --------------

        CONSUMER STAPLES - 7.09%
 32,500 Altria Group, Inc...................................        2,112,175
 21,500 Coca-Cola Co........................................          933,960
 73,400 General Mills, Inc..................................        3,625,960
 27,300 Kimberly-Clark Corp.................................        1,704,885
 21,400 Procter & Gamble Co.................................        1,158,810
145,700 Sara Lee Corp.......................................        3,116,523
                                                               --------------
                                                                   12,652,313
                                                               --------------

        ENERGY -11.99%
 21,000 Anadarko Petroleum Corp.............................        1,533,840
 19,700 Apache Corp.........................................        1,108,913
 37,206 BP PLC, ADR.........................................        2,265,846
 49,966 Chevron Texaco Corp.................................        2,598,232
 25,300 ConocoPhillips......................................        2,652,705
 18,200 Cooper Cameron Corp.*...............................          999,908
 48,300 Devon Energy Corp...................................        2,181,711
 97,200 Exxon Mobil Corp....................................        5,543,316
 20,500 Schlumberger, Ltd...................................        1,402,405
 23,852 Transocean, Inc.*...................................        1,106,017
                                                               --------------
                                                                   21,392,893
                                                               --------------

        FINANCIALS - 25.32%
 85,000 Allstate Corp.......................................        4,773,600
 21,000 American International Group Inc....................        1,067,850
120,184 Bank of America Corp................................        5,413,087
  5,000 Bear Stearns Cos., Inc..............................          473,300
     10 Berkshire Hathaway, Inc., Class A*..................          843,500
147,966 Citigroup, Inc......................................        6,948,484
 19,100 Equity Residential, REIT............................          656,085
 20,000 Freddie Mac.........................................        1,230,400
 88,268 J.P. Morgan Chase & Co..............................        3,132,631
 12,600 Marsh & McLennan Cos., Inc..........................          353,178
 58,400 Morgan Stanley......................................        3,073,008
 57,100 National City Corp..................................        1,939,116
 11,000 Principal Financial Group...........................          429,880
 66,000 Prudential Financial, Inc...........................        3,771,900
 20,000 St. Paul Travelers Cos., Inc........................          716,000
 27,700 SunTrust Banks, Inc.................................        2,017,391
 41,300 U.S. Bancorp........................................        1,152,270
 66,000 Wachovia Corp.......................................        3,377,880
 56,400 Wells Fargo & Co....................................        3,380,616
  6,000 XL Capital, Ltd., Class A...........................          421,800
                                                               --------------
                                                                   45,171,976
                                                               --------------

        HEALTH CARE - 8.70%
 82,100 Baxter International, Inc...........................        3,045,910
 69,400 Bristol-Myers Squibb Co.............................        1,804,400
 21,100 Community Health Systems Inc*.......................          769,095
 49,600 GlaxoSmithKline PLC, ADR............................        2,507,280
 20,800 HCA Inc.............................................        1,161,472
 37,600 Merck & Co., Inc....................................        1,274,640
 46,040 Pfizer Inc..........................................        1,250,907
 15,400 Triad Hospitals, Inc.*..............................          789,250
 29,800 Watson Pharmaceuticals, Inc.*.......................          894,000
 45,200 Wyeth...............................................        2,031,288
                                                               --------------
                                                                   15,528,242
                                                               --------------

        INDUSTRIALS - 10.84%
 40,000 Burlington Northern Santa Fe Corp...................        1,930,000
 45,000 Emerson Electric Co.................................        2,820,150
 84,900 General Electric Co.................................        3,073,380
107,300 Honeywell International, Inc........................        3,837,048
 22,900 Masco Corp..........................................          721,121
 28,000 Textron Inc.........................................        2,109,800
 27,300 United Technologies Corp............................        2,776,956
 72,800 Waste Management, Inc...............................        2,074,072
                                                               --------------
                                                                   19,342,527
                                                               --------------

        Information Technology - 9.75%
 46,500 Applied Materials, Inc.*............................          691,455
 43,600 Automatic Data Processing, Inc......................        1,893,984
 76,242 Computer Associates International, Inc..............        2,050,909
 44,200 Computer Sciences Corp.*............................        1,921,816
 84,600 EMC Corp *..........................................        1,109,952
 14,894 Freescale Semiconductor, Inc., Class B*.............          280,901
108,921 Hewlett-Packard Co..................................        2,229,613
 61,500 Intel Corp..........................................        1,446,480
 32,100 International Business Machines Corp................        2,451,798
134,900 Motorola, Inc.......................................        2,069,366
 50,300 Texas Instruments, Inc..............................        1,255,488
                                                               --------------
                                                                   17,401,762
                                                               --------------

        MATERIALS - 4.56%
 13,200 Air Products & Chemicals, Inc.......................          775,236
 58,000 Alcoa Inc...........................................        1,683,160
 66,000 E.I. du Pont de Nemours & Co........................        3,109,260
 15,400 PPG Industries, Inc.................................        1,040,270
 22,300 Weyerhaeuser Co.....................................        1,530,003
                                                               --------------

                 See accompanying Notes to Financial Statements.

          GROWTH AND INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
                                                                       8,137,929
                                                                  --------------

COMMON STOCKS (CONTINUED)

                TELECOMMUNICATION SERVICES - 4.41%
   50,700       Alltel Corp..................................     $    2,887,872
  102,000       SBC Communications, Inc......................          2,427,600
   21,800       Telefonos de Mexico S.A. de C. V., ADR (O)...            739 020
   50,820       Verizon Communications, Inc..................          1,819,356
                                                                  --------------
                                                                       7,873,848
                                                                  --------------

                UTILITIES - 3.44%
   30,300       Ameren Corp..................................          1,566,510
   34,400       Consolidated Edison, Inc. (O)................          1,488,832
   34,000       FPL Group, Inc...............................          1,387,880
   40,400       Progress Energy, Inc.........................          1,696,396
                                                                  --------------
                                                                       6,139,618
                                                                  --------------

                TOTAL COMMON STOCKS
                (Cost $155,367,643)..........................        172,400,725

INVESTMENT COMPANIES - 3.87%

6,188,397       SSgA Prime Money Market Fund.................          6,188,397
  711,254       State Street Navigator Securities
                Lending Prime Portfolio (I)..................            711,254
                                                                  --------------

                TOTAL INVESTMENT COMPANIES
                (Cost $6,899,651)............................          6,899,651

TOTAL INVESTMENTS - 100.49%
                                                                  --------------
 (Cost $162,267,294**).......................................        179,300,376

NET OTHER ASSETS AND LIABILITIES -(0.49)%
                                                                  --------------
                                                                        (868,890)

TOTAL NET ASSETS - 100.00%
                                                                  --------------
                                                                  $  178,431,486
                                                                  --------------

----------
   * Non-income producing.

  ** Aggregate cost for Federal tax purposes was $163,167,294.

 (I) Represents collateral held in connection with securities lending.

 (O) All (or portion of security) on loan.

 ADR American Depository Receipt.

 PLC Public Limited Company.

REIT Real Estate Investment Trust.

                See accompanying Notes to Financial Statements.

         CAPITAL APPRECIATION FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS - 98.41%

                CONSUMER DISCRETIONARY - 11.75%
   47,650       Brinker International, Inc.*.................     $    1,610,570
   31,600       Carnival Corp................................          1,544,608
   32,000       Home Depot, Inc..............................          1,131,840
   50,600       Kohl's Corp.*................................          2,408,560
  247,500       Liberty Media Corp., Class A*................          2,484,900
   22,100       Target Corp..................................          1,025,661
   72,000       Tiffany & Co.................................          2,170,800
   54,200       Time Warner, Inc.*...........................            911,102
   48,500       Viacom, Inc., Class B........................          1,679,070
   33,000       Walt Disney Co...............................            871,200
                                                                  --------------
                                                                      15,838,311
                                                                  --------------

                CONSUMER STAPLES - 10.29%
   62,800       Coca-Cola Co.................................          2,728,032
   27,000       CVS Corp.....................................          1,392,660
   33,900       Estee Lauder Cos., Inc., Class A.............          1,302,099
   14,800       General Mills, Inc...........................            731,120
   58,800       Kraft Foods, Inc., Class A (O)...............          1,905,708
   41,400       Procter & Gamble Co..........................          2,241,810
   29,100       Sysco Corp...................................          1,006,860
   54,400       Wal-Mart Stores, Inc.........................          2,564,416
                                                                  --------------
                                                                      13,872,705
                                                                  --------------

                ENERGY - 9.70%
   32,950       Apache Corp..................................          1,854,756
   25,800       ChevronTexaco Corp...........................          1,341,600
   28,500       ConocoPhillips...............................          2,988,225
   32,200       Exxon Mobil Corp.............................          1,836,366
   29,100       Marathon Oil Corp............................          1,355,187
   21,200       Noble Corp...................................          1,079,080
   30,400       Weatherford International, Ltd.*.............          1,585,360
   34,266       XTO Energy, Inc..............................          1,033,805
                                                                  --------------
                                                                      13,074,379
                                                                  --------------

                FINANCIALS - 18.86%
   19,000       ACE, Ltd.....................................            816,240
   42,000       American International Group, Inc............          2,135,700
   66,700       Bank of America Corp.........................          3,004,168
   40,600       Bank of New York Co., Inc....................          1,134,364
    8,000       Chubb Corp...................................            654,240
   94,000       Citigroup, Inc...............................          4,414,240
   15,300       Fifth Third Bancorp (O)......................            665,550
   33,800       Freddie Mac..................................          2,079,376
   15,500       Goldman Sachs Group, Inc.....................          1,655,245
   18,800       J.P. Morgan Chase & Co.......................            667,212
   19,800       Marsh & McLennan Cos., Inc...................            554,994
   35,200       Metlife, Inc.................................          1,369,280
   40,100       U.S. Bancorp.................................          1,118,790
   17,900       Wachovia Corp................................            916,122
   42,800       Wells Fargo & Co.............................          2,565,432
   13,300       XL Capital, Ltd., Class A....................            934,990
   10,500       Zions Bancorporation.........................            735,315
                                                                  --------------
                                                                      25,421,258
                                                                  --------------

                HEALTH CARE - 12.84%
   62,200       Abbott Laboratories..........................          3,057,752
  114,200       Applera Corp. - Applied Biosystems Group.....          2,421,040
   37,500       Boston Scientific Corp.*.....................          1,109,250
   18,300       Community Health Systems, Inc.*..............            667,035
   15,700       Genzyme Corp.*...............................            920,177
   30,800       Health Management Associates, Inc. Class A...            761,684
    7,760       Hospira, Inc.*...............................            260,348
   69,100       IMS Health, Inc. (O).........................          1,657,018
   17,500       Johnson & Johnson............................          1,201,025
   30,800       Medlmmune, Inc.*.............................            781,396
   14,900       Merck & Co., Inc.............................            505,110
   42,238       Pfizer, Inc..................................          1,147,607
   37,400       Schering-Plough Corp.........................            780,538
    8,900       Triad Hospitals, Inc.*.......................            456,125
   35,100       Wyeth........................................          1,577,394
                                                                  --------------
                                                                      17,303,499
                                                                  --------------

                INDUSTRIALS - 11.06%
   17,000       CSX Corp.....................................            682,210
   60,400       Dover Corp...................................          2,196,144
   17,700       FedEx Corp...................................          1,503,615
   16,200       General Dynamics Corp........................          1,701,810
   97,700       General Electric Co..........................          3,536,740
   29,400       Honeywell International, Inc.................          1,051,344
   20,500       Illinois Tool Works, Inc.....................          1,718,310
   47,200       Masco Corp...................................          1,486,328
   36,000       Waste Management, Inc........................          1,025,640
                                                                  --------------
                                                                      14,902,141
                                                                  --------------

                INFORMATION TECHNOLOGY - 16.02%
  185,600       ADC Telecommunications, Inc. (O)*............            421,312
   10,900       Affiliated Computer Services, Inc.,
                Class A*.....................................            519,603
   76,400       Altera Corp.*................................          1,583,772
   40,900       Autodesk, Inc.................................         1,301,847
   93,400       Cadence Design Systems, Inc. (O)*............          1,307,600
   63,100       Celestica, Inc. (O)*.........................            725,650
   72,300       Cisco Systems, Inc.*.........................          1,249,344
   46,600       Dell, Inc.*..................................          1,623,078
  104,100       EMC Corp*....................................          1,365,792
   34,860       First Data Corp..............................          1,325,726
    3,588       Freescale Semiconductor, Inc., Class B*......             67,670
   58,700       Hewlett-Packard Co...........................          1,201,589
   25,400       Intel Corp...................................            597,408

                 See accompanying Notes to Financial Statements.

         CAPITAL APPRECIATION FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS (CONTINUED)

                INFORMATION TECHNOLOGY (CONTINUED)
   16,500       International Business Machines Corp.........     $    1,260,270
   30,000       Kla-Tencor Corp..............................          1,170,600
   86,300       Micron Technology, Inc.*.....................            837,973
  127,100       Microsoft Corp...............................          3,215,630
   54,000       Motorola, Inc................................            828,360
   20,400       Novellus Systems, Inc.*......................            477,972
   24,828       Veritas Software Corp.*......................            511,208
                                                                  --------------
                                                                      21,592,404
                                                                  --------------
                MATERIALS - 2.96%
   23,000       Alcoa, Inc...................................            667,460
   37,900       Praxair, Inc.................................          1,774,857
   35,600       Rohm and Haas Co.............................          1,554,296
                                                                  --------------
                                                                       3,996,613
                                                                  --------------
                TELECOMMUNICATION SERVICES - 2.94%
   27,100       BellSouth Corp...............................            717,879
   46,700       CenturyTel, Inc (O)..........................          1,433,223
   62,500       SBC Communications, Inc......................          1,487,500
    9,000       Verizon Communications, Inc..................            322,200
                                                                  --------------
                                                                       3,960,802
                                                                  --------------
                UTILITIES - 1.99%
   65,600       FPL Group, Inc...............................          2,677,792
                                                                  --------------

                TOTAL COMMON STOCKS
                (Cost $121,693,032)..........................        132,639,904

INVESTMENT COMPANIES - 6.09%

2,237,097       SSgA Prime Money Market Fund.................          2,237,097
5,966,972       State Street Navigator Securities
                Lending Prime Portfolio (I)..................          5,966,972
                                                                  --------------

                TOTAL INVESTMENT COMPANIES
                (Cost $8,204,069)............................          8,204,069

TOTAL INVESTMENTS - 104.50%
                                                                  --------------
 (Cost $129,897,101**).......................................        140,843,973

NET OTHER ASSETS AND LIABILITIES - (4.50)%
                                                                  --------------
                                                                      (6,064,581)

TOTAL NET ASSETS - 100.00%
                                                                  --------------
                                                                  $  134,779,392
                                                                  --------------

----------
  * Non-income producing.

 ** Aggregate cost for Federal tax purposes was $130,630,303.

(I) Represents collateral held in connection with securities lending.

(O) All (or portion of security) on loan.

                 See accompanying Notes to Financial Statements.

                MID-CAP FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS - 96.76%

                CONSUMER DISCRETIONARY - 13.98%
    7,200       Abercrombie & Fitch Co., Class A.............     $      388,440
    3,200       Advo, Inc....................................             92,192
   36,500       Belo Corp., Class A..........................            855,195
   15,400       Brinker International, Inc.*.................            520,520
    4,200       Cato Corp., Class A..........................            107,940
    2,500       CEC Entertainment, Inc.*.....................             90,500
   18,100       Darden Restaurants, Inc......................            543,000
    4,400       GameStop Corp., Class B*.....................            102,696
    2,600       Gildan Activewear, Inc.*.....................            109,798
    7,609       Hibbett Sporting Goods, Inc.*................            205,215
   39,500       Interpublic Group of Companies, Inc. (O)*....            507,970
   20,200       Jones Apparel Group, Inc.....................            615,090
   18,600       Linens' N Tilings, Inc. (O)*.................            433,938
   13,600       May Department Stores Co.....................            477,088
    1,300       Heritage Homes Corp.*........................             82,277
    4,000       Modine Manufacturing Co......................            108,320
   43,600       Newell Rubbermaid, Inc.......................            947,428
    7,500       O'Reilly Automotive, Inc.*...................            384,900
   10,300       Outback Steakhouse, Inc......................            416,120
    7,600       Ruby Tuesday, Inc............................            171,000
    4,100       Stage Stores, Inc.*..........................            155,062
   25,900       Talbots, Inc.................................            661,745
   17,100       Tiffany & Co.................................            515,565
    7,400       WCI Communities, Inc.*.......................            207,422
    6,100       Yankee Candle Co., Inc.*.....................            169,519
                                                                  --------------
                                                                       8,868,940
                                                                  --------------

                CONSUMER STAPLES - 4.66%
    5,800       Casey's General Stores, Inc..................             97,904
    8,600       Clorox Co....................................            544,380
   47,300       Hain Celestial Group, Inc. (O)*..............            839,575
   11,500       Herbalife, Ltd.*.............................            173,650
    5,600       Hormel Foods Corp............................            174,384
   15,500       McCormick & Co., Inc.........................            536,145
    8,200       NBTY, Inc.*..................................            174,824
   11,000       Sara Lee Corp................................            235,290
    4,000       Universal Corp...............................            182,600
                                                                  --------------
                                                                       2,958,752
                                                                  --------------

                ENERGY - 9.76%
    6,800       Amerada Hess Corp............................            636,820
    3,200       Arch Coal, Inc. (O)..........................            141,888
    9,900       BJ Services Co...............................            482,625
    4,300       Encore Acquisition Co.*......................            157,896
   17,500       ENSCO International, Inc.....................            570,500
    8,000       EOG Resources, Inc...........................            380,400
   12,300       Forest Oil Corp. (O)*........................            473,919
   12,800       Marathon Oil Corp............................            596,096
   17,400       Pioneer Natural Resources Co.................            707,484
    6,900       Plains Exploration and Production Co.*.......            222,042
   11,500       Smith International, Inc.....................            669,070
   10,600       Valero Energy Corp...........................            726,418
    9,200       Vintage Petroleum, Inc.......................            265,788
    5,300       Whiting Petroleum Corp.*.....................            160,431
                                                                  --------------
                                                                       6,191,377
                                                                  --------------

                FINANCIALS - 24.29%
    4,300       American Capital Strategies, Ltd.............            137,514
   12,400       AmSouth Bancorp..............................            326,368
    6,200       Arthur J. Gallagher & Co.....................            172,608
   16,160       Associated Banc-Corp.........................            499,667
   14,100       Assured Guaranty, Ltd........................            268,746
   11,000       Bear Stearns Cos., Inc.......................          1,041,260
   17,700       Colonial BancGroup, Inc......................            390,462
   11,000       Compass Bancshares, Inc......................            473,220
    4,900       Cousins Properties, Inc., REIT...............            132,300
    4,050       Delphi Financial Group.......................            168,156
    6,700       Equity Residential, REIT.....................            230,145
   18,900       Federated Investors, Inc., Class B...........            537,705
   11,500       First Horizon National Corp. (O).............            477,595
    3,300       First Midwest Bancorp, Inc...................            107,778
   13,800       FirstMerit Corp..............................            338,514
    5,000       IPC Holdings, Ltd............................            188,150
   14,800       Jefferson-Pilot Corp.........................            743,108
    3,500       M&T Bank Corp................................            362,075
    6,400       Maguire Properties, Inc., REIT...............            163,200
   18,800       Marshall & Ilsley Corp.......................            801,632
    2,400       MB Financial, Inc............................             87,288
    9,400       MBIA, Inc....................................            492,372
    7,400       NewAlliance Bancshares, Inc..................             96,940
    9,700       PartnerRe, Ltd...............................            565,316
    7,200       Platinum Underwriters Holdings,
                Ltd. (Bermuda)...............................            213,120
   23,200       Principal Financial Group....................            906,656
   12,600       Protective Life Corp.........................            481,824
    7,000       PS Business Parks, Inc., REIT................            282,520
   14,100       Radian Group, Inc............................            626,463
    4,100       RAIT Investment Trust, REIT..................            111,233
    6,500       Reinsurance Group of America, Inc............            290,680
   17,800       SAFECO Corp..................................            937,526
    8,400       Scottish Re Group Ltd. (O)...................            197,232
    6,400       SL Green Realty Corp., REIT..................            390,400
   13,800       TCF Financial Corp...........................            349,002
    4,100       Texas Regional Bancshares, Inc., Class A.....            114,267
    9,100       Torchmark Corp...............................            486,213
   11,000       U-Store-It Trust, REIT.......................            192,280

                 See accompanying Notes to Financial Statements.

               MID-CAP FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS (CONTINUED)

                FINANCIALS (CONTINUED)
   11,300       Universal American Financial Corp.*..........     $      189,275
    5,200       Ventas, Inc., REIT...........................            140,296
    2,100       Webster Financial Corp.......................             95,445
    2,700       Westamerica Bancorp..........................            134,838
    6,703       Zions Bancorp................................            469,411
                                                                  --------------
                                                                      15,410,800
                                                                  --------------

                HEALTH CARE - 6.94%
    5,100       Amsurg Corp.*................................            132,039
   11,200       Becton, Dickinson and Co.....................            655,424
   11,300       Community Health Care Systems, Inc.*.........            411,885
    2,200       Diagnostic Products Corp.....................            106,700
   13,316       Fisher Scientific International, Inc.*.......            790,704
    8,800       Health Management Associates,
                Inc., Class A................................            217,624
   10,500       Hospira, Inc.*...............................            352,275
   13,100       Idexx Laboratories, Inc.*....................            743,294
   12,600       Omnicare, Inc................................            436,842
    4,200       PolyMedica Corp..............................            130,158
    8,300       Triad Hospitals, Inc.*.......................            425,375
                                                                  --------------
                                                                       4,402,320
                                                                  --------------

                INDUSTRIALS - 13.13%
    6,900       Acuity Brands, Inc...........................            164,979
    9,800       Airtran Holdings, Inc. (O)*..................             81,340
    5,100       Albany International Corp., Class A..........            159,936
   11,100       Avery Dennison Corp..........................            581,085
    4,200       Carlisle Cos., Inc...........................            301,644
   18,900       CSX Corp.....................................            758,457
    2,400       Curtiss-Wright Corp., Class B................            130,128
    2,400       Deswell Industries, Inc. (Hong Kong).........             35,904
    9,025       Genesee & Wyoming, Inc., Class A*............            216,420
    9,000       Ingersoll-Rand Co., Ltd., Class A............            691,830
    3,600       Kadant, Inc.*................................             61,920
   20,200       Manpower, Inc................................            778,710
   12,000       Masco Corp...................................            377,880
    4,700       Mueller Industries, Inc......................            121,730
    6,100       Parker-Hannifin Corp.........................            365,634
    2,500       Quixote Corp. (O)............................             50,325
   17,400       R.R. Donnelley & Sons Co.....................            572,634
   29,900       Republic Services, Inc.......................          1,034,540
    6,400       Simpson Manufacturing Co., Inc...............            172,800
   12,900       Teleflex, Inc. (O)...........................            689,763
    8,700       United Stationers, Inc.*.....................            366,966
   11,100       W.W. Grainger, Inc...........................            613,719
                                                                  --------------
                                                                       8,328,344
                                                                  --------------

                INFORMATION TECHNOLOGY - 7.56%
   12,100       Affiliated Computer Services, Inc.,
                Class A*.....................................            576,807
   27,000       Andrew Corp.*................................            331,290
   19,100       Arrow Electronics, Inc.*.....................            464,894
   53,600       Atmel Corp.*.................................            123,816
    7,900       ATMI, Inc.*..................................            181,029
    8,600       Belden CDT, Inc..............................            157,724
    2,800       Black Box Corp...............................             91,056
    6,400       Computer Sciences Corp.*.....................            278,272
   22,000       Convergys Corp.*.............................            285,120
    6,600       Electronics For Imaging*.....................            108,372
    3,700       Intergraph Corp.*............................            109,409
   22,000       Intersil Corp., Class A......................            384,120
   27,200       LSI Logic Corp. (O)*.........................            145,792
    4,600       MAXIMUS, Inc.................................            141,220
   11,200       McDATA Corp., Class B (O)*...................             32,928
    8,200       Molex, Inc...................................            208,362
    4,400       NAM TAI Electronics, Inc.....................            101,860
   15,900       Reynolds and Reynolds Co., Class A...........            419,283
    3,100       Technitrol, Inc..............................             40,238
   53,600       Tellabs, Inc.*...............................            415,936
    5,300       Varian Semiconductor Equipment
                Associates, Inc. (O)*........................            197,637
                                                                  --------------
                                                                       4,795,165
                                                                  --------------

                MATERIALS - 7.95%
    3,000       Aber Diamond Corp............................             76,350
   17,700       Air Products & Chemicals, Inc................          1,039,521
    3,300       Aptargroup, Inc..............................            159,159
   12,100       Bemis Cos., Inc..............................            333,476
   14,300       Bowater, Inc.................................            464,607
    4,500       Compass Minerals International, Inc..........            108,675
   13,100       Martin Marietta Materials, Inc...............            720,369
    5,700       Meridian Gold, Inc.*.........................             86,868
    7,700       Novelis, Inc.................................            165,550
    7,400       PPG Industries, Inc..........................            499,870
    9,500       Rohm and Haas Co.............................            414,770
   27,700       Smurfit-Stone Container Corp.*...............            363,147
   14,800       Valspar Corp. (O)............................            611,684
                                                                  --------------
                                                                       5,044,046
                                                                  --------------

                TELECOMMUNICATION SERVICES - 0.98%
   20,300       CenturyTel, Inc..............................            623,007
                                                                  --------------

                UTILITIES - 7.51%
   32,000       Alliant Energy Corp..........................            842,880
   15,300       Ameren Corp..................................            791,010
   19,100       Constellation Energy Group, Inc..............          1,003,896
    2,200       New Jersey Resources Corp....................             95,392
   37,200       Pepco Holdings, Inc..........................            806,124
    7,750       PNM Resources, Inc...........................            214,288

                 See accompanying Notes to Financial Statements.

               MID-CAP FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS (CONTINUED)

                UTILITIES (CONTINUED)
    4,500       Weststar Energy, Inc.........................     $      103,050
    3,100       WGL Holdings, Inc............................             93,961
   23,100       Wisconsin Energy Corp........................            814,506
                                                                  --------------
                                                                       4,765,107
                                                                  --------------

                TOTAL COMMON STOCKS
                (Cost $52,980,812)...........................         61,387,858

INVESTMENT COMPANIES - 8.66%

1,953,194       SSgA Prime Money Market Fund.................          1,953,194
3,540,100       State Street Navigator Securities
                Lending Prime Portfolio (I)..................          3,540,100
                                                                  --------------

                TOTAL INVESTMENT COMPANIES
                (Cost $5,493,294)............................          5,493,294

TOTAL INVESTMENTS - 105.42%
                                                                  --------------
 (Cost $58,474,106**)........................................         66,881,152

NET OTHER ASSETS AND LIABILITIES - (5.42)%
                                                                  --------------
                                                                      (3,437,213)

TOTAL NET ASSETS - 100.00%
                                                                  --------------
                                                                  $   63,443,939

----------
   * Non-income producing.

  ** Aggregate cost for Federal tax purposes was $58,491,590.

 (I) Represents collateral held in connection with securities lending.

 (O) All (or portion of security) on loan.

REIT Real Estate Investment Trust.

                 See accompanying Notes to Financial Statements.

           MULTI-CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS - 98.32%

                CONSUMER DISCRETIONARY - 16.95%
    2,560       A.C. Moore Arts & Crafts, Inc. (O)*..........     $       66,586
    5,800       Abercrombie & Fitch Co., Class A.............            312,910
   28,330       Apollo Group, Inc., Class A*.................          2,043,159
    9,300       Chico's FAS, Inc.*...........................            238,359
    9,800       Coach, Inc.*.................................            262,640
   12,130       Comcast Corp., Class A*......................            384,885
    8,400       D.R. Horton, Inc.............................            256,200
    6,900       Education Management Corp.*..................            193,200
    2,600       Electronics Boutique Holdings Corp.*.........            144,898
    4,200       Fastenal Co. (O).............................            224,952
    8,400       GameStop Corp., Class B*.....................            196,056
   23,510       Geox SpA*....................................            205,007
    8,155       Omnicom Group, Inc...........................            676,049
    3,400       Paccar, Inc..................................            230,860
    2,850       Red Robin Gourmet Burgers, Inc. (O)*.........            138,111
    5,400       Ross Stores, Inc.............................            144,288
    1,080       Standard Pacific Corp........................             77,339
    1,470       Strayer Education, Inc.......................            157,702
    6,880       Tempur-Pedic International, Inc. (O)*........            131,339
    3,100       Wynn Resorts, Ltd. (O)*......................            164,114
   36,400       XM Satellite Radio Holdings, Inc.,
                Class A (O)*.................................          1,009,736
                                                                  --------------
                                                                       7,258,390
                                                                  --------------

                CONSUMER STAPLES - 1.43%
   11,300       Procter & Gamble Co..........................            611,895
                                                                  --------------

                ENERGY - 5.64%
    3,100       Arch Coal, Inc...............................            137,454
    3,655       Cabot Oil & Gas Corp.........................            107,603
    5,200       Cameco Corp..................................            202,176
    6,300       EOG Resources, Inc...........................            299,565
    7,460       Halliburton Co...............................            310,261
   17,620       Petro-Canada.................................            977,558
    6,400       Petroleo Brasileiro, S.A., ADR (O)...........            268,352
    3,833       XTO Energy, Inc..............................            115,642
                                                                  --------------
                                                                       2,418,611
                                                                  --------------

                FINANCIALS - 8.10%
    1,110       Affiliated Managers Group (O)*...............             69,408
    1,630       Arch Capital Group, Ltd.*....................             65,184
    9,970       Capital One Financial Corp...................            706,773
    4,700       CB Richard Ellis Group, Inc., Class A*.......            163,325
   61,918       Countrywide Financial Corp...................          2,240,813
    3,150       Legg Mason, Inc..............................            223,209
                                                                  --------------
                                                                       3,468,712
                                                                  --------------

                HEALTH CARE - 19.91%
   22,060       Abbott Laboratories..........................          1,084,470
    6,230       Abgenix, Inc. (O)*...........................             43,423
   10,400       Aetna, Inc...................................            763,048
    3,240       Amylin Pharmaceuticals, Inc. (O)*............             55,080
      400       Arrow International, Inc.  FAS, Inc.*........             13,256
   43,000       AstraZeneca PLC, ADR.........................          1,889,850
    1,780       Atherogenics, Inc. (O)*......................             19,117
    3,000       Cephalon, Inc. (O)*..........................            131,700
    6,300       DaVita, Inc.*................................            253,890
   14,160       Forest Laboratories, Inc.*...................            505,229
    4,210       Hologic, Inc.*...............................            149,792
    4,890       Medicines Co.*...............................            104,401
   30,440       Medtronic, Inc...............................          1,604,188
    3,620       NPS Pharmaceuticals, Inc. (O)*...............             43,983
    5,400       OSI Pharmaceuticals, Inc.*...................            255,609
   44,290       Schering-Plough Corp.........................            924,332
    2,500       Triad Hospitals, Inc.*.......................            128,125
    4,380       WellPoint, Inc.*.............................            559,545
                                                                  --------------
                                                                       8,529,038
                                                                  --------------

                INDUSTRIALS - 10.13%
    2,680       Advisory Board Co.*..........................            109,076
   11,680       Boeing Co....................................            695,194
    2,600       Corporate Executive Board Co.................            170,898
    4,840       Corrections Corp. of America*................            183,194
   14,730       Danaher Corp.................................            745,780
   10,750       DiamondCluster International, Inc.*..........            133,837
    4,590       General Dynamics Corp........................            482,179
   34,580       General Electric Co..........................          1,251,796
    2,300       Gol Linhas Aereas Inteligentes S.A., ADR.....             65,251
    1,800       Jacobs Engineering Group, Inc.*..............             87,678
    8,500       Robert Half International, Inc...............            210,970
    4,400       Rockwell Collins, Inc........................            201,872
                                                                  --------------
                                                                       4,337,725
                                                                  --------------

                INFORMATION TECHNOLOGY - 34.43%
    6,920       Aeroflex, Inc.*..............................             54,876
   11,200       Amdocs, Ltd.*................................            299,152
    4,800       CDW Corp.....................................            262,512
   51,470       Cisco Systems, Inc.*.........................            889,402
    2,800       Cognizant Technology Solutions Corp.,
                Class A*.....................................            117,628
   43,970       Dell, Inc.*..................................          1,531,475
   29,540       eBay, Inc.*..................................            937,304
   36,600       Electronic Arts, Inc.*.......................          1,954,074
    1,940       F5 Networks, Inc.*...........................             83,051
    5,150       Google, Inc., Class A*.......................          1,133,000
   12,600       Jabil Circuit, Inc.*.........................            347,760
    8,100       Lam Research Corp.*..........................            207,765

                 See accompanying Notes to Financial Statements.

           MULTI-CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

  Shares                                                          Value (Note 2)
---------                                                         --------------
COMMON STOCKS (CONTINUED)

                INFORMATION TECHNOLOGY (CONTINUED)
   11,870       Lexmark International, Inc., Class A*........     $      824,371
    1,710       Logitech International S.A., ADR*............             99,095
    8,830       MEMC Electronic Materials, Inc.*.............            103,576
    4,430       Microsemi Corp.*.............................             74,956
   36,440       Microsoft Corp...............................            921,932
    8,700       Monster Worldwide, Inc.*.....................            200,187
    5,810       Navigant Consulting, Inc.*...................            136,361
    1,800       NAVTEQ Corp.*................................             65,556
    8,500       Network Appliance, Inc.*.....................            226,355
   19,810       Opsware, Inc. (O)*...........................             94,692
    7,600       Pixar*.......................................            347,624
    6,820       Red Hat, Inc.*...............................             73,315
   10,500       Research In Motion, Ltd.*....................            676,305
   11,910       Salesforce.com, Inc. (O)*....................            172,457
   10,000       SanDisk Corp.*...............................            237,000
    5,500       Semtech Corp.*...............................             92,895
    8,625       Take-Two Interactive Software, Inc. (O)*.....            202,946
    7,460       THQ, Inc. (O)*...............................            188,141
    5,400       VeriFone Holdings, Inc.*.....................             56,454
    2,190       Websense, Inc.*..............................            116,179
   58,440       Yahoo!, Inc.*................................          2,016,764
                                                                  --------------
                                                                      14,745,160
                                                                  --------------

                TELECOMMUNICATION SERVICES - 1.73%
   27,230       American Tower Corp., Class A*...............            469,173
   16,790       Crown Castle International Corp.*............            270,823
                                                                  --------------
                                                                         739,996
                                                                  --------------

                TOTAL COMMON STOCKS
                (Cost $39,007,688)...........................         42,109,527

INVESTMENT COMPANIES - 8.96%

    1,000       Oil Service HOLDRs Trust (O).................             89,030
  867,229       SSgA Prime Money Market Fund.................            867,229
2,878,689       State Street Navigator Securities
                Lending Prime Portfolio (I)..................          2,878,689
                                                                  --------------

                TOTAL INVESTMENT COMPANIES
                (Cost $3,842,187)............................          3,834,948

TOTAL INVESTMENTS - 107.28%
                                                                  --------------
 (Cost $42,849,875**)........................................         45,944,475

NET OTHER ASSETS AND LIABILITIES - (7.28)%
                                                                  --------------
                                                                      (3,116,118)

TOTAL NET ASSETS - 100.00%
                                                                  --------------
                                                                  $   42,828,357

----------
  * Non-income producing.

 ** Aggregate cost for Federal tax purposes was $42,942,484.

(I) Represents collateral held in connection with securities lending.

(0) All (or portion of security) on loan.

ADR American Depository Receipt.

PLC Public Limited Company.

                 See accompanying Notes to Financial Statements.

         INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                             Value (Note 2)
------                                                             --------------
COMMON STOCKS - 93.94%

            AUSTRALIA - 0.61%
  9,621     A.B.C. Learning Centres, Ltd. .................         $   41,720
 18,300     James Hardie Industries N.V. ..................             80,578
 27,552     John Fairfax Holdings, Ltd. ...................             82,247
 57,296     Macquarie Infrastructure Group.................            163,852
                                                                    ----------
                                                                       368,397
                                                                    ----------
            AUSTRIA - 0.22%
  2,700     Erste Bank der Oesterreichischen
            Sparkassen AG...................................            130,948
                                                                    ----------
            BRAZIL - 1.56%
  2,400     Cia Brasileira de Distribuicao Pao
            de Acucar, ADR.................................             48,240
  3,000     Brasil Telecom Participacoes S.A., ADR.........             98,070
  3,300     Cia de Bebidas das Americas, ADR...............             89,430
  3,400     Companhia de Concessoes Rodoviarias............             71,113
  6,000     Cia Vale do Rio Doce, ADR......................            161,700
 22,500     Cia Paranaense de Energia, ADR.................            117,225
  2,300     Empressa Brasileira de Aeronautica S.A., ADR...             66,332
  4,600     Grendene S.A. .................................             30,860
  4,200     Petroleo Brasileiro, S.A., ADR.................            176,106
  8,100     Souza Cruz S.A. ...............................             93,818
                                                                    ----------
                                                                       952,894
                                                                    ----------
            CHILE - 0.14%
  3,300     AFP Provida S.A., ADR..........................             82,995
                                                                    ----------
            CHINA - 0.26%
  1,360     CNOOC Ltd., ADR................................             73,195
128,000     People's Food  Holdings, Ltd. .................             84,903
                                                                    ----------
                                                                       158,098
                                                                    ----------
            CROATIA - 0.09%
  5,000     Pliva D.D., GDR(C).............................             55,950
                                                                    ----------
            EGYPT - 0.70%
 18,005     Commercial International Bank, GDR (C).........            141,339
  4,265     Orascom Construction Industries................             97,068
  2,300     Orascom Telecom Holding S.A.E.*................            188,199
                                                                    ----------
                                                                       426,606
                                                                    ----------

            FINLAND - 3.97%
  9,000     Amer Sports Corp. .............................            149,402
100,200     Nokia OYJ......................................          1,607,485
  6,000     Nokian Renkaat OYJ.............................            100,632
  9,000     Sampo OYJ......................................            125,986
 27,700     Stora Enso OYJ.................................            368,903
  2,200     Tietoenator OYJ................................             66,785
                                                                    ----------
                                                                     2,419,193
                                                                    ----------
            FRANCE - 10.38%
  3,000     Carbone Lorraine. *............................            139,787
 12,500     Carrefour S.A. ................................            609,845
 27,427     Credit Agricole S.A. ..........................            712,888
  7,700     France Telecom S.A. ...........................            226,279
  6,200     Lagardere S.C.A. ..............................            450,116
  3,000     Neopost S.A. ..................................            251,914
 12,245     Sanofi-Aventis.................................          1,088,513
  6,900     Schneider Electric S.A. .......................            498,717
  6,800     Total S.A. ....................................          1,514,929
 28,100     Vivendi Universal S.A. *.......................            838,075
                                                                    ----------
                                                                     6,331,063
                                                                    ----------
            GERMANY - 8.39%
  9,900     Commerzbank AG *...............................            218,218
 54,000     Deutsche Telekom AG............................          1,013,088
  8,700     E. ON AG.......................................            736,157
  1,400     Fielmann AG....................................             95,641
    620     Puma AG Dassler Sport Rudolf...................            143,247
  2,100     Rheinmetall AG.................................            106,009
 12,900     Schering AG....................................            854,827
 14,300     Siemens AG.....................................          1,052,334
  3,211     Techem AG *....................................            133,066
 18,300     Volkswagen AG..................................            764,997
                                                                    ----------
                                                                     5,117,584
                                                                    ----------
            GREECE - 0.35%
  4,790     OPAP S.A. .....................................            125,858
  5,000     Piraeus Bank S.A. .............................             84,657
                                                                    ----------
                                                                       210,515
                                                                    ----------

            HONG KONG - 1.04%
 56,500     China Netcom Group Hong Kong, Ltd. *...........             76,275
 32,100     Esprit Holdings, Ltd. .........................            240,313
 72,000     Hutchison Telecommunications International,
            Ltd. *.........................................             68,450
172,000     Pacific Basin Shipping, Ltd. ..................             77,081
205,000     Texwinca Holdings, Ltd. .......................            171,226
                                                                    ----------
                                                                       633,345
                                                                    ----------

            HUNGARY - 0.30%
    680     Gedeon Richter Rt..............................             82,896
  1,200     MOL Magyar Olaj-es Gazipari Rt.................             99,046
                                                                    ----------
                                                                       181,942
                                                                    ----------

            INDIA - 1.09%
  6,100     Hero Honda Motors, Ltd. .......................             70,655
  3,750     Hindalco Industries, Ltd. .....................            102,383
 22,100     Hindustan Lever, Ltd. .........................             69,938
 11,400     Reliance Industries, Ltd. .....................            138,398
 14,300     Satyam Computer Services, Ltd. ................            131,578
 11,400     State Bank of India, Ltd. .....................            153,370
                                                                    ----------
                                                                       666,322
                                                                    ----------

                 See accompanying Notes to Financial Statements.

          INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                               Value (Note 2)
------                                                               --------------
COMMON STOCKS (CONTINUED)

            INDONESIA - 0.34%
 11,500     Telekomunikasi Indonesia Tbk PT, ADR..............        $   207,230
                                                                      -----------

            IRELAND - 1.89%
 15,326     Anglo Irish Bank Corp. PLC........................            177,602
 26,000     Bank of Ireland...................................            394,039
 17,887     CRHP LC...........................................            446,080
  6,000     DCC PLC...........................................            134,046
                                                                      -----------
                                                                        1,151,767
                                                                      -----------

            ISRAEL - 0.22%
 39,700     Bank Hapoalim, Ltd. ..............................            136,554
                                                                      -----------

            ITALY - 1.90%
  1,800     Davide Campari-Milano SpA.........................            128,032
 35,800     ENI SpA...........................................            902,608
  3,700     Lottomatica SpA...................................            126,028
                                                                      -----------
                                                                        1,156,668
                                                                      -----------

            JAPAN - 16.69%
  3,900     Acorn Co., Ltd. ..................................            251,749
  4,050     Aiful Corp. ......................................            303,330
  1,325     Aiful Corp (S)....................................             96,863
 11,000     Chiyoda Corp. ....................................            124,024
  3,200     Credit Saison Co., Ltd. ..........................            109,773
  3,000     Daito Trust Construction Co., Ltd. ...............            120,474
  1,400     Don Quijote Co., Ltd. ............................             85,689
    150     eAccess, Ltd. ....................................            115,666
     73     East Japan Railway Co. ...........................            381,042
 10,300     Fanuc, Ltd. ......................................            610,915
124,300     Fujitsu, Ltd. ....................................            687,536
  5,000     Hisamitsu Pharmaceutical Co., Inc. ...............            133,775
  4,100     Hoya Corp.........................................            429,784
 20,000     Joyo Bank, Ltd. ..................................            100,319
  5,000     JSR Corp. ........................................            101,233
  7,700     Leopalace21 Corp..................................            118,411
 11,700     Murata Manufacturing Co., Ltd. ...................            583,563
  4,600     NEC Electronics Corp. ............................            208,345
 50,000     Nomura Holdings, Inc. ............................            637,220
    277     NTT DoCoMo, Inc. .................................            429,220
  7,800     OSG Corp. ........................................            109,796
  3,000     Rinnai Corp.......................................             77,004
 13,000     Sanyo Shokai, Ltd. ...............................             74,854
  2,400     Secom Techno Service Co., Ltd. ...................             86,019
 11,900     Shin-Etsu Chemical Co., Ltd. .....................            441,201
 74,000     Shinsei Bank, Ltd. ...............................            402,641
 11,400     Sony Corp. .......................................            421,425
 61,000     Sumitomo Trust & Ltd Banking Co. .................            382,726
 14,000     Suruga Bank, Ltd. ................................            122,327
 15,100     Takeda Pharmaceutical Co., Ltd. ..................            737,335
161,000     Tokyo Gas Co., Ltd. ..............................            646,904
 20,800     Toyota Motor Corp.................................            758,910
  6,000     Uniden Corp. .....................................            121,128
  1,500     USS Co., Ltd. ....................................            118,946
     30     Yoshinoya D&C Co., Ltd. ..........................             47,883
                                                                      -----------
                                                                       10,178,030
                                                                      -----------

            LUXEMBOURG - 0.15%
 12,700     Stolt Offshore S.A. *.............................             93,358
                                                                      -----------

            MEXICO - 0.96%
 23,900     America Telecom, S.A. de C.V, Series A * .........             64,451
  1,370     Fomento Economico Mexicano S.A. de C.V., ADR......             69,938
  1,600     Grupo Televisa, S.A., ADR.........................             89,888
 18,600     Kimberly-Clark de Mexico, S.A. de C.V. Class A....              52,860
  5,100     Telefonos de Mexico S.A. de C.V., ADR.............            172,890
 28,100     Urbi Desarrollos Urbanos S.A. de C.V.*............            136,900
                                                                      -----------
                                                                          586,927
                                                                      -----------

            MOROCCO -0.14%
  8,500     Maroc Telecom *...................................             82,892
                                                                      -----------

            NETHERLANDS - 5.08%
  2,740     Boskalis Westminster..............................            100,516
  1,648     Fugro N.V. .......................................            153,748
 17,621     Heineken N.V. ....................................            562,108
  3,273     Hunter Douglas N.V. ..............................            157,782
  1,082     SBM Offshore N.V. ................................             70,605
  2,800     Imtech N.V. ......................................             93,680
 23,863     Koninklijke Philips Electronics N.V. .............            597,545
 20,800     Royal Dutch Petroleum Co. ........................          1,217,834
  4,678     United Services Group N.V. .......................            144,795
                                                                      -----------
                                                                        3,098,613
                                                                      -----------

            NORWAY - 1.08%
  5,500     Ekornes ASA.......................................            109,070
 26,100     Statoil ASA.......................................            461,975
  8,400     Tandberg ASA......................................             86,157
                                                                      -----------
                                                                          657,202
                                                                      -----------

            PERU -0.13%
  4,500     Credicorp, Ltd. ..................................             78,075
                                                                      -----------

            PHILIPPINES - 0.10%
  2,400     Philippine Long Distance Telephone, ADR...........             61,848
                                                                      -----------

                 See accompanying Notes to Financial Statements.

          INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                            Value (Note 2)
------                                                            --------------
COMMON STOCKS (CONTINUED)

            RUSSIA - 0.63%
  3,100     AFK Sistema, GDR (C) * ........................        $    48,050
  1,155     LUKOIL, ADR ...................................            157,311
  4,000     Mobile Telesystems, ADR .......................            134,400
  2,700     Wimm-Bill-Dann Foods OJSC, ADR * ..............             46,791
                                                                   -----------
                                                                       386,552
                                                                   -----------

            SINGAPORE - 0.86%
 64,000     Overseas Chinese Banking Corp. ................            526,363
                                                                   -----------

            SOUTH AFRICA - 1.62%
  2,700     Edgars Consolidated Stores, Ltd. ..............            111,895
  1,950     Impala Platinum Holdings, Ltd. ................            162,316
 10,000     Kumba Resources, Ltd. .........................             98,934
 65,900     Old Mutual PLC ................................            159,222
 31,300     Sanlam, Ltd. ..................................             59,333
  9,300     Sappi, Ltd. ...................................             92,657
  6,100     Sasol, Ltd. ...................................            143,216
 75,296     Steinhoff International Holdings, Ltd. ........            160,191
                                                                   -----------
                                                                       987,764
                                                                   -----------

            SOUTH KOREA - 3.09%
  2,600     Daewoo Shipbuilding & Marine
            Engineering Co., Ltd., GDR (C) ................             92,829
  2,050     GS Engineering & Construction Corp. ...........             61,631
    850     Hite Brewery Co., Ltd. ........................             78,519
  1,800     Hyundai Motor Co. .............................             98,203
  6,400     Kangwon Land, Inc. ............................             89,955
  6,086     Kookmin Bank ..................................            258,143
  4,140     KT Corp., ADR .................................             83,587
  2,000     LG Chem, Ltd. .................................             76,228
  1,100     LG Electronics, Inc. ..........................             73,907
  2,900     LG Household & Health Care, Ltd. ..............             95,697
  2,900     LG.Philips LCD Co., Ltd., ADR * ...............             67,135
    440     POSCO .........................................             79,732
    500     POSCO, ADR ....................................             22,765
  1,619     Samsung Electronics Co., Ltd., GDR (C) ........            365,085
  1,374     Samsung Fire & Marine Insurance Co., Ltd. .....             93,976
    720     Samsung SDI Co., Ltd. .........................             70,808
    570     SK Telecom Co., Ltd. ..........................             93,675
  4,039     SK Telecom Co., Ltd., ADR .....................             78,599
                                                                   -----------
                                                                     1,880,474
                                                                   -----------

            SPAIN - 0.77%
  4,000     Abengoa, S.A. .................................             43,091
  8,500     Corp Mapfre S.A. ..............................            127,020
  8,600     Indra Sistemas, S.A. ..........................            149,407
  6,900     Prosegur, CIA de Seguridad S.A. ...............            152,149
                                                                   -----------
                                                                       471,667
                                                                   -----------

            SWEDEN - 0.56%
  5,060     Elekta AB * ...................................            178,297
  7,200     Getinge AB ....................................            103,695
  5,100     Swedish Match AB ..............................             60,412
                                                                   -----------
                                                                       342,404
                                                                   -----------

            SWITZERLAND - 7.42%
 13,900     Compagnie Financiere Richemont AG, Class A ....            415,941
 26,470     Credit Suisse Group * .........................          1,119,173
    320     Edipresse S.A. ................................            179,404
    100     Geberit AG ....................................             67,403
  3,500     Nestle S.A. ...................................            923,158
 22,400     Novartis AG ...................................          1,094,868
 10,900     Swiss Reinsurance .............................            725,945
                                                                   -----------
                                                                     4,525,892
                                                                   -----------

            TAIWAN - 1.05%
 43,624     Advantech Co., Ltd. ...........................            101,990
 65,122     Chinatrust Financial Holding Co. ..............             74,859
      0     Compal Electronics, Inc., GDR .................                  1
  7,500     Delta Electronics, Inc., GDR (C) * ............             59,959
 91,000     Fubon Financial Holding Co., Ltd. .............             82,816
 32,197     HON HAI Precision Industry Co., Ltd. ..........            154,015
101,000     Taiwan Semiconductor Manufacturing Co., Ltd. ..            168,796
                                                                   -----------
                                                                       642,436
                                                                   -----------
            THAILAND - 0.12%
100,100     Thai Union Frozen Products Public Co., Ltd. ...             73,584
                                                                   -----------

            TURKEY - 0.32%
 22,371     Akbank T.A.S. .................................            107,744
  5,700     Turkcell Iletisim Hizmetleri A.S., ADR ........             88,692
                                                                   -----------
                                                                       196,436
                                                                   -----------
            UNITED KINGDOM - 19.57%
 93,100     Barclays PLC ..................................            961,336
 66,700     BP PLC ........................................            681,147
 52,200     Brit Insurance Holdings PLC ...................             77,612
  9,321     Bunzl PLC .....................................             91,194
 65,800     Cadbury Schweppes PLC .........................            663,310
  6,700     Carpetright PLC ...............................            111,606
 10,475     Cattles PLC ...................................             60,891
  7,520     Cobham PLC ....................................            186,359
 78,100     Diageo PLC ....................................          1,159,164
  7,900     Enterprise Inns PLC ...........................            110,290
 32,100     GlaxoSmithKline PLC ...........................            810,025
 15,200     Halfords Group PLC ............................             79,590
 77,630     HSBC Holdings PLC .............................          1,244,053
 21,700     Imperial Tobacco Group PLC ....................            622,441

                See accompanying Notes to Financial Statements.

          INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                                             Value (Note 2)
------                                                             --------------
    12,300  Intertek Group PLC ............................            179,062

COMMON STOCKS (CONTINUED)

            UNITED KINGDOM (CONTINUED)
    52,560  Kesa Electricals PLC ..........................        $   267,616
     5,339  Man Group PLC .................................            124,634
    99,700  Marks and Spencer Group PLC ...................            645,224
     9,300  Northgate PLC .................................            145,040
     8,300  Premier Oil PLC * .............................             87,305
    56,800  Prudential PLC ................................            513,524
    66,231  Regus Group PLC * .............................            138,680
   153,200  Rentokil Initial PLC ..........................            460,893
    37,100  Royal Bank of Scotland Group PLC ..............          1,122,198
     8,600  Signet Group PLC, ADR .........................            168,818
     9,500  Trinity Mirror PLC ............................            116,152
    93,100  Unilever PLC ..................................            888,383
    11,900  William Hill PLC ..............................            122,840
    12,700  Wimpey George PLC .............................             95,092
                                                                   -----------
                                                                    11,934,479
                                                                   -----------

            VENEZUELA - 0.15%
     4,734  Cia Anonima Nacional Telefonos
            de Venezuela - CANTV ..........................             90,609
                                                                   -----------

            TOTAL COMMON STOCKS
            (Cost $48,227,116 ) ...........................         57,283,676

COMMON STOCK UNIT - 0.18%

            IRELAND - 0.18%
     9,500  Grafton Group PLC * ...........................            106,895
                                                                   -----------

            TOTAL COMMON STOCK UNIT
            (Cost $88,315 ) ...............................            106,895

PREFERRED STOCKS - 1.37%

            BRAZIL - 0.69%
   295,100  Caemi Mineracao e Metalurgica S.A. ............            224,761
     5,000  Telemar Norte Leste S.A. ......................            109,491
     4,300  Usinas Siderurgicas de Minas Gerais S.A. ......             84,846
                                                                   -----------
                                                                       419,098
                                                                   -----------

            GERMANY - 0.68%
       569  Porsche AG ....................................            369,706
     2,500  ProSiebenSat.1 Media AG * .....................             43,108
                                                                   -----------
                                                                       412,814
                                                                   -----------

            TOTAL PREFERRED STOCKS
            (Cost $541,198)                                            831,912

PREFERRED STOCK UNIT - 0.15%

            BRAZIL - 0.15%
     3,200  All America Latina Logistica S.A. .............        $    92,199
                                                                   -----------
            TOTAL PREFERRED STOCK UNIT
            (Cost $88,602) ................................             92,199

WARRANTS  AND  RIGHTS  - 0.00%

            JAPAN - 0.00%
       240  Belluna Co., Ltd. (L) * .......................                  0
                                                                   -----------

            TOTAL WARRANTS AND RIGHTS
            (Cost $227) ...................................                  0

Par Value

 CERTIFICATE OF DEPOSIT - 3.51%
$2,139,147  State Street Eurodollar
            1.550%, due 5/02/05............................          2,139,147
                                                                   -----------

            TOTAL CERTIFICATE OF DEPOSIT
            (Cost $2,139,147) .............................          2,139,147

 TOTAL INVESTMENTS  - 99.15%
 ( Cost $51,084,605** )....................................         60,453,829

 NET OTHER ASSETS AND LIABILITIES  - 0.85%

                                                                       520,993

 TOTAL NET ASSETS  - 100.00%

                                                                   $60,974,822

*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $51,155,635.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

(S) Shares received from stock split. Until pay date the shares received from the stock split will price differently.

ADR   American Depository Receipt.

GDR   German Depository Receipt.

PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

OTHER INFORMATION:
INDUSTRY CONCENTRATION AS A
PERCENTAGE OF NET ASSETS

                                          % OF NET ASSETS
                                          ---------------
Banks...................................       14.2%
Oil & Gas...............................       10.3%
Drugs & Health Care.....................        8.5%
Food & Beverages........................        7.8%
Communication Services..................        6.0%
Telecommunications......................        5.0%
Net Other Assets less Liabilities.......        4.4%
Retail..................................        4.2%
Electronics.............................        3.9%
Financial Services......................        3.5%
Automobiles.............................        3.4%
Insurance...............................        3.1%
Manufacturing...........................        2.6%
Computers & Business Equipment..........        2.3%
Business Services.......................        1.8%
Household Appliances & Home
Furnishings.............................        1.8%
Mining..................................        1.5%
Electric Utilities......................        1.4%
Industrial Machinery....................        1.3%
Tobacco.................................        1.3%
Chemicals...............................        1.1%
Electrical Equipment....................        1.0%
Leisure Time............................        1.0%
Building Construction...................        0.9%
Railroads & Equipment...................        0.9%
Construction & Mining Equipment.........        0.8%
Apparel & Textiles......................        0.7%
Forest Products.........................        0.6%
Real Estate.............................        0.6%
Computer Software/Services..............        0.5%
Aerospace...............................        0.4%
Auto Parts..............................        0.3%
Conglomerates...........................        0.3%
Publishing..............................        0.3%
Transportation..........................        0.3%
Turnpikes & Toll Roads..................        0.3%
Construction Materials..................        0.2%
Household Products......................        0.2%
Hotels & Restaurants....................        0.2%
Internet................................        0.2%
Machinery/Equipment.....................        0.2%
Paper...................................        0.2%
Commercial/Consumer Services............        0.1%
Cosmetics & Toiletries..................        0.1%
School..................................        0.1%
Shipbuilding............................        0.1%
Television..............................        0.1%
Diversified.............................        0.0%*
                                              -----
                                              100.0%
                                              =====

*Rounds to 0.0%

                 See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

                                                           CASH RESERVES        BOND          HIGH INCOME
                                                               FUND             FUND              FUND
                                                           ------------     -------------     ------------
ASSETS:
Investments:
 Investments at cost                                       $ 18,892,506     $ 123,012,852     $ 75,678,712
 Net unrealized appreciation (depreciation)                          --         1,767,210         (275,429)
                                                           ------------     -------------     ------------
  Total investments at value                                 18,892,506       124,780,062       75,403,283
 Foreign currency (Cost of $428,894) (Note 2)                        --                --               --
Receivables:
 Investments sold                                                    --                --        2,196,576
 Fund shares sold                                                26,439            36,533           61,583
 Dividends and interest                                          16,574         1,133,168        1,443,992
 Due from Advisor, net                                              969                --               --
Prepaid insurance and registration fees                             221             1,462              685
Other assets                                                     13,736            16,167           18,300
                                                           ------------     -------------     ------------
 Total Assets                                                18,950,445       125,967,392       79,124,419
                                                           ------------     -------------     ------------
LIABILITES:
Payable to custodian                                                 --                --            1,912
Payables:
 Investments purchased                                               --         3,421,422          166,483
 Fund shares repurchased                                         37,569           161,373          115,960
 Due to Advisor, net                                                 --            31,043           12,414
 Upon return of securities loaned                                    --         8,211,190       11,242,477
 Administration and transfer agent fees                           1,727            18,154            6,403
 Distribution fees - Class B                                      4,382            31,853           13,880
 Shareholder servicing fees                                          --            23,238           14,022
 Trustees' fees                                                      92               128              111
Accrued expenses and other payables                               5,618            26,374          115,534
                                                           ------------     -------------     ------------
 Total Liabilities                                               49,388        11,924,775       11,689,196
                                                           ------------     -------------     ------------
NET ASSETS                                                 $ 18,901,057     $ 114,042,617     $ 67,435,223
                                                           ------------     -------------     ------------
NET ASSETS CONSIST OF:
 Paid-in capital                                           $ 18,900,119     $ 113,160,947     $ 72,497,404
 Accumulated undistributed
   net investment income (loss)                                     938           (28,388)         134,797
 Accumulated net realized gain (loss) on investments
   sold and foreign currency related transactions                    --          (857,152)      (4,921,547)
 Net unrealized appreciation (depreciation) of investments
 (including appreciation (depreciation) of foreign
 currency related transactions)                                      --         1,767,210         (275,431)
                                                           ------------     -------------     ------------
NET ASSETS                                                 $ 18,901,057     $ 114,042,617     $ 67,435,223
                                                           ------------     -------------     ------------
CLASS A SHARES:
 Net Assets                                                $ 11,795,274     $  61,863,591     $ 45,128,230
 Shares of beneficial interest outstanding                   11,817,145         6,149,281        6,207,110
 NET ASSET VALUE and redemption price per share(1)         $       1.00     $       10.06     $       7.27
 Sales charge of offering price(2)                                 0.06              0.50             0.36
                                                           ------------     -------------     ------------
 Maximum offering price per share                          $       1.06     $       10.56     $       7.63
                                                           ------------     -------------     ------------
CLASS B SHARES:
 Net Assets                                                $  7,105,783     $  52,179,026     $ 22,306,993
 Shares of beneficial interest outstanding                    7,120,753         5,185,103        3,058,144
 NET ASSET VALUE and redemption price
  per share(1)                                             $       1.00     $       10.06     $       7.29
                                                           ------------     -------------     ------------

(1) Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge and/ or redemption fee.

                See accompanying Notes to Financial Statements.

  BALANCED        GROWTH AND       CAPITAL APP.      MID-CAP        MULTI-CAP      INTERNATIONAL
   FUND          INCOME FUND          FUND            FUND         GROWTH FUND      STOCK FUND
-------------   --------------    -------------    ------------    ------------    -------------
$ 211,798,135   $  162,267,294    $ 129,897,101    $ 58,474,106    $ 42,849,875    $  51,084,605
   12,889,092       17,033,082       10,946,872       8,407,046       3,094,600        9,369,224
-------------   --------------    -------------    ------------    ------------    -------------
  224,687,227      179,300,376      140,843,973      66,881,152      45,944,475       60,453,829
           --               --               --              --              --          430,319
           --               --               --         834,931         325,085          214,220
       43,211           54,118           48,432          48,691          46,793           60,428
      871,560          265,641          156,487          32,332          15,551          235,689
           --               --               --              --              --               --
        2,186            1,785            1,473             624             387              508
       18,078           15,433           14,763          16,224          15,787           13,276
-------------   --------------    -------------    ------------    ------------    -------------
  225,622,262      179,637,353      141,065,128      67,813,954      46,348,078       61,408,269
-------------   --------------    -------------    ------------    ------------    -------------
           --               --               --              --              --               --
    2,092,374               --               --         644,379         560,181          314,867
      319,161          301,289          143,387         108,295          43,001           39,367
       93,291           57,185           57,418          33,537           5,822           41,753
   14,079,966          711,254        5,966,972       3,540,100       2,878,689               --
       30,614           34,069           36,224          11,072           9,582            6,322
       64,496           50,683           37,666          13,169           8,215            5,705
       46,477           36,937           28,167          13,268           8,801           12,639
           --               --                5             350              --               --
       21,542           14,450           15,897           5,845           5,430           12,794
-------------   --------------    -------------    ------------    ------------    -------------
   16,747,921        1,205,867        6,285,736       4,370,015       3,519,721          433,447
-------------   --------------    -------------    ------------    ------------    -------------
$ 208,874,341   $  178,431,486    $ 134,779,392    $ 63,443,939    $ 42,828,357    $  60,974,822
-------------   --------------    -------------    ------------    ------------    -------------

$ 205,723,671   $  187,151,425    $ 150,927,062    $ 52,210,455    $ 59,343,686    $  53,793,678
      (36,835)         544,808          395,014         (43,096)        (41,089)         149,194
   (9,701,587)     (26,297,829)     (27,489,556)      2,869,534     (19,568,840)      (2,342,350)

   12,889,092       17,033,082       10,946,872       8,407,046       3,094,600        9,374,300
-------------   --------------    -------------    ------------    ------------    -------------
$ 208,874,341   $  178,431,486    $ 134,779,392    $ 63,443,939    $ 42,828,357    $  60,974,822
-------------   --------------    -------------    ------------    ------------    -------------
$ 104,380,728   $   97,265,427    $  74,984,702    $ 42,519,536    $ 29,596,461    $  51,706,265
    8,687,038        7,686,468        5,706,307       3,305,681       6,116,793        4,485,617
$       12.02   $        12.65    $       13.14    $      12.86    $       4.84    $       11.53
         0.73             0.77             0.80            0.78            0.30             0.70
-------------   --------------    -------------    ------------    ------------    -------------
$       12.75   $        13.42    $       13.94    $      13.64    $       5.14    $       12.23
-------------   --------------    -------------    ------------    ------------    -------------
$ 104,493,613   $   81,166,059    $  59,794,690    $ 20,924,403    $ 13,231,896    $   9,268,557
    8,688,253        6,502,847        4,790,711       1,669,280       2,841,968          812,340
$       12.03   $        12.48    $       12.48    $      12.53    $       4.66    $       11.41
-------------   --------------    -------------    ------------    ------------    -------------

(2) Sales charge of offering price is 5.75% for the Cash Reserves, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Multi-Cap Growth, and International Stock Funds; and 4.75% for the Bond and High Income Funds.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED)

                                                      CASH RESERVES      BOND       HIGH INCOME
                                                           FUND          FUND          FUND
                                                      -------------   ----------   -------------
INVESTMENT INCOME:
 Interest                                             $     215,994   $2,633,346   $   2,542,578
 Dividends                                                        -            -          17,624
  Less: Foreign taxes withheld                                    -            -            (704)
 Securities lending income                                        -       12,590          23,041
                                                      -------------   ----------   -------------
  Total investment income                                   215,994    2,645,936       2,582,539
                                                      -------------   ----------   -------------

EXPENSES:
Management fees                                              37,560      280,839         189,316
Administration and transfer agent fees                       21,893      108,102          72,254
Registration expenses                                        10,552       10,240          11,265
Custodian and accounting fees                                 7,579       15,587          41,951
Professional fees                                             8,575       13,691          14,757
Reports to shareholder expense                                1,995       13,193           8,173
Trustees' fees                                                  774        4,394           2,693
Distribution fees - Class B                                  28,440      198,552          87,010
Shareholder servicing fees - Class A                              -       74,236          57,050
Shareholder servicing fees - Class B                              -       66,184          29,003
Other expenses                                                  436        3,305           2,446
                                                      -------------   ----------   -------------
  Total expenses before reimbursement/waiver                117,804      788,323         515,918
  Less reimbursement/waiver                                 (37,710)     (86,327)        (84,740)
                                                      -------------   ----------   -------------
  Total expenses net of reimbursement/waiver                 80,094      701,996         431,178
                                                      -------------   ----------   -------------
NET INVESTMENT INCOME (LOSS)                                135,900    1,943,940       2,151,361
                                                      -------------   ----------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments (including
  net realized gain on foreign currency
  related transactions)                                           -       94,942         610,458
Net change in unrealized appreciation (depreciation)
  on investments (including a net unrealized
  appreciation (depreciation) on foreign currency
  related transactions)                                           -   (1,205,604)     (3,398,313)
                                                      -------------   ----------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                                    -   (1,110,662)     (2,787,855)
                                                      -------------   ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                       $     135,900   $  833,278   $    (636,494)
                                                      -------------   ----------   -------------

                 See accompanying Notes to Financial Statements.

 BALANCED      GROWTH AND     CAPITAL APP.     MID-CAP       MULTI-CAP     INTERNATIONAL
   FUND        INCOME FUND       FUND           FUND        GROWTH FUND     STOCK FUND
-----------    -----------    ------------   -----------    -----------    -------------
$ 1,712,200    $    61,843    $    32,901    $    26,192    $    16,693    $      10,272
  1,590,724      2,092,359      1,439,123        488,145        248,526          901,064
     (8,843)       (10,311)             -           (124)        (3,967)         (96,026)
      9,948            228            972          1,272          1,561                -
-----------    -----------    -----------    -----------    -----------    -------------
  3,304,029      2,144,119      1,472,996        515,485        262,813          815,310
-----------    -----------    -----------    -----------    -----------    -------------

    678,337        487,746        523,948        304,436        158,740          305,318
    216,075        231,541        220,384         96,581         87,947           60,069
     11,520         11,116         11,097         12,074         11,446           10,496
     23,483         19,266         16,863         18,812         24,591           60,307
     18,908         16,612         15,340         13,381         12,219           18,077
     24,428         21,094         16,915          7,608          5,130            6,720
      8,121          6,919          5,469          2,501          1,704            2,304
    398,434        317,937        238,205         79,628         50,750           32,280
    128,088        115,723         95,248         53,572         35,997           61,935
    132,811        105,979         79,402         26,543         16,917           10,760
      7,003          6,224          4,847          1,891          1,612            2,013
-----------    -----------    -----------    -----------    -----------    -------------
  1,647,208      1,340,157      1,227,718        617,027        407,053          570,279
   (101,439)      (136,701)      (153,738)       (88,827)      (103,151)         (72,574)
-----------    -----------    -----------    -----------    -----------    -------------
  1,545,769      1,203,456      1,073,980        528,200        303,902          497,705
-----------    -----------    -----------    -----------    -----------    -------------
  1,758,260        940,663        399,016        (12,715)       (41,089)         317,605
-----------    -----------    -----------    -----------    -----------    -------------

  2,923,849         (6,729)     2,768,955      2,884,222      1,904,295        6,197,718

    741,625      7,277,548       (383,899)      (495,351)    (2,016,249)      (1,420,259)
-----------    -----------    -----------    -----------    -----------    -------------

  3,665,474      7,270,819      2,385,056      2,388,871       (111,954)       4,777,459
-----------    -----------    -----------    -----------    -----------    -------------

$ 5,423,734    $ 8,211,482    $ 2,784,072    $ 2,376,156    $  (153,043)   $   5,095,064
-----------    -----------    -----------    -----------    -----------    -------------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           CASH RESERVES FUND                       BOND FUND
                                                    ---------------------------------  ----------------------------------
                                                    SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                     APRIL 30, 2005      YEAR ENDED     APRIL 30, 2005     YEAR ENDED
                                                       (UNAUDITED)    OCTOBER 31,2004    (UNAUDITED)     OCTOBER 31, 2004
                                                    ----------------  ---------------  ----------------  ----------------
NET ASSETS at beginning of period                   $     20,348,022  $    26,306,927  $    115,169,491  $    142,693,847
                                                    ----------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                       135,900           88,130         1,943,940         4,620,393
 Net realized gain (loss)                                          -              908            94,942          (289,786)
 Net change in unrealized appreciation (dep)                       -                -        (1,205,604)          949,728
                                                    ----------------  ---------------  ----------------  ----------------
 Net increase (dec) in net assets from operations            135,900           89,038           833,278         5,280,335
                                                    ----------------  ---------------  ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Class A                                                    (98,856)         (82,767)       (1,167,586)       (3,000,397)
  Class B                                                    (38,244)          (6,271)         (842,038)       (1,851,451)
                                                    ----------------  ---------------  ----------------  ----------------
TOTAL DISTRIBUTIONS                                         (137,100)         (89,038)       (2,009,624)       (4,851,848)
CAPITAL STOCK TRANSACTIONS:
 CLASS A SHARES
 Shares sold                                               3,374,374        5,818,594         7,585,767        19,152,211
 Issued to shareholders in
  reinvestment of distributions                               97,791           80,983         1,119,509         2,301,902
 Shares redeemed                                          (3,592,638)      (8,219,510)       (6,143,460)      (39,928,294)
 Redemption fees                                                   -                -               157               954
                                                    ----------------  ---------------  ----------------  ----------------
 Net increase (decrease) from
  capital share transactions                                (120,473)      (2,319,933)        2,561,973       (18,473,227)
                                                    ----------------  ---------------  ----------------  ----------------
 CLASS B SHARES
 Shares sold                                               1,009,409        2,883,164         2,225,987         4,574,795
 Issued to shareholders in
  reinvestment of distributions                               35,390            5,850           773,717         1,700,162
 Shares redeemed                                          (2,370,091)      (6,527,986)       (5,512,205)      (15,754,573)
                                                    ----------------  ---------------  ----------------  ----------------
 Net increase (decrease) from capital
  stock transactions                                      (1,325,292)      (3,638,972)       (2,512,501)       (9,479,616)
                                                    ----------------  ---------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (1,446,965)      (5,958,905)       (1,126,874)      (27,524,356)
                                                    ----------------  ---------------  ----------------  ----------------
NET ASSETS at end of period (including line A)      $     18,901,057  $    20,348,022  $    114,042,617  $    115,169,491
                                                    ----------------  ---------------  ----------------  ----------------
(A) Undistributed (distribution in excess of)
  net investment income                             $            938  $         2,138  $        (28,388) $         37,296
                                                    ----------------  ---------------  ----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
 CLASS A SHARES
 Shares sold                                               3,374,375        5,818,594           756,648         1,893,967
 Issued to shareholders in
  reinvestment of distributions                               97,791           80,983           111,268           228,022
 Shares redeemed                                          (3,592,638)      (8,219,510)         (610,326)       (3,955,230)
                                                    ----------------  ---------------  ----------------  ----------------
 Net increase (decrease) from
  capital stock transactions                                (120,472)      (2,319,933)          257,590        (1,833,241)
                                                    ----------------  ---------------  ----------------  ----------------
 CLASS B SHARES
 Shares sold                                               1,009,408        2,883,164           220,973           452,070
 Issued to shareholders in
  reinvestment of distributions                               35,390            5,851            76,870           168,339
 Shares redeemed                                          (2,370,091)      (6,527,986)         (547,457)       (1,561,244)
                                                    ----------------  ---------------  ----------------  ----------------
 Net increase (decrease) from capital stock
  transactions                                            (1,325,293)      (3,638,971)         (249,614)         (940,835)
                                                    ----------------  ---------------  ----------------  ----------------

                See accompanying Notes to Financial Statements.

          HIGH INCOME FUND                   BALANCED FUND                  GROWTH AND INCOME FUND
--------------------------------  ----------------------------------  ----------------------------------
SIX MONTHS ENDED                  SIX MONTHS ENDED                    SIX MONTHS ENDED
 APRIL 30, 2005    YEAR ENDED      APRIL 30, 2005     YEAR ENDED       APRIL 30, 2005     YEAR ENDED
 (UNAUDITED)     OCTOBER 31,2004    (UNAUDITED)     OCTOBER 31, 2004    (UNAUDITED)     OCTOBER 31, 2004
---------------  ---------------  ----------------  ----------------  ----------------  ----------------
$    67,485,810  $    55,015,483  $    204,684,264  $    184,392,585  $    169,337,191  $    148,170,626
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

      2,151,361        4,376,308         1,758,260         2,957,573           940,663         1,449,731
        610,458          245,439         2,923,849          (150,478)           (6,729)          271,099
     (3,398,313)       1,500,379           741,625        10,811,839         7,277,548        14,930,904
---------------  ---------------  ----------------  ----------------  ----------------  ----------------
       (636,494)       6,122,126         5,423,734        13,618,934         8,211,482        16,651,734
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

     (1,423,863)      (2,905,696)       (1,077,174)       (1,810,120)        (1,084,83)         (804,489)
       (629,726)      (1,555,115)         (714,343)       (1,265,754)         (377,017)         (377,317)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------
     (2,053,589)      (4,460,811)       (1,791,517)       (3,075,874)       (1,461,853)       (1,181,806)

      5,171,339       14,199,310        10,096,051        21,954,494        12,286,454        18,849,548

        840,518        1,744,485         1,062,634         1,786,159         1,072,529           795,498
     (3,208,038)      (5,887,322)       (7,386,953)      (13,352,483)       (5,124,630)       (9,631,271)
            141              141               153                 -                 8                 -
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

      2,803,960       10,056,614         3,771,885        10,388,170         8,234,361        10,013,775
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

      1,530,712        4,153,847         6,309,350        14,477,124         3,510,948         8,114,554

        506,506        1,235,860           696,508         1,234,785           368,151           368,285
     (2,201,682)      (4,637,309)      (10,219,883)      (16,351,460)       (9,768,794)      (12,799,977)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

       (164,464)         752,398        (3,214,025)         (639,551)       (5,889,695)       (4,317,138)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------
        (50,587)      12,470,327         4,190,077        20,291,679         9,094,295        21,166,565
---------------  ---------------  ----------------  ----------------  ----------------  ----------------
$    67,435,223  $    67,485,810  $    208,874,341  $    204,684,264  $    178,431,486  $    169,337,191
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

$       134,797  $        37,025  $        (36,835) $         (3,578) $        544,808  $      1,065,998
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

        681,563        1,907,202           830,374         1,895,246           959,685         1,600,186

        111,824          235,436            87,614           153,740            82,885            68,166
       (425,402)        (793,191)         (608,308)       (1,150,116)         (399,620)         (817,828)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

        367,985        1,349,447           309,680           898,870           642,950           850,524
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

        201,875          556,498           518,412         1,243,866           277,920           699,774

         67,152          166,370            57,411           106,275            28,784            31,913
       (290,223)        (626,335)         (839,968)       (1,405,548)         (773,032)       (1,100,560)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

        (21,196)          96,533          (264,145)          (55,407)         (466,328)         (368,873)
---------------  ---------------  ----------------  ----------------  ----------------  ----------------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               CAPITAL APPRECIATION FUND                  MID-CAP FUND
                                                          ----------------------------------  ----------------------------------
                                                          SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                           APRIL 30, 2005      YEAR ENDED      APRIL 30, 2005      YEAR ENDED
                                                            (UNAUDITED)     OCTOBER 31, 2004    (UNAUDITED)     OCTOBER 31, 2004
                                                          ----------------  ----------------  ----------------  ----------------
NET ASSETS at beginning of period                         $    137,218,036  $    134,565,037  $     60,207,060  $     48,311,492
                                                          ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income (loss)                                      399,016          (371,840)          (12,715)          286,217
 Net realized gain (loss)                                        2,768,955         3,583,773         2,884,222         2,589,342
 Net change in unrealized appreciation (dep)                      (383,899)        7,521,371          (495,351)        2,989,970
                                                          ----------------  ----------------  ----------------  ----------------
 Net increase (dec) in net assets from operations                2,784,072        10,733,304         2,376,156         5,865,529
                                                          ----------------  ----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Class A                                                           (4,002)                -          (295,803)                -
  Class B                                                                -                 -                 -                 -
                                                          ----------------  ----------------  ----------------  ----------------
TOTAL DISTRIBUTIONS                                                 (4,002)                -          (295,803)                -

CAPITAL STOCK TRANSACTIONS:
 CLASS A SHARES
 Shares sold                                                     5,709,768        16,419,030         3,492,499         8,950,886
 Issued to shareholders in reinvestment
  of distributions                                                   3,921                 -           263,976                 -
 Shares redeemed                                                (5,972,325)       (20,553,23)       (2,683,672)       (4,441,192)
 Redemption fees                                                        10                27               411               403
                                                          ----------------  ----------------  ----------------  ----------------
 Net increase (decrease) from capital
  share transactions                                              (258,626)       (4,134,179)        1,073,214         4,510,097
                                                          ----------------  ----------------  ----------------  ----------------
 CLASS B SHARES
 Shares sold                                                     2,095,190         5,818,057         1,776,699         3,918,338
 Issued to shareholders in reinvestment
  of distributions                                                       -                 -                 -                 -
 Shares redeemed                                                (7,055,278)       (9,764,183)       (1,693,387)       (2,398,396)
                                                          ----------------  ----------------  ----------------  ----------------
 Net increase (decrease) from capital
  share transactions                                            (4,960,088)       (3,946,126)           83,312         1,519,942
                                                          ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (2,438,644)        2,652,999         3,236,879        11,895,568
                                                          ----------------  ----------------  ----------------  ----------------

NET ASSETS at end of period (including line A)            $    134,779,392  $    137,218,036  $     63,443,939  $     60,207,060
                                                          ----------------  ----------------  ----------------  ----------------
(A) Undistributed (distribution in excess of)
  net investment income                                   $        395,014  $              -  $        (43,096) $        265,422
                                                          ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
 CLASS A SHARES
  Shares sold                                                      424,963         1,310,831           266,547           750,450
  Issued to shareholders in reinvestment
   of distributions                                                    286                 -            19,715                 -
  Shares redeemed                                                 (442,552)       (1,623,309)         (203,704)         (368,375)
                                                          ----------------  ----------------  ----------------  ----------------
  Net increase (decrease) from capital
   stock transactions                                              (17,303)         (312,478)           82,558           382,075
                                                          ----------------  ----------------  ----------------  ----------------
 CLASS B SHARES
  Shares sold                                                      163,797           481,562           138,394           335,906
  Issued to shareholders in reinvestment
   of distributions                                                      -                 -                 -                 -
  Shares redeemed                                                 (551,731)         (812,620)         (132,329)         (205,169)
                                                          ----------------  ----------------  ----------------  ----------------
  Net increase (decrease) from capital
   stock transactions                                             (387,934)         (331,058)            6,065           130,737
                                                          ----------------  ----------------  ----------------  ----------------

                See accompanying Notes to Financial Statements.

        MULTI-CAP GROWTH FUND            INTERNATIONAL STOCK FUND
----------------------------------  ----------------------------------
SIX MONTHS ENDED                    SIX MONTHS ENDED
 APRIL 30, 2005      YEAR ENDED      APRIL 30, 2005      YEAR ENDED
  (UNAUDITED)     OCTOBER 31, 2004    (UNAUDITED)     OCTOBER 31, 2004
----------------  ----------------  ----------------  ----------------
$     38,927,058  $     24,300,185  $     51,473,800  $     39,470,149
----------------  ----------------  ----------------  ----------------
         (41,089)         (306,678)          317,605           300,299
       1,904,295           957,765         6,197,718         3,720,000
      (2,016,249)        1,550,481        (1,420,259)        3,942,753
----------------  ----------------  ----------------  ----------------
        (153,043)        2,201,568         5,095,064         7,963,052
----------------  ----------------  ----------------  ----------------

               -                 -          (419,232)         (366,092)
               -                 -            (8,299)           (5,505)
----------------  ----------------  ----------------  ----------------
               -                 -          (427,531)         (371,597)

       5,804,263        12,600,469         4,259,239         4,742,731

               -                 -           404,891           355,467
      (1,999,337)       (2,485,116)         (841,769)       (1,321,126)
               4                 -               248                46
----------------  ----------------  ----------------  ----------------

       3,804,930        10,115,353         3,822,609         3,777,118
----------------  ----------------  ----------------  ----------------

       1,534,560         4,230,494         1,827,886         1,690,657

               -                 -             8,157             5,362
      (1,285,148)       (1,920,542)         (825,163)       (1,060,941)
----------------  ----------------  ----------------  ----------------

         249,412         2,309,952         1,010,880           635,078
----------------  ----------------  ----------------  ----------------
       3,901,299        14,626,873         9,501,022        12,003,651
----------------  ----------------  ----------------  ----------------

$     42,828,357  $     38,927,058  $     60,974,822  $     51,473,800
----------------  ----------------  ----------------  ----------------

$        (41,089) $              -  $        149,194  $        259,120
----------------  ----------------  ----------------  ----------------

       1,156,787         2,658,740           364,193           482,726

               -                 -            34,695            36,951
        (399,332)         (519,535)          (72,131)         (133,210)
----------------  ----------------  ----------------  ----------------

         757,455         2,139,205           326,757           386,467
----------------  ----------------  ----------------  ----------------

         315,798           920,954           157,416           172,705

               -                 -               704               562
        (266,069)         (417,791)          (71,779)         (108,257)
----------------  ----------------  ----------------  ----------------

          49,729           503,163            86,341            65,010
----------------  ----------------  ----------------  ----------------

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                                CASH RESERVES FUND
                                               ------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                ENDED 04/30/05      YEAR ENDED       YEAR ENDED   YEAR ENDED YEAR ENDED  YEAR ENDED
                                                  (UNAUDITED)       10/31/2004       10/31/2003   10/31/2002 10/31/2001  10/31/2000
                                               ------------------ ---------------- -------------- ---------- ----------- ----------
CLASS A
NET ASSET VALUE at beginning of period         $         1.00     $       1.00     $     1.00     $    1.00  $     1.00  $     1.00
                                               --------------     ------------     ----------     ---------  ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.01             0.01           0.00(1)       0.01        0.04        0.06
                                               --------------     ------------     ----------     ---------  ----------  ----------
    Total from investment operations                     0.01             0.01           0.00          0.01        0.04        0.06
                                               --------------     ------------     ----------     ---------  ----------  ----------

  LESS DISTRIBUTIONS:
   Distributions from net investment income             (0.01)           (0.01)         (0.00)(1)     (0.01)      (0.04)      (0.06)
                                               --------------     ------------     ----------     ---------  ----------  ----------
    Total distributions                                 (0.01)           (0.01)         (0.00)        (0.01)      (0.04)      (0.06)
                                               --------------     ------------     ----------     ---------  ----------  ----------
Net increase (decrease) in net asset value                  -                -              -             -           -           -
                                               --------------     ------------     ----------     ---------  ----------  ----------
NET ASSET VALUE at end of period               $         1.00     $       1.00     $     1.00     $    1.00  $     1.00  $     1.00
                                               --------------     ------------     ----------     ---------  ----------  ----------

TOTAL RETURN(2)                                          0.88%(4)         0.68%          0.75%         1.57%       4.50%       5.77%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $       11,795     $     11,916     $   14,236     $  16,487  $   11,508  $    5,104
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor             0.95%(5)         0.82%          0.87%         0.99%       1.25%       2.07%
 After reimbursement of expenses by Advisor              0.55%(5)         0.55%          0.55%         0.55%       0.55%       0.55%
Ratio of net investment income to average
 net assets
 After reimbursement of expenses by Advisor              1.75%(5)         0.68%          0.75%         1.46%       3.96%       5.61%

CLASS B
NET ASSET VALUE at beginning of period         $         1.00     $       1.00     $     1.00     $    1.00  $     1.00  $     1.00
                                               --------------     ------------     ----------     ---------  ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.01             0.00(1)        0.00(1)       0.01        0.04        0.05
                                               --------------     ------------     ----------     ---------  ----------  ----------
    Total from investment operations                     0.01             0.00           0.00          0.01        0.04        0.05
                                               --------------     ------------     ----------     ---------  ----------  ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.01)               -          (0.00)(1)     (0.01)      (0.04)      (0.05)
                                               --------------     ------------     ----------     ---------  ----------  ----------
    Total distributions                                 (0.01)               -          (0.00)        (0.01)      (0.04)      (0.05)
                                               --------------     ------------     ----------     ---------  ----------  ----------
Net increase (decrease) in net asset value                  -                -              -             -           -           -
                                               --------------     ------------     ----------     ---------  ----------  ----------
NET ASSET VALUE at end of period               $         1.00     $       1.00     $     1.00     $    1.00  $     1.00  $     1.00
                                               --------------     ------------     ----------     ---------  ----------  ----------

TOTAL RETURN(2)                                          0.51%(4)         0.07%          0.08%         0.81%       3.72%       4.97%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $        7,106     $      8,432     $   12,071     $  17,636  $    9,571  $    2,865
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor             1.70%(5)         1.57%          1.62%         1.74%       2.00%       2.82%
 After reimbursement of expenses by Advisor              1.30%(5)         1.15%(3)       1.23%(3)      1.30%       1.30%       1.30%
Ratio of net investment income to average
net assets
 After reimbursement of expenses by Advisor              1.00%(5)         0.06%          0.08%         0.71%       3.21%       4.86%

(1) Amounts represent less than $0.005 per share.

(2) Total return without applicable sales charge.

(3) Amount includes fees waived by distributor (Note 3).

(4) Not annualized.

(5) Annualized.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                                     BOND FUND
                                                --------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                ENDED 04/30/05     YEAR ENDED  YEAR ENDED  YEAR ENDED     YEAR ENDED  YEAR ENDED
                                                  (UNAUDITED)      10/31/2004  10/31/2003  10/31/2002     10/31/2001  10/31/2000
                                                --------------     ----------  ----------  ----------     ----------  ----------
CLASS A
NET ASSET VALUE at beginning of period          $        10.17     $    10.12  $    10.17  $    10.23     $     9.57  $     9.74
                                                --------------     ----------  ----------  ----------     ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.19           0.37        0.40        0.47           0.55        0.63
   Net realized and unrealized gain (loss) on
     investments                                          0.10           0.07        0.05       (0.06)(2)       0.67       (0.17)
                                                --------------     ----------  ----------  ----------     ----------  ----------
    Total from investment operations                      0.09           0.44        0.35        0.41           1.22        0.46
                                                --------------     ----------  ----------  ----------     ----------  ----------
 LESS DISTRIBUTIONS:
   Distributions from net investment income              (0.20)         (0.39)      (0.40)      (0.47)         (0.56)      (0.63)
                                                --------------     ----------  ----------  ----------     ----------  ----------
    Total distributions                                  (0.20)         (0.39)      (0.40)      (0.47)         (0.56)      (0.63)
                                                --------------     ----------  ----------  ----------     ----------  ----------
Net increase (decrease) in net asset value               (0.11)          0.05       (0.05)      (0.06)          0.66       (0.17)
                                                --------------     ----------  ----------  ----------     ----------  ----------
NET ASSET VALUE at end of period                $        10.06     $    10.17  $    10.12  $    10.17     $    10.23  $     9.57
                                                --------------     ----------  ----------  ----------     ----------  ----------

TOTAL RETURN (1)                                          0.87%(3)       4.46%       3.51%       4.21%         13.07%       4.89%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $       61,864     $   59,900  $   78,165  $   63,069     $   28,813  $   13,279
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor              1.05%(4)       1.01%       1.10%       1.17%          1.28%       1.66%
 After reimbursement of expenses by Advisor               0.90%(4)       0.90%       0.90%       0.90%          0.90%       0.90%
Ratio of net investment income to average net
assets
 After reimbursement of expenses by Advisor               3.81%(4)       3.73%       3.94%       4.62%          5.53%       6.52%
Portfolio Turnover                                          25%(3)         81%         75%         90%           109%        366%

CLASS B
NET ASSET VALUE at beginning of period          $        10.17     $    10.12  $    10.18  $    10.24     $     9.58  $     9.75
                                                --------------     ----------  ----------  ----------     ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.15           0.30        0.33        0.39           0.48        0.55
   Net realized and unrealized gain (loss) on
     investments                                         (0.10)          0.07       (0.06)      (0.05)(2)       0.66       (0.17)
                                                --------------     ----------  ----------  ----------     ----------  ----------
    Total from investment operations                      0.05           0.37        0.27        0.34           1.14        0.38
                                                --------------     ----------  ----------  ----------     ----------  ----------
 LESS DISTRIBUTIONS:
   Distributions from net investment income              (0.16)         (0.32)      (0.33)      (0.40)         (0.48)      (0.55)
                                                --------------     ----------  ----------  ----------     ----------  ----------
    Total distributions                                  (0.16)         (0.32)      (0.33)      (0.40)         (0.48)      (0.55)
                                                --------------     ----------  ----------  ----------     ----------  ----------
Net increase (decrease) in net asset value               (0.11)          0.05       (0.06)      (0.06)          0.66       (0.17)
                                                --------------     ----------  ----------  ----------     ----------  ----------
NET ASSET VALUE at end of period                $        10.06     $    10.17  $    10.12  $    10.18     $    10.24  $     9.58
                                                --------------     ----------  ----------  ----------     ----------  ----------

TOTAL RETURN(1)                                           0.49%(3)       3.68%       2.64%       3.44%         12.23%       4.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $       52,179     $   55,269  $   64,529  $   60,517     $   31,119  $   10,982
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor              1.80%(4)       1.76%       1.85%       1.92%          2.03%       2.41%
 After reimbursement of expenses by Advisor               1.65%(4)       1.65%       1.65%       1.65%          1.65%       1.65%
Ratio of net investment income to average net
assets
 After reimbursement of expenses by Advisor               3.07%(4)       2.95%       3.19%       3.87%          4.78%       5.77%
Portfolio Turnover                                          25%(3)         81%         75%         90%           109%        366%

(1)   Total return without applicable sales charge.

(2) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

(3)   Not annualized.

(4)   Annualized.

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                               HIGH INCOME FUND
                                              ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                              Ended 04/30/05        YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               (unaudited)          10/31/2004  10/31/2003  10/31/2002   10/31/2001   10/31/2000
                                              --------------        ----------  ----------  ----------   ----------   ----------
CLASS A
NET ASSET VALUE at beginning of period        $         7.56        $     7.36  $     6.57  $     7.13   $     8.02   $     8.88
                                              --------------        ----------  ----------  ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.24              0.55        0.54        0.58         0.74         0.81
  Net realized and unrealized
    gain (loss) on investments                         (0.30)             0.21        0.80       (0.55)       (0.88)       (0.86)
                                              --------------        ----------  ----------  ----------   ----------   ----------
   Total from investment operations                    (0.06)             0.76        1.34        0.03        (0.14)       (0.05)
                                              --------------        ----------  ----------  ----------   ----------   ----------

LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.23)            (0.56)      (0.55)      (0.59)       (0.75)       (0.81)
                                              --------------        ----------  ----------  ----------   ----------   ----------
   Total distributions                                 (0.23)            (0.56)      (0.55)      (0.59)       (0.75)       (0.81)
                                              --------------        ----------  ----------  ----------   ----------   ----------
Net increase (decrease) in net asset value             (0.29)             0.20        0.79       (0.56)       (0.89)       (0.86)
                                              --------------        ----------  ----------  ----------   ----------   ----------
NET ASSET VALUE at end of period              $         7.27        $     7.56  $     7.36  $     6.57   $     7.13   $     8.02
                                              ==============        ==========  ==========  ==========   ==========   ==========

TOTAL RETURN(1)                                        (0.81)%(2)        10.73%      21.09%       0.33%       (1.94)%      (0.81)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       45,128        $   44,137  $   33,024  $   18,055   $   10,939   $    8,394
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.25%(3)          1.16%       1.38%       1.59%        1.68%        1.62%
 After reimbursement of expenses by Advisor             1.00%(3)          1.00%       1.00%       1.00%        1.00%        1.00%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor             6.50%(3)          7.37%       7.73%       8.55%        9.75%        9.40%
Portfolio Turnover                                        44%(2,4)          60%         58%         47%          38%          41%

CLASS B
NET ASSET VALUE at beginning of period        $         7.58        $     7.37  $     6.59  $     7.14   $     8.04   $     8.90
                                              --------------        ----------  ----------  ----------   ----------   ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.22              0.49        0.49        0.54         0.69         0.75
  Net realized and unrealized gain (loss)
    on investments                                     (0.30)             0.22        0.78       (0.55)       (0.89)       (0.86)
                                              --------------        ----------  ----------  ----------   ----------   ----------
   Total from investment operations                    (0.08)             0.71        1.27       (0.01)       (0.20)       (0.11)
                                              --------------        ----------  ----------  ----------   ----------   ----------

  LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.21)            (0.50)      (0.49)      (0.54)       (0.70)       (0.75)
                                              --------------        ----------  ----------  ----------   ----------   ----------
   Total distributions                                 (0.21)            (0.50)      (0.49)      (0.54)       (0.70)       (0.75)
                                              --------------        ----------  ----------  ----------   ----------   ----------
Net increase (decrease) in net asset value             (0.29)             0.21        0.78       (0.55)       (0.90)       (0.86)
                                              --------------        ----------  ----------  ----------   ----------   ----------
NET ASSET VALUE at end of period              $         7.29        $     7.58  $     7.37  $     6.59   $     7.14   $     8.04
                                              ==============        ==========  ==========  ==========   ==========   ==========

TOTAL RETURN(1)                                        (1.18)%(2)        10.02%      19.96%      (0.27)%      (2.77)%      (1.54)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       22,307        $   23,349  $   21,992  $   15,561   $   15,063   $   12,271
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            2.00%(3)          1.91%       2.13%       2.34%        2.43%        2.37%
 After reimbursement of expenses by Advisor             1.75%(3)          1.75%       1.75%       1.75%        1.75%        1.75%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor             5.75%(3)          6.63%       6.98%       7.80%        9.00%        8.65%
Portfolio Turnover                                        44%(2,4)          60%         58%         47%          38%          41%

(1)     Total return without applicable sales charge.

(2)     Not annualized.

(3)     Annualized.

(4)     Reflects subadvisor change as of February 28, 2005.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                                BALANCED FUND
                                              ------------------------------------------------------------------------------------
                                               SIX MONTHS
                                              Ended 04/30/05       YEAR ENDED  YEAR ENDED  YEAR ENDED      YEAR ENDED   YEAR ENDED
                                               (unaudited)         10/31/2004  10/31/2003  10/31/2002      10/31/2001   10/31/2000
                                              --------------       ----------  ----------  ----------      ----------   ----------
CLASS A
NET ASSET VALUE at beginning of period        $        11.81       $    11.18  $    10.16  $    11.28      $    12.65   $    12.05
                                              --------------       ----------  ----------  ----------      ----------   ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.13             0.22        0.25        0.28            0.30         0.34
  Net realized and unrealized gain (loss)
  on investments                                        0.21             0.64        1.02       (1.12)          (1.37)        0.69
                                              --------------       ----------  ----------  ----------      ----------   ----------
   Total from investment operations                     0.34             0.86        1.27       (0.84)          (1.07)        1.03
                                              --------------       ----------  ----------  ----------      ----------   ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.13)           (0.23)      (0.25)      (0.28)          (0.30)       (0.35)
  Distributions from capital gains                        --               --          --       (0.00)(1)          --        (0.08)
                                              --------------       ----------  ----------  ----------      ----------   ----------
   Total distributions                                 (0.13)           (0.23)      (0.25)      (0.28)          (0.30)       (0.43)
                                              --------------       ----------  ----------  ----------      ----------   ----------
Net increase (decrease) in net asset value              0.21             0.63        1.02       (1.12)          (1.37)        0.60
                                              --------------       ----------  ----------  ----------      ----------   ----------
NET ASSET VALUE at end of period              $        12.02       $    11.81  $    11.18  $    10.16      $    11.28   $    12.65
                                              ==============       ==========  ==========  ==========      ==========   ==========

TOTAL RETURN(2)                                         2.85%(3)         7.71%      12.72%      (7.59)%         (8.54)%       8.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $      104,381       $   98,900  $   83,606  $   70,389      $   61,836   $   27,088
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.20%(4)         1.17%       1.32%       1.30%           1.35%        1.28%
 After reimbursement of expenses by Advisor             1.10%(4)         1.10%       1.10%       1.10%           1.10%        1.10%
Ratio of net investment income to average
 net assets
 After reimbursement of expenses by Advisor             2.06%(4)         1.88%       2.38%       2.56%           2.55%        2.83%
Portfolio Turnover                                        14%(3)           39%         35%         48%             57%         187%

CLASS B
NET ASSET VALUE at beginning of period        $        11.82       $    11.19  $    10.17  $    11.29      $    12.66   $    12.05
                                              --------------       ----------  ----------  ----------      ----------   ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.08             0.13        0.17        0.20            0.21         0.25
  Net realized and unrealized gain (loss)
  on investments                                        0.21             0.64        1.02       (1.12)          (1.37)        0.69
                                              --------------       ----------  ----------  ----------      ----------   ----------
   Total from investment operations                     0.29             0.77        1.19       (0.92)          (1.16)        0.94
                                              --------------       ----------  ----------  ----------      ----------   ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.08)           (0.14)      (0.17)      (0.20)          (0.21)       (0.25)
  Distributions from capital gains                        --               --          --       (0.00)(1)          --        (0.08)
                                              --------------       ----------  ----------  ----------      ----------   ----------
   Total distributions                                 (0.08)           (0.14)      (0.17)      (0.20)          (0.21)       (0.33)
                                              --------------       ----------  ----------  ----------      ----------   ----------
Net increase (decrease) in net asset value              0.21             0.63        1.02       (1.12)          (1.37)        0.61
                                              --------------       ----------  ----------  ----------      ----------   ----------
NET ASSET VALUE at end of period              $        12.03       $    11.82  $    11.19  $    10.17      $    11.29   $    12.66
                                              ==============       ==========  ==========  ==========      ==========   ==========

TOTAL RETURN(2)                                         2.46%(3)         6.90%      11.87%      (8.27)%         (9.22)%       7.93%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $      104,493       $  105,784  $  100,787  $   90,903      $   92,054   $   63,669
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.95%(4)         1.92%       2.07%       2.05%           2.10%        2.03%
 After reimbursement of expenses by Advisor             1.85%(4)         1.85%       1.85%       1.85%           1.85%        1.85%
Ratio of net investment income to average
 net assets
 After reimbursement of expenses by Advisor             1.32%(4)         1.14%       1.63%       1.81%           1.80%        2.08%
Portfolio Turnover                                        14%(3)           39%         35%         48%             57%         187%

(1)     Amounts represent less than $0.005 per share.

(2)     Total return without applicable sales charge.

(3)     Not annualized.

(4)     Annualized.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                            GROWTH AND INCOME FUND
                                              ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                              Ended 04/30/05      YEAR ENDED  YEAR ENDED  YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               (unaudited)        10/31/2004  10/31/2003  10/31/2002     10/31/2001   10/31/2000
                                              --------------      ----------  ----------  ----------     ----------   ----------
CLASS A
NET ASSET VALUE at beginning of period        $        12.19      $    11.05  $     9.37  $    11.14     $    14.06   $    13.21
                                              --------------      ----------  ----------  ----------     ----------   ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.09            0.14        0.12        0.10(1)        0.06         0.07(1)
  Net realized and unrealized gain (loss)
    on investments                                      0.52            1.12        1.64       (1.82)         (2.92)        0.84
                                              --------------      ----------  ----------  ----------     ----------   ----------
   Total from investment operations                     0.61            1.26        1.76       (1.72)         (2.86)        0.91
                                              --------------      ----------  ----------  ----------     ----------   ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.15)          (0.12)      (0.08)      (0.05)         (0.06)       (0.04)
  Distributions from capital gains                        --              --          --          --             --        (0.02)
                                              --------------      ----------  ----------  ----------     ----------   ----------
   Total distributions                                 (0.15)          (0.12)      (0.08)      (0.05)         (0.06)       (0.06)
                                              --------------      ----------  ----------  ----------     ----------   ----------
Net increase (decrease) in net asset value              0.46            1.14        1.68       (1.77)         (2.92)        0.85
                                              --------------      ----------  ----------  ----------     ----------   ----------
NET ASSET VALUE at end of period              $        12.65      $    12.19  $    11.05  $     9.37     $    11.14   $    14.06
                                              ==============      ==========  ==========  ==========     ==========   ==========

TOTAL RETURN(2)                                         5.00%(3)       11.48%      18.95%     (15.51)%       (20.42)%       6.90%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       97,265      $   85,855  $   68,406  $   53,896     $   55,966   $   46,994
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.15%(4)        1.13%       1.35%       1.30%          1.29%        1.07%
 After reimbursement of expenses by Advisor             1.00%(4)        1.00%       1.00%       1.00%          1.00%        1.00%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor             1.41%(4)        1.26%       1.29%       0.91%          0.60%        0.54%
Portfolio Turnover                                         6%(3)          16%         20%         18%            24%          14%

CLASS B
NET ASSET VALUE at beginning of period        $        11.98      $    10.87  $     9.24  $    11.02     $    13.96   $    13.18
                                              --------------      ----------  ----------  ----------     ----------   ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.05            0.06        0.05        0.02(1)       (0.02)       (0.03)(1)
  Net realized and unrealized gain (loss)
  on investments                                        0.51            1.10        1.60       (1.79)         (2.92)        0.84
                                              --------------      ----------  ----------  ----------     ----------   ----------
   Total from investment operations                     0.56            1.16        1.65       (1.77)         (2.94)        0.81
                                              --------------      ----------  ----------  ----------     ----------   ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.06)          (0.05)      (0.02)      (0.01)            --        (0.01)
  Distributions from capital gains                        --              --          --          --             --        (0.02)
                                              --------------      ----------  ----------  ----------     ----------   ----------
   Total distributions                                 (0.06)          (0.05)      (0.02)      (0.01)            --        (0.03)
                                              --------------      ----------  ----------  ----------     ----------   ----------
Net increase (decrease) in net asset value              0.50            1.11        1.63       (1.78)         (2.94)        0.78
                                              --------------      ----------  ----------  ----------     ----------   ----------
NET ASSET VALUE at end of period              $        12.48      $    11.98  $    10.87  $     9.24     $    11.02   $    13.96
                                              ==============      ==========  ==========  ==========     ==========   ==========

TOTAL RETURN(2)                                         4.62%(3)       10.70%      17.93%     (16.09)%       (21.06)%       6.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       81,166      $   83,482  $   79,765  $   72,329     $   97,081   $  106,762
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.90%(4)        1.89%       2.10%       2.05%          2.04%        1.85%
 After reimbursement of expenses by Advisor             1.75%(4)        1.75%       1.75%       1.75%          1.75%        1.75%
Ratio of net investment income (loss) to
  average net assets
 After reimbursement of expenses by Advisor             0.68%(4)        0.53%       0.54%       0.16%         (0.15)%      (0.21)%
Portfolio Turnover                                         6%(3)          16%         20%         18%            24%          14%

(1)     Calculated based on average shares outstanding.

(2)     Total return without applicable sales charge.

(3)     Not annualized.

(4)     Annualized.

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                   CAPITAL APPRECIATION FUND
                                                           -----------------------------------------
                                                            SIX MONTHS
                                                           Ended 04/30/05     YEAR ENDED  YEAR ENDED
                                                            (unaudited)       10/31/2004  10/31/2003
                                                           --------------     ----------  ----------
CLASS A
NET ASSET VALUE at beginning of period                     $        12.87     $    11.88  $     9.63
                                                           --------------     ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.06           0.01       (0.00)(1)
  Net realized and unrealized gain (loss)
    on investments                                                   0.21           0.98        2.25
                                                           --------------     ----------  ----------
   Total from investment operations                                  0.27           0.99        2.25
                                                           --------------     ----------  ----------

 LESS DISTRIBUTIONS:
  Distributions from capital gains                                     --             --          --
                                                           --------------     ----------  ----------
   Total distributions                                                 --             --          --
                                                           --------------     ----------  ----------
Net increase (decrease) in net asset value                           0.27           0.99        2.25
                                                           --------------     ----------  ----------
NET ASSET VALUE at end of period                           $        13.14     $    12.87  $    11.88
                                                           ==============     ==========  ==========

TOTAL RETURN(3)                                                      2.10%(4)       8.33%      23.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                     $       74,985     $   73,674  $   71,733
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                         1.42%(5)       1.38%       1.64%
 After reimbursement of expenses by Advisor                          1.20%(5)       1.20%       1.20%
Ratio of net investment income (loss) to
  average net assets
 After reimbursement of expenses by Advisor                          0.90%(5)       0.08%       0.05%
Portfolio Turnover                                                     10%(4)         27%         25%

CLASS B
NET ASSET VALUE at beginning of period                     $        12.27     $    11.40  $     9.31
                                                           --------------     ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.01          (0.08)      (0.08)
  Net realized and unrealized gain (loss)
    on investments                                                   0.20           0.95        2.17
                                                           --------------     ----------  ----------
   Total from investment operations                                  0.21           0.87        2.09
                                                           --------------     ----------  ----------
 LESS DISTRIBUTIONS:
  Distributions from capital gains                                     --             --          --
                                                           --------------     ----------  ----------
   Total distributions                                                 --             --          --
                                                           --------------     ----------  ----------
Net increase (decrease) in net asset value                           0.21           0.87        2.09
                                                           --------------     ----------  ----------
NET ASSET VALUE at end of period                           $        12.48     $    12.27  $    11.40
                                                           ==============     ==========  ==========

TOTAL RETURN(3)                                                      1.71%(4)       7.63%      22.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                     $       59,794     $   63,544  $   62,832
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                         2.17%(5)       2.13%       2.39%
 After reimbursement of expenses by Advisor                          1.95%(5)       1.95%       1.95%
Ratio of net investment income (loss) to
  average net assets
 After reimbursement of expenses by Advisor                          0.17%(5)      (0.67)%     (0.70)%
Portfolio Turnover                                                     10%(4)         27%         25%

                                                                   CAPITAL APPRECIATION FUND
                                                           ----------------------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           10/31/2002     10/31/2001     10/31/2000
                                                           ----------     ----------     ----------
CLASS A
NET ASSET VALUE at beginning of period                     $    12.81     $    16.44     $    13.70
                                                           ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.02)(2)      (0.04)(2)      (0.03)(2)
  Net realized and unrealized gain (loss)
    on investments                                              (3.11)         (3.59)          2.78
                                                           ----------     ----------     ----------
   Total from investment operations                             (3.13)         (3.63)          2.75
                                                           ----------     ----------     ----------

 LESS DISTRIBUTIONS:
  Distributions from capital gains                              (0.05)            --          (0.01)
                                                           ----------     ----------     ----------
   Total distributions                                         ( 0.05)            --          (0.01)
                                                           ----------     ----------     ----------
Net increase (decrease) in net asset value                      (3.18)         (3.63)          2.74
                                                           ----------     ----------     ----------
NET ASSET VALUE at end of period                           $     9.63     $    12.81     $    16.44
                                                           ==========     ==========     ==========

TOTAL RETURN(3)                                                (24.54)%       (22.08)%        20.12%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                     $   55,865     $   59,801     $   35,889
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                     1.58%          1.58%          1.37%
 After reimbursement of expenses by Advisor                      1.20%          1.20%          1.20%
Ratio of net investment income (loss) to
  average net assets
 After reimbursement of expenses by Advisor                     (0.16)%        (0.30)%        (0.27)%
Portfolio Turnover                                                 25%            30%            18%

CLASS B
NET ASSET VALUE at beginning of period                     $    12.48     $    16.13     $    13.54
                                                           ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.11)(2)      (0.15)(2)      (0.15)(2)
  Net realized and unrealized gain (loss)
    on investments                                              (3.01)         (3.50)          2.75
                                                           ----------     ----------     ----------
   Total from investment operations                             (3.12)         (3.65)          2.60
                                                           ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from capital gains                              (0.05)            --          (0.01)
                                                           ----------     ----------     ----------
   Total distributions                                          (0.05)            --          (0.01)
                                                           ----------     ----------     ----------
Net increase (decrease) in net asset value                      (3.17)         (3.65)          2.59
                                                           ----------     ----------     ----------
NET ASSET VALUE at end of period                           $     9.31     $    12.48     $    16.13
                                                           ==========     ==========     ==========

TOTAL RETURN(3)                                                (25.12)%       (22.63)%        19.25%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                     $   54,600     $   72,667     $   57,082
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                     2.33%          2.33%          2.12%
 After reimbursement of expenses by Advisor                      1.95%          1.95%          1.95%
Ratio of net investment income (loss) to
  average net assets
 After reimbursement of expenses by Advisor                     (0.91)%        (1.05)%        (1.02)%
Portfolio Turnover                                                 25%            30%            18%

(1)   Amounts represent less than $ 0.005 per share

(2)   Calculated based on average shares outstanding.

(3)   Total return without applicable sales charge.

(4)   Not annualized.

(5)   Annualized.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                              MID-CAP FUND
                                              -----------------------------------------------------------------------------
                                               SIX MONTHS
                                              ENDED 04/30/05       YEAR ENDED   YEAR ENDED  YEAR ENDED      INCEPTION(1) TO
                                               (unaudited)         10/31/2004   10/31/2003  10/31/2002         10/31/2001
                                              --------------       ----------   ----------  ----------      ---------------
CLASS A
NET ASSET VALUE at beginning of period        $        12.44       $    11.12   $     8.64  $     9.48      $         10.00
                                              --------------       ----------   ----------  ----------      ---------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.01             0.09         0.01        0.02(2)              0.00(2,3)
  Net realized and unrealized gain (loss) on
    investments                                         0.50             1.23         2.47       (0.85)               (0.52)
                                              --------------       ----------   ----------  ----------      ---------------
   Total from investment operations                     0.51             1.32         2.48       (0.83)               (0.52)
                                              --------------       ----------   ----------  ----------      ---------------

 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.09)              --           --       (0.01)                  --
  Distributions from capital gains                        --               --           --       (0.00)(3)               --
                                              --------------       ----------   ----------  ----------      ---------------
   Total distributions                                 (0.09)              --           --       (0.01)                  --
                                              --------------       ----------   ----------  ----------      ---------------
Net increase (decrease) in net asset value              0.42             1.32         2.48       (0.84)               (0.52)
                                              --------------       ----------   ----------  ----------      ---------------
NET ASSET VALUE at end of period              $        12.86       $    12.44   $    11.12  $     8.64      $          9.48
                                              ==============       ==========   ==========  ==========      ===============

TOTAL RETURN(4)                               $         4.08%(5)        11.87%       28.70%      (8.79)%              (5.20)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       42,520       $   40,103   $   31,591  $   22,650      $        15,345
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor            1.68%(6)         1.61%        1.92%       1.97%                2.29%(6)
 After reimbursement of expenses by Advisor             1.40%(6)         1.40%        1.40%       1.40%                1.40%(6)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor             0.21%(6)         0.77%        0.17%       0.18%                0.03%(6)
Portfolio Turnover                                        24%(5)           21%          25%         31%                  30%(5)

CLASS B
NET ASSET VALUE at beginning of period        $        12.09       $    10.91   $     8.54  $     9.43      $         10.00
                                              --------------       ----------   ----------  ----------      ---------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         (0.03)            0.00(3)     (0.05)      (0.06)(2)            (0.05)(2)
  Net realized and unrealized gain (loss) on
    investments                                         0.47             1.18         2.42       (0.83)               (0.52)
                                              --------------       ----------   ----------  ----------      ---------------
   Total from investment operations                     0.44             1.18         2.37       (0.89)               (0.57)
                                              --------------       ----------   ----------  ----------      ---------------

 LESS DISTRIBUTIONS:
  Distributions from capital gains                        --               --           --       (0.00)(3)               --
                                              --------------       ----------   ----------  ----------      ---------------
   Total distributions                                    --               --           --       (0.00)                  --
                                              --------------       ----------   ----------  ----------      ---------------
Net increase (decrease) in net asset value              0.44             1.18         2.37       (0.89)               (0.57)
                                              --------------       ----------   ----------  ----------      ---------------
NET ASSET VALUE at end of period              $        12.53       $    12.09   $    10.91  $     8.54      $          9.43
                                              ==============       ==========   ==========  ==========      ===============

TOTAL RETURN(4)                                         3.64%(5)        10.82%       27.75%      (9.43)%              (5.70)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $       20,924       $   20,104   $   16,721  $   11,765      $         6,192
Ratios of expenses to average net assets
  Before reimbursement of expenses by Advisor           2.43%(6)         2.36%        2.67%       2.72%                3.04%(6)
  After reimbursement of expenses by Advisor            2.15%(6)         2.15%        2.15%       2.15%                2.15%(6)
Ratio of net investment income (loss) to
  average net assets
  After reimbursement of expenses by Advisor           (0.54)%(6)        0.01%       (0.58)%     (0.57)%              (0.72)%(6)
Portfolio Turnover                                        24%(5)           21%          25%         31%                  30%(5)

(1)   Fund commenced investment operations on February 28, 2001.

(2)   Calculated based on average shares outstanding.

(3)   Amounts represent less than $0.005 per share

(4)   Total return without applicable sales charge.

(5)   Not annualized.

(6)   Annualized.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                             MULTI-CAP GROWTH FUND
                                                   ------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                   Ended 04/30/05  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED INCEPTION(1) TO
                                                     (Unaudited)   10/31/2004  10/31/2003  10/31/2002  10/31/2001   10/31/2000
                                                   --------------- ----------  ---------- ------------ ---------- ---------------
CLASS A
NET ASSET VALUE at beginning of period             $      4.83     $  4.46     $   3.49   $   4.27     $   7.87   $ 10.00
                                                   -----------     -------     --------   --------     --------   -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          0.00(3)    (0.03)       (0.03)   (0.02)(2)      (0.02)    (0.02)(2)
    Net realized and unrealized gain
    (loss) on investments                                 0.01        0.40         1.00      (0.76)       (3.58)    (2.11)
                                                   -----------     -------     --------   --------     --------   -------
      Total from investment operations                    0.01        0.37         0.97      (0.78)       (3.60)    (2.13)
                                                   -----------     -------     --------   --------     --------   -------

Net increase (decrease) in net asset value                0.01        0.37         0.97      (0.78)       (3.60)    (2.13)
                                                   -----------     -------     --------   --------     --------   -------
NET ASSET VALUE at end of period                   $      4.84     $  4.83     $   4.46   $   3.49     $   4.27   $  7.87
                                                   ===========     =======     ========   ========     ========   =======

TOTAL RETURN(4)                                           0.21%(5)    8.30%       27.79%    (18.27)%     (45.74)%  (21.30)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)             $    29,596     $25,897     $ 14,366   $  7,915     $ 13,263   $20,731
Ratios of expenses to average net assets
  Before reimbursement of expenses by Advisor             1.68%(6)    1.62%        2.40%      2.60%        2.36%     1.75%(6)
  After reimbursement of expenses by Advisor              1.20%(6)    1.20%        1.20%      1.20%        1.20%     1.20%(6)
Ratio of net investment income (loss) to
average net assets
  After reimbursement of expenses by Advisor              0.03%(6)   (0.64)%      (0.42)%    (0.55)%      (0.46)%   (0.42)%(6)
Portfolio Turnover                                          46%(5)      71%         123%       214%         230%      151%(5)

CLASS B
NET ASSET VALUE at beginning of period             $      4.67     $  4.34     $   3.42   $   4.22     $   7.83   $ 10.00
                                                   -----------     -------     --------   --------     --------   -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                  (0.02)      (0.06)       (0.02)     (0.05)(2)    (0.07)    (0.06)(2)
    Net realized and unrealized gain
    (loss) on investments                                 0.01        0.39         0.94      (0.75)       (3.54)    (2.11)
                                                   -----------     -------     --------   --------     --------   -------
      Total from investment operations                   (0.01)       0.33         0.92      (0.80)       (3.61)    (2.17)
                                                   -----------     -------     --------   --------     --------   -------

Net increase (decrease) in net asset value               (0.01)       0.33         0.92      (0.80)       (3.61)    (2.17)
                                                   -----------     -------     --------   --------     --------   -------
NET ASSET VALUE at end of period                   $      4.66     $  4.67     $   4.34   $   3.42     $   4.22   $  7.83
                                                   ===========     =======     ========   ========     ========   =======

TOTAL RETURN(4)                                     (0.21)    %(5)    7.60%       26.90%    (18.96)%     (46.10)%  (21.70)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)             $    13,232     $13,030     $  9,935   $  6,050     $  6,902   $ 8,666
Ratios of expenses to average net assets
  Before reimbursement of expenses by Advisor             2.43%(6)    2.37%        3.15%      3.35%        3.11%     2.50%(6)
  After reimbursement of expenses by Advisor              1.95%(6)    1.95%        1.95%      1.95%        1.95%     1.95%(6)
Ratio of net investment loss to average net assets
  After reimbursement of expenses by Advisor             (0.69)%(6)  (1.39)%      (1.17)%    (1.30)%      (1.21)%   (1.17)%(5)
Portfolio Turnover                                          46%(5)      71%         123%       214%         230%      151%(5)

(1)   Fund commenced investment operations on February 29, 2000.

(2)   Calculated based on average shares outstanding.

(3)   Amounts represent less than $0.005 per share.

(4)   Total return without applicable sales charge.

(5)   Not annualized.

(6)   Annualized.

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                              INTERNATIONAL STOCK FUND
                                                   -----------------------------------------------------------------------------
                                                      SIX MONTHS
                                                   Ended 04/30/05  YEAR ENDED    YEAR ENDED    YEAR ENDED  YEAR ENDED YEAR ENDED
                                                     (Unaudited)   10/31/2004    10/31/2003    10/31/2002  10/31/2001 10/31/2000
                                                   --------------- ----------    ----------    ----------  ---------- ----------
CLASS A
NET ASSET VALUE at beginning of period             $     10.56     $    8.92     $    7.00     $   7.31    $   9.55   $  11.45
                                                   -----------     ---------     ---------     --------    --------   --------
  INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                                 0.07          0.08          0.10         0.07(2)     0.04       0.04(2)
    Net realized and unrealized gain (loss)
     on investments                                       1.00          1.66          1.88        (0.38)      (2.21)     (0.98)
                                                   -----------     ---------     ---------     --------    --------   --------
      Total from investment operations                    1.07          1.74          1.98        (0.31)      (2.17)     (0.94)
                                                   -----------     ---------     ---------     --------    --------   --------
  LESS DISTRIBUTIONS:

    Distributions from net investment income             (0.10)        (0.10)        (0.06)          --       (0.07)     (0.14)
    Distributions from capital gains                        --            --            --           --          --      (0.82)
                                                   -----------     ---------     ---------     --------    --------   --------
      Total distributions                                (0.10)        (0.10)        (0.06)          --       (0.07)     (0.96)
                                                   -----------     ---------     ---------     --------    --------   --------
Net increase (decrease) in net asset value                0.97          1.64          1.92        (0.31)      (2.24)     (1.90)
                                                   -----------     ---------     ---------     --------    --------   --------
NET ASSET VALUE at end of period                   $     11.53     $   10.56     $    8.92     $   7.00    $   7.31   $   9.55
                                                   ===========     =========     =========     ========    ========   ========

TOTAL RETURN(3)                                          10.02%(4)     19.56%        28.46%       (4.24)%    (22.88)%    (9.29)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)             $    51,706     $  43,915     $  33,664     $ 25,732    $ 25,829   $ 32,071
Ratios of expenses to average net assets
   Before reimbursement of expenses by Advisor            1.85%(5)      1.85%         2.11%        2.29%       2.14%      2.06%
   After reimbursement of expenses by Advisor             1.60%(5)      1.60%         1.60%        1.60%       1.60%      1.60%
Ratio of net investment income to average net
  assets
   After reimbursement of expenses by Advisor             1.20%(5)      0.76%         1.30%        0.69%       0.45%      0.43%
Portfolio Turnover                                          38%(4)        45%           34%          47%         86%       117%

CLASS B
NET ASSET VALUE at beginning of period             $     10.41     $    8.78     $    6.89     $   7.25    $   9.48   $  11.38
                                                   -----------     ---------     ---------     --------    --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          0.02         (0.00)(1)      0.04         0.02(2)    (0.02)     (0.03)(2)
    Net realized and unrealized gain (loss)
      on investments                                      0.99          1.64          1.85        (0.38)      (2.20)     (0.98)
                                                   -----------     ---------     ---------     --------    --------   --------
      Total from investment operations                    1.01          1.64          1.89        (0.36)      (2.22)     (1.01)
                                                   -----------     ---------     ---------     --------    --------   --------

  LESS DISTRIBUTIONS:
    Distributions from net investment income             (0.01)        (0.01)        (0.00)(1)       --       (0.01)     (0.07)
    Distributions from capital gains                        --            --            --           --          --      (0.82)
                                                   -----------     ---------     ---------     --------    --------   --------
      Total distributions                                (0.01)        (0.01)           --           --       (0.01)     (0.89)
                                                   -----------     ---------     ---------     --------    --------   --------
Net increase (decrease) in net asset value                1.00          1.63          1.89        (0.36)      (2.23)     (1.90)
                                                   -----------     ---------     ---------     --------    --------   --------
NET ASSET VALUE at end of period                   $     11.41     $   10.41     $    8.78     $   6.89    $   7.25   $   9.48
                                                   ===========     =========     =========     ========    ========   ========

TOTAL RETURN(3)                                           9.71%(4)     18.67%        27.44%       (4.97)%    (23.48)%    (9.92)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)             $     9,269     $   7,559     $   5,806     $  4,591    $  4,787   $  5,497
Ratios of expenses to average net assets
  Before reimbursement of expenses by Advisor             2.60%(5)      2.59%         2.86%        3.04%       2.89%      2.81%
  After reimbursement of expenses by Advisor              2.35%(5)      2.35%         2.35%        2.35%       2.35%      2.35%
Ratio of net investment income (loss) to
  average net assets
  After reimbursement of expenses by Advisor              0.47%(5)      0.03%         0.55%       (0.06)%     (0.30)%    (0.32)%
Portfolio Turnover                                          38%(4)        45%           34%          47%         86%       117%

(1) Amounts represent less than $0.005 per share.

(2) Calculated based on average shares outstanding.

(3) Total return without applicable sales charge.

(4) Not annualized.

(5) Annualized.

                 See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine funds (individually, a "fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). The Investment Advisor has entered into subadvisory agreements with certain subadvisors ("Subadvisors") for the management of the investments of the High Income Fund, Multi-Cap Growth Fund, International Stock Fund, and a portion of the Mid-Cap Fund. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows. Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs,
(a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Trust's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor, under the general supervision of the Board of Trustees.

A fund's investments will be valued at fair value if in the judgment of the Investment Advisor an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Security Valuation committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The High Income Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds (other than Cash Reserves) may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Advisor, or Subadvisor, anticipate that the foreign currency will appreciate or depreciate in value. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the six months ended April 30, 2005, none of the funds have open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: The Funds (other than Cash Reserves) may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

"variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the six months ended April 30, 2005, the Bond Fund and the Balanced Fund entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

REDEMPTION FEES: The Bond Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund and Multi-Cap Growth Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 5 business days or less. The High Income Fund, Mid-Cap Fund and International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading. Please refer to the prospectus for additional information on redemption fees and waivers.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets:
0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for the Funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and the entire Multi-Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the Funds until at least February 28, 2006, such that total expenses, exclusive of management, 12b-1, and service fees, will not exceed the following amounts:

      FUND              CLASS A     CLASS B
-----------------       -------     -------
Cash Reserves              .55%       1.30%
Bond                       .90%       1.65%
High Income               1.00%       1.75%
Balanced                  1.10%       1.85%
Growth and Income         1.00%       1.75%
Capital Appreciation      1.20%       1.95%
Mid-Cap                   1.40%       2.15%
Multi-Cap Growth          1.20%       1.95%
International Stock       1.60%       2.35%

For the six months ended April 30, 2005, the Investment Advisor reimbursed expenses of $37,710 for the Cash Reserves Fund, $86,327 for the Bond Fund, $84,740 for the High Income Fund, $101,439 for the Balanced Fund, $136,701 for the Growth and Income Fund, $153,738 for the Capital Appreciation Fund, $88,827 for the Mid-Cap Fund, $103,151 for the Multi-Cap Growth Fund and $72,574 for the International Stock Fund.

Any reimbursements or fee waivers made by the Investment Advisor to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement (the "Expense Cap Agreement"). Under the Expense Cap Agreement, such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                      RECOVERY EXPIRING  RECOVERY EXPIRING  RECOVERY EXPIRING
        FUND          OCTOBER 31, 2005    OCTOBER 31, 2006  OCTOBER 31, 2007
--------------------  -----------------  -----------------  -----------------
Cash Reserves         $         114,473  $         100,514  $          58,813
Bond                            234,662            284,227            150,645
High Income                     174,043            168,808             97,662
Balanced                        348,289            363,962            131,637
Growth and Income               473,218            460,975            220,402
Capital Appreciation            533,959            520,392            250,709
Mid-Cap                         189,165            205,353            115,700
Multi-Cap Growth                247,687            204,794            140,426
International Stock             223,636            166,715            114,012

Through April 30, 2005, none of the Funds made repayments to the Investment Advisor under the Expense Cap Agreement.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

The distributor may from time to time voluntarily agree to waive distribution and/or service fees with respect to the Cash Reserves Fund for the purpose of maintaining a one-day yield or distribution rate of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the six months ended April 30, 2005, no such waivers were made by the distributor .

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the six months ended April 30, 2005, sales charges received by CUNA Brokerage were as follows:

                             AMOUNT PAID
      FUND               CLASS A      CLASS B
-----------------      -----------  ----------
Cash Reserves          $    26,049  $   20,042
Bond                       113,884      81,017
High Income                 72,815      20,443
Balanced                   331,659     143,667
Growth and Income          214,413      93,989
Capital Appreciation       134,293      82,635
Mid-Cap                    113,158      31,709
Multi-Cap Growth           111,327      21,626
International Stock         84,375       9,017

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily. The High Income Fund and Balanced Fund declare dividends monthly. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and the International Stock Fund declare dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the six months ended April 30, 2005, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                      U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
        FUND           PURCHASES       SALES        PURCHASES       SALES
--------------------  ------------  ------------  ------------  -------------
Bond                  $ 19,714,673  $ 21,261,673  $  7,823,145  $   6,679,266
High Income                     --            --    32,639,610     28,124,340
Balanced                15,610,084    14,918,596    12,340,636     13,658,365
Growth and Income               --            --    10,687,746     10,644,422
Capital Appreciation            --            --    14,284,101     17,717,097
Mid-Cap                         --            --    15,798,960     14,869,644
Multi-Cap Growth                --            --    24,696,586     18,725,762
International Stock             --            --    25,222,315     21,244,600

6. FOREIGN SECURITIES

Each fund may invest in foreign securities, although only the Multi-Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities, and the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. The International Stock Fund, High Income Fund and Multi-Cap Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or
(4) quoted or denominated in a foreign currency. However, any dollar-denominated security that is part of the Merrill Lynch U.S. Domestic Master Index is not considered a foreign security. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities.

7. SECURITIES LENDING

The Funds (other than Cash Reserves) entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At April 30, 2005, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of all collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statement of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations. The value of securities on loan at April 30, 2005 is as follows:

     FUND                VALUE OF SECURITIES ON LOAN
---------------          ---------------------------
Bond                            $   8,047,900
High Income                        11,016,081
Balanced                           13,794,113
Growth & Income                       694,092
Capital Appreciation                5,784,087
Mid-Cap                             3,453,785
Multi-Cap Growth                    2,806,051

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. TAX INFORMATION

For federal income taxes purposes, the funds listed below have capital loss carryovers as of October 31, 2004, which are available to offset future capital gains, if any:

                                             CARRYOVER EXPIRING IN:
FUND                   2007       2008          2009         2010          2011         2012
----                   ----       ----          ----         ----          ----         ----
Bond                  $    --  $   194,286  $         --  $   230,858  $        --  $    310,659
High Income            98,674      237,390     2,053,681    2,445,850      614,259            --
Balanced                   --           --            --    5,493,333    6,760,762       157,889
Growth and Income          --    1,073,602     2,865,513   11,738,982    9,713,003            --
Capital Appreciation       --           --            --   15,472,794   13,979,170            --
Mid-Cap                    --           --            --           --       16,099            --
Multi-Cap Growth           --    5,298,903    10,391,144    5,728,147           --            --
International Stock        --           --     2,132,735    4,881,331    1,505,342            --

The High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund utilized $295,640, $141,344, $3,583,988, $2,599,196, $939,554 and $3,739,841, respectively, of prior capital loss carryovers during the year ended October 31, 2004.

At April 30, 2005, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                  APPRECIATION  DEPRECIATION      NET
--------------------  ------------  ------------  ------------
Bond                  $  2,171,257  $    633,413  $  1,537,844
High Income              1,285,364     1,644,677      (359,313)
Balanced                22,523,532     9,865,700    12,657,832
Growth and Income       26,526,307    10,393,225    16,133,082
Capital Appreciation    20,186,120     9,972,450    10,213,670
Mid-Cap                 11,252,690     2,863,128     8,389,562
Multi-Cap Growth         4,500,253     1,498,262     3,001,991
International Stock     10,234,992       936,798     9,298,194

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Multi-Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income, which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each fund currently offers two classes of shares, Class A and Class B. At April 30, 2005, investments in the Funds by affiliates were as follows:

                                 CUNA           CUNA
                              MUTUAL LIFE      MUTUAL        CUMIS          CUNA
                               INSURANCE     INSURANCE     INSURANCE      BROKERAGE
        FUND          CLASS     COMPANY       SOCIETY     SOCIETY, INC.  SERVICES INC.
--------------------  -----  -------------  ------------  -------------  -------------
Cash Reserves           A    $   1,878,643  $  1,877,391  $          --  $          --
Bond                    A        2,179,441     2,177,988             --             --
High Income             A        6,707,269            --             --             --
Balanced                A       12,624,481            --      5,495,446      1,366,941
Growth and Income       A        2,256,641     2,626,305      3,618,357             --
Capital Appreciation    A       12,699,618     1,745,807             --             --
Mid-Cap                 A       12,955,377            --             --             --
International Stock     A        4,112,353     6,852,550     24,481,373             --

OTHER INFORMATION (UNAUDITED)

PROXY VOTING RESULTS

A special meeting of the Funds' shareholders was held on March 17, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each shareholder of the Fund is entitled to one vote for each dollar of net asset value held by the shareholder. The value of 644, 321,757 shares were received for each proposal, which represented 72.2% of the total value of the shares outstanding on the record date.

PROPOSAL 1. Shareholders of the Portfolios, voting together as a single group, are being asked to elect Trustees for MEMBERS Mutual Funds ("MMF").

  TRUSTEE NOMINEES      VOTES FOR    PERCENT   VOTES AGAINST  PERCENT
---------------------  -----------  ---------  -------------  -------
Rolf F. Bjelland       641,413,708    71.9%      2,908,049      0.3%
Gwendolyn M. Boeke     641,543,138    71.9%      2,778,620      0.3%
Steven P. Riege        641,584,447    71.9%      2,737,310      0.3%
Richard E. Struthers   641,578,754    71.9%      2,743,003      0.3%
Michael S. Daubs       641,614,814    71.9%      2,706,943      0.3%
Lawrence R. Halverson  641,646,985    71.9%      2,674,772      0.3%

PROPOSAL 2. The Shareholders of the Portfolios, voting together as a single group, ratified the appointment of Deloitte & Touche LLP to serve as independent registered public accounting firm for MMF for the fiscal year ending October 31, 2005.

VOTE     VALUE OF SHARES  PERCENT
-------  ---------------  -------
For          640,228,924     71.8%
Against        1,950,307      0.2%
Abstain        2,142,526      0.2%

BOARD OF TRUSTEES' ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of the MEMBERS Mutual Funds (the "Funds") reviews the performance of the Funds and their investment advisor and subadvisors at each regular board meeting. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the funds' investment processes and portfolio management personnel, the expenses incurred by the funds, and various other matters which may impact the Funds' performance and that of their investment advisor and subadvisors.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held in December of each year. The most recent such meeting was held December 2, 2004. Prior to this meeting, the board of trustees requested that the Funds' investment advisor and subadvisors provide written information addressing factors to be considered by the trustees in order to decide whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. At the December 2 meeting, representatives of the investment advisor and each subadvisor reviewed the information they had provided and responded to questions from trustees, and counsel reviewed the substance of its memorandum with trustees.

Following these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement at the December 2 meeting. At the time of that meeting, the investment advisor was actively considering whether to recommend changing the subadvisor for High Income Fund. Accordingly, the contemplated new subadvisor also presented information to, and responded to questions from, the trustees at the meeting. The board of trustees unanimously approved the new subadvisor at an in-person meeting held on February 22, 2005. In addition, at the February 22 meeting, the trustees re-approved the subadvisor for International Stock Fund, in anticipation of a deemed "assignment" of the related subadvisory agreement in connection with an initial public offering by the subadvisor's parent company.

In determining to approve the investment advisory agreement with the Funds' investment advisor, the new subadvisory agreement for High Income Fund, and the existing subadvisory agreements for the other subadvised funds, the board of trustees considered the following factors and reached the following conclusions:

OTHER INFORMATION (UNAUDITED)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR AND
SUBADVISORS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the investment advisor, the existing subadvisors, and the new subadvisor. This information included professional qualifications and experience of the portfolio management teams for each fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment advisor's and subadvisors' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. After reviewing this information and discussing it with representatives of the investment advisor and subadvisors, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided by the investment advisor and subadvisors and that these services compare satisfactorily to those provided by others in the industry. The board of trustees anticipated that the quality of the services to be provided by the new subadvisor to High Income Fund would compare favorably with those provided by the former subadvisor, particularly in terms of the consistency of returns.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISOR AND
SUBADVISORS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment advisor and subadvisors at each regular board meeting held throughout the year. In addition, at the board's December 2 meeting, the trustees reviewed the non-money market funds' performance compared to (i) the performance of the Funds' respective unmanaged benchmarks, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of the other funds which Morningstar considers to be "peer" funds in its published reports. In the case of the Cash Reserves Fund, the trustees reviewed its performance compared to (a) the performance of an unmanaged benchmark, and (b) a Lipper index of other money market funds.

The trustees also considered written discussions which the investment advisor or, in the case of the subadvised funds, the subadvisor provided to them regarding the major elements of each fund's investment strategy which contributed positively or negatively to the fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate. In the case of the investment advisor, these steps included upgrades to its professional staff and its analytical and decision-making tools.

Among other things, the trustees noted that four of the eight non-money market funds outperformed their Morningstar peer group median on a trailing one-year basis as of September 30, 2004. In addition, the trustees noted that the remaining four funds all ranked in the middle third of their Morningstar peer group for this period. Of these four funds, three had experienced improved performance over their trailing three-year performance or on a calendar year-to-date basis. With respect to the fourth fund, the High Income Fund, the investment advisor recommended, and the trustees approved, a change in subadvisor. The trustees also noted that the Cash Reserves Fund's performance was reasonably comparable to that of its Lipper group, although slightly lower. Based on these reviews, the trustees concluded that they were comfortable with the Funds' performance and with the steps which have been or are being taken to improve performance where appropriate.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the December 2 meeting, the trustees reviewed a written presentation by the Funds' investment advisor setting forth, on a fund-by-fund basis, the advisor's revenues, expenses, and pre-tax profitability under its investment advisory agreements with the Funds. The trustees also discussed with representatives of the advisor the methodology which the advisor used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by the advisor appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees.

The trustees also reviewed information provided by Lipper comparing (i) each non-money market fund's management fees and total expenses to those of a sample group of other funds selected by Lipper, and (ii) each such fund's total expenses to those of all other funds in its comparable Lipper universe. The trustees noted that each fund ranked in the third quintile (i.e. between the 40th and 60th percentile with the 1st percentile being the highest cost) or better on a total expense basis compared to its Lipper sample group; that all but two funds ranked in the third quintile or better on a management fee basis compared to its Lipper sample group; and that all but one fund ranked in the third quintile or better on a total expense basis compared to its Lipper universe. The trustees also considered written explanations provided by the investment advisor concerning the funds whose expenses appeared higher on a comparative basis.

In addition, the trustees considered information provided by the investment advisor and subadvisors concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the fees charged to the Funds are generally comparable to those charged by the advisor or subadvisor, as applicable, to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require

OTHER INFORMATION (UNAUDITED)

less work on the part of the advisor or subadvisor due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

The trustees also noted that the investment advisor has contractually agreed to "cap" each fund's total expenses at a specified level at least through February 28, 2006. Pursuant to these "caps," they noted, during the nine months ended September 30, 2004, the investment advisor had absorbed expenses with respect to each fund in amounts ranging from approximately $35,000 to more than $161,000.

Based on all this information, the trustees concluded that the management fees and total expenses borne by the Funds are reasonable with respect to the services provided, and that the investment advisor's level of profitability from its advisory agreements with the funds is well within reason.

ECONOMIES OF SCALE: Because the Funds are relatively small (ranging in size from $20.4 million to $203.6 million at September 30, 2004), the trustees did not request a formal study or analysis of whether the investment advisor experiences economies of scale in their management, or might do so if the Funds grow in the future. In response to questions from trustees, representatives of the investment advisor stated that they anticipate economies of scale may be realized with future growth. The trustees noted that the Funds' advisory fee schedules do not presently include "breakpoints" providing for lower advisory fee rates at higher asset levels. However, they also noted that the investment advisor has contractually agreed to "cap" each fund's total expenses for a specified period, as described above, and that the Funds' management fees and total expenses compare reasonably with those of other funds. Based on these factors, the trustees determined not to seek the addition of "breakpoints" to the Funds' advisory fee schedules at the present time. However, they also anticipated monitoring this issue going forward, as well as the Funds' fee and expense levels as compared to those of other funds which may themselves be experiencing economies of scale.

OTHER BENEFITS TO THE INVESTMENT ADVISOR AND SUBADVISORS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment advisor and subadvisors from their relationships with the Funds. The trustees noted that an affiliate of the investment advisor acts as principal underwriter for the Funds and, in this capacity, receives front-end sales charges, 12b-1 fees and service fees in connection with the distribution of fund shares and the provision of services to fund shareholders. As required by the Investment Company Act, the trustees review and approve the Funds' 12b-1 plans and agreements on an annual basis. In addition, at each regular board of trustees meeting, the trustees review the payments which the Funds made under these plans and agreements since the last such meeting. At its December 2 meeting, the board of trustees approved these plans and agreements for another year, concluding that there is a reasonable likelihood they will benefit the Funds and their shareholders.

The trustees also noted that the investment advisor and subadvisors execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the advisor and subadvisors receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment advisor on behalf of the Funds. The trustees have also noted that the investment advisor receives only propriety research, and not third-party research, in connection with its soft dollar transactions for the Funds. Finally, the trustees noted that the investment advisor monitors the quality of execution of the portfolio transactions executed by the subadvisors on behalf of the Funds. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions and did not believe the soft dollar benefits received by the investment advisor and subadvisors were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment advisor and subadvisors from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities. The trustees also acknowledged that the Funds may benefit in some ways from their relationship with the advisor, one example of which may be the cost and breadth of services received from the Funds' independent public accounting firm, which is also the advisor's independent public accounting firm.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment advisor and subadvisors into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended April 30, 2005. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half fiscal year period).

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                     CLASS A                               CLASS B
                      ---------------------------------------  -----------------------------
                                                     EXPENSES                       EXPENSES
                      BEGINNING   ENDING     ANNUAL    PAID       ENDING     ANNUAL   PAID
                       ACCOUNT    ACCOUNT   EXPENSE   DURING      ACCOUNT   EXPENSE  DURING
FUND                    VALUE      VALUE     RATIO    PERIOD       VALUE     RATIO   PERIOD
--------------------  ---------  ---------  -------  --------  -----------  -------  ------
Cash Reserves         $   1,000  $1,008.80    .55%   $  2.74   $  1,005.10   1.30%   $ 6.46
Bond                      1,000   1,008.70    .90%      4.48      1,004.90   1.65%     8.20
High Income               1,000     991.90   1.00%      4.94        988.20   1.75%     8.63
Balanced                  1,000   1,028.50   1.10%      5.53      1,024.60   1.85%     9.29
Growth and Income         1,000   1,050.00   1.00%      5.08      1,046.20   1.75%     8.88
Capital Appreciation      1,000   1,021.00   1.20%      6.01      1,017.10   1.95%     9.75
Mid-Cap                   1,000   1,040.80   1.40%      7.08      1,036.40   2.15%    10.86
Multi-Cap Growth          1,000   1,002.10   1.20%      5.96        997.90   1.95%     9.66
International Stock       1,000   1,100.20   1.60%      8.33      1,097.10   2.35%    12.22

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                       CLASS A                               CLASS B
                      -----------------------------------------  ------------------------------
                                                       EXPENSES                        EXPENSES
                      BEGINNING    ENDING     ANNUAL     PAID      ENDING      ANNUAL    PAID
                       ACCOUNT     ACCOUNT   EXPENSE    DURING     ACCOUNT    EXPENSE   DURING
       FUND             VALUE       VALUE     RATIO     PERIOD      VALUE      RATIO    PERIOD
--------------------  ---------  ----------  -------   --------  -----------  -------  --------
Cash Reserves         $   1,000  $ 1,022.07    .55%    $   2.76  $  1,018.35   1.30%   $   6.51
Bond                      1,000    1,020.33    .90%        4.51     1,016.61   1.65%       8.25
High Income               1,000    1,019.84   1.00%        5.01     1,016.12   1.75%       8.75
Balanced                  1,000    1,019.34   1.10%        5.51     1,015.62   1.85%       9.25
Growth and Income         1,000    1,019.84   1.00%        5.01     1,016.12   1.75%       8.75
Capital Appreciation      1,000    1,018.84   1.20%        6.01     1,015.12   1.95%       9.74
Mid-Cap                   1,000    1,017.85   1.40%        7.00     1,014.13   2.15%      10.74
Multi-Cap Growth          1,000    1,018.84   1.20%        6.01     1,015.12   1.95%       9.74
International Stock       1,000    1,016.86   1.60%        8.00     1,013.14   2.35%      11.73

OTHER INFORMATION (UNAUDITED)

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES. The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS. A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS

                                                                                                 NO. OF
                                                                                               PORTFOLIOS    OTHER
                            POSITION(S) TERM OF OFFICE                                          OVERSEEN    OUTSIDE
NAME, ADDRESS AND            HELD WITH  AND LENGTH OF           PRINCIPAL OCCUPATION             IN FUND   DIRECTOR-
YEAR OF BIRTH                THE FUND     SERVICE(1)           DURING PAST FIVE YEARS           COMPLEX(2)   SHIPS
--------------------------- ----------- -------------- --------------------------------------- ----------- ---------
Michael S. Daubs, CFA(3)(4)  Trustee,   1997 - Present CUNA Mutual Insurance Society                19         --
5910 Mineral Point Road      Chairman                  Chief Officer - Investments
Madison, WI 53705                                      1990 - Present
Year of Birth: 1943

                                                       MEMBERS Capital Advisors, Inc.
                                                       President
                                                       1982 - Present

                                                       CUNA Mutual Life Insurance Company
                                                       Chief Officer - Investments
                                                       1973 - Present

Lawrence R. Halverson,       Trustee,   1997 - Present MEMBERS Capital Advisors, Inc.               19         --
CFA(3)(4)
5910 Mineral Point Road      President                 Senior Vice President - Equities
Madison, WI 53705                                      1996 - Present
Year of Birth: 1945

Mary E. Hoffmann, CPA(3)     Treasurer  1998 - Present MEMBERS Capital Advisors, Inc.               19         --
5910 Mineral Point Road                                Assistant Vice President - Finance
Madison, WI 53705                                      and Operations
Year of Birth: 1970                                    2001 - Present

                                                       Product Operations and Finance Manager
                                                       1998 - 2001

Holly S. Baggot(3)           Secretary  1999 - Present MEMBERS Capital Advisors, Inc.               19         --
5910 Mineral Point Road      and                       Senior Manager - Product and Fund
Madison, WI 53705            Assistant                 Operations, 2001 - Present
Year of Birth: 1960          Treasurer
                                                       Operations & Administration Manager
                                                       1998 - 2001

Dan Owens(3)                 Assistant  2000 - Present MEMBERS Capital Advisors, Inc.               19         --
5910 Mineral Point Road      Treasurer                 Senior Manager - Portfolio Operations
Madison, WI 53705                                      2001 - Present
Year of Birth: 1966

                                                       Investment Operations Manager
                                                       1999 - 2001

(1) At its August 2003 meeting, the Board of Trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 9 portfolios, and the Ultra Series Fund with 10 portfolios.

(3)   "Interested person" as defined in the 1940 Act.

(4) Considered an "interested" trustee because of the position held with the investment advisor of the Trust.

TRUSTEES AND OFFICERS

                                                                                                 NO. OF
                                                                                               PORTFOLIOS    OTHER
                         POSITION(S)   TERM OF OFFICE                                           OVERSEEN    OUTSIDE
NAME, ADDRESS AND         HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION            IN FUND    DIRECTOR-
YEAR OF BIRTH             THE FUND       SERVICE(1)            DURING PAST FIVE YEARS          COMPLEX(2)    SHIPS
-----------------------  -----------  ---------------  --------------------------------------  ----------  ---------
Rolf F. Bjelland, CLU    Trustee       2003 - Present  Fairview Medical Foundation                 19      Regis
5910 Mineral Point Road                                Director, 2002 - Present                            Corp.,
Madison, WI 53705                                                                                          Director,
Year of Birth: 1938                                    A.L.S. Society                                      1982-
                                                       Director, 2002 - Present                            Present

                                                       Viking Counsel Boy Scouts of America
                                                       Director, 1967-Present

                                                       Lutheran Brotherhood Mutual Funds
                                                       Chairman and President
                                                       Lutheran Brotherhood
                                                       Chief Investment Officer
                                                       (now Thrivent Financial)
                                                       1983 - 2002

Gwendolyn M. Boeke       Trustee       1997 - Present  Wartburg Theological Seminary               19      --
5910 Mineral Point Road                                Development Association
Madison, WI 53705                                      Development Associate
Year of Birth: 1934                                    1997 - 2003

                                                       Evangelical Lutheran Church in America
                                                       Foundation
                                                       Regional Director, 1990 - 2000

                                                       Wartburg College
                                                       Director, 1986 - 2001

Steven P. Riege          Trustee       2005 - Present  The Rgroup                                  19      --
5910 Mineral Point Road                                Owner / President, 2001 - Present
Madison, WI 53705
Year of Birth: 1954                                    Robert W. Baird & Company
                                                       Senior Vice President Marketing and
                                                       First Vice President Human Resources
                                                       1986 - 2001

Richard E. Struthers     Trustee       2004 - Present  Clearwater Capital Management               19      --
5910 Mineral Point Road                                Chairman and Chief Executive Officer
Madison, WI 53705                                      1998 - Present
Year of Birth: 1952

(1) At its August 2003 meeting, the Board of Trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 9 portfolios, and the Ultra Series Fund with 10 portfolios.

The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and officers and is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

                     This page is left blank intentionally.

(MEMBERS MUTUAL FUNDS LOGO)                             PRESORTED
                                                        STANDARD
MEMBERS Mutual funds                                 US POSTAGE PAID
Post Office Box 8390                                  PERMIT #3602
Boston, MA 02266-8390                               BERWYN, IL 60402
  1 (800) 877-6089
www.membersfunds.com

         Distributed by:
  CUNA Brokerage Services, Inc.
Office of Supervisory jurisdiction
        2000 Heritage Way
      Waverly, IA 50677-9202

         Member NASD/SIPC

ITEM 2. CODE OF ETHICS.

(a)   Not required in this semi-annual report filed on Form N-CSR.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

A copy of the Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report on Form N-CSR.

      (b) There have been no changes in the Trust's internal controls over financial reporting that occurred during the Trust's last fiscal half-year that have materially affected, or are reasonably likely to affect, the Trust's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)   Not applicable.

      (b)   Certifications of the President and Treasurer of the Trust.

                                  EXHIBIT INDEX

Exhibit 11(b)(i) - Certification of Lawrence R. Halverson, President, MEMBERS Mutual Funds

Exhibit 11(b)(ii) - Certification of Mary E. Hoffman, Treasurer, MEMBERS Mutual Funds

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS MUTUAL FUNDS

BY: /s/ Mary E. Hoffmann
    ------------------------------
    Lawrence R. Halverson
    President

DATE: 6/17/05

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Lawrence R. Halverson
    -------------------------
    Lawrence R. Halverson
    President, MEMBERS Mutual Funds

DATE: 6/17/05

By: /s/ Mary E. Hoffmann
    --------------------
    Mary E. Hoffmann
    Treasurer, MEMBERS Mutual Funds

DATE: 6/17/05

                                       5